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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ETHAN ALLEN INTERIORS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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ETHAN ALLEN INTERIORS INC.
Ethan Allen Drive
Danbury, Connecticut 06811

October 4, 2016

Dear Fellow Stockholders:

You are cordially invited to attend the Ethan Allen Interiors Inc. 2016 Annual Meeting of Stockholders. This meeting will be held at 10 a.m. on Wednesday, November 16, 2016, at the Ethan Allen International Corporate Headquarters on Ethan Allen Drive in Danbury, Connecticut.

I am pleased to advise you that we continue to review our organizational documents and proactively update them to a current level of governance best practices. In preparation for the meeting, we have prepared a Notice of the Meeting, Proxy Statement, and 2016 Annual Report to Stockholders. These materials provide detailed information relating to our activities and operating performance.

This year, we are once again using the Internet as our primary means of furnishing proxy materials to stockholders. Accordingly, most stockholders will not receive paper copies of our proxy materials. We instead will mail to our stockholders a Notice Regarding the Availability of Proxy Materials. This notice will contain instructions on how to access proxy materials and vote via the Internet. The Notice Regarding the Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. Electronic delivery will expedite the receipt of materials while lowering costs and reducing the environmental impact of our annual meeting by reducing printing and mailing costs.

You will find information about the matters to be voted on at the meeting in the formal Notice Regarding the Availability of Proxy Materials and the Proxy Statement.

You may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. Your vote is very important to us, and we hope you will be able to attend the meeting. To ensure your representation at the meeting, even if you anticipate attending in person, we urge you to vote by proxy. If you attend, you will, of course, be entitled to vote in person.

              Whether or not you plan to attend the Annual Meeting of Stockholders, we encourage you to vote your shares.

Sincerely,

M. Farooq Kathwari
 Chairman of the Board,
President and Chief Executive Officer

ETHAN ALLEN INTERIORS INC.

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

Wednesday, November 16, 2016
10:00 AM EST
Ethan Allen International Corporate Headquarters
Ethan Allen Drive
Danbury, Connecticut 06811

To our Stockholders:

                The 2016 Annual Meeting of Stockholders of Ethan Allen Interiors Inc. will be held for the purpose of considering and acting upon the following matters:

Proposal 1.	to elect seven director nominees identified in the following proxy statement to serve until the 2017 Annual Meeting of Stockholders;
Proposal 2.	to approve by-law amendments related to the procedures for stockholders to nominate directors or propose other matters for consideration at stockholder meetings;
Proposal 3.	to approve by-law amendments to implement "proxy access";
Proposal 4.	to approve by-law amendments to implement majority voting in uncontested director elections;
Proposal 5.
to approve certificate of incorporation and by-law amendments to allow for stockholder removal of directors with or without cause and to delete obsolete provisions from, and effect clarifying changes to, the certificate of incorporation;
Proposal 6.	to approve by a non-binding advisory vote, executive compensation of the Company's Named Executive Officers;
Proposal 7.	to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the 2017 fiscal year; and

                to transact such other business as may properly come before the meeting.

                In accordance with New York Stock Exchange ("NYSE") rules, your broker will not be able to vote your shares with respect to any non-routine matters if you have not given your broker specific instructions to do so. The only routine matter to be voted on at the Annual Meeting is the ratification of the appointment of our independent registered public accounting firm for the current year (Proposal 7). All other matters to be voted upon are considered non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with such proposals.

                The Board of Directors has fixed September 21, 2016 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting. It is important that your shares be represented and voted at the meeting. If you received the proxy materials by mail, you can vote your shares by completing, signing, dating, and returning your completed proxy card, or you may vote by telephone or over the Internet. If you received the proxy materials over the Internet, a proxy card was not sent to you, and you may vote your shares by telephone or over the Internet. To vote by telephone or Internet, follow the instructions included in the Notice Regarding the Availability of Proxy Materials, the Proxy Statement or on the Internet. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the Proxy Statement.

                These proxy materials are first being made available on the Internet on or around [October 4, 2016.].

                Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on November 16, 2016. The proxy statement and the annual report are available at http://materials.proxyvote.com/297602

By Order of the Board of Directors,

Eric D. Koster
 Corporate Secretary
October 4, 2016

ETHAN ALLEN INTERIORS INC.
Ethan Allen Drive, Danbury, Connecticut 06811

PROXY STATEMENT
for Annual Meeting of Stockholders 2016

ABOUT THE ANNUAL MEETING	1
BOARD OF DIRECTORS – EXPERIENCE AND SKILLS	5
BOARD INDEPENDENCE	6
BOARD LEADERSHIP STRUCTURE	6
Independent Lead Director	6
BOARD OF DIRECTORS ROLE IN RISK OVERSIGHT	6
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS	7
NOMINATIONS/CORPORATE GOVERNANCE COMMITTEE	8
PROPOSAL 1: ELECTION OF DIRECTORS	9
DIRECTOR NOMINEES FOR ELECTION	9
CORPORATE GOVERNANCE	13
ADDITIONAL STOCKHOLDER OUTREACH	15
PROPOSAL 2: TO APPROVE BY-LAW AMENDMENTS RELATED TO THE PROCEDURES FOR STOCKHOLDERS TO NOMINATE DIRECTORS OR PROPOSE OTHER MATTERS FOR CONSIDERATION AT STOCKHOLDER MEETINGS	15
General	15
Effect of the Proposed Amendment	15
PROPOSAL 3: TO APPROVE BY-LAW AMENDMENTS TO IMPLEMENT "PROXY ACCESS"	16
General	16
Effect of the Proposed Amendment	16
PROPOSAL 4: TO APPROVE BY-LAW AMENDMENT TO IMPLEMENT MAJORITY VOTING IN UNCONTESTED DIRECTOR ELECTIONS	17
General	17
Effect of the Proposed Amendment	17
PROPOSAL 5: TO CERTIFICATE OF INCORPORATION AND BY-LAW AMENDMENTS TO ALLOW FOR STOCKHOLDER REMOVAL OF DIRECTORS WITH OR WITHOUT CAUSE AND TO DELETE OBSOLETE PROVISIONS FROM, AND EFFECT CLARIFYING CHANGES TO, CERTAIN PROVISIONS OF THE COMPANY'S CERTIFICATE OF INCORPORATION	18
General	18
Effect of the Proposed Amendment	18

v

PROXY STATEMENT

ABOUT THE ANNUAL MEETING

                This proxy statement (this "Proxy Statement") and the accompanying proxy or voting instruction card relate to the 2016 Annual Meeting of Stockholders (the "Annual Meeting") of Ethan Allen Interiors Inc., a Delaware corporation ("Ethan Allen") to be held at the Ethan Allen Corporate Headquarters, Ethan Allen Drive, Danbury, Connecticut 06811 at 10:00 A.M., Eastern Time, on Wednesday, November 16, 2016. The Board of Directors of the Company (the "Board of Directors" or "Board") is soliciting proxies from stockholders in order to provide every stockholder an opportunity to vote on all matters submitted to a vote of stockholders at the Annual Meeting, whether or not such stockholder attends in person. The proxy authorizes a person other than a stockholder, called the "proxyholder," who will be present at the Annual Meeting, to cast the votes that the stockholder would be entitled to cast at the Annual Meeting if the stockholder were present. It is expected that this Proxy Statement and the accompanying proxy or voting instruction card will be first mailed or delivered to our stockholders beginning on or about [October 4, 2016.]. When used in this Proxy Statement, "we," "us," "our," "Ethan Allen" or the "Company" refers to Ethan Allen and its subsidiaries collectively or, if the context so requires, Ethan Allen individually.

Q:
What is the purpose of Annual Meeting?

A:
We will hold the Annual Meeting to enable stockholders to vote on the following matters:

Proposal 1.	to elect seven director nominees identified in the following proxy statement to serve until the 2017 Annual Meeting of Stockholders;
Proposal 2.	to approve by-law amendments related to the procedures for stockholders to nominate directors or propose other matters for consideration at stockholder meetings;
Proposal 3.	to approve by-law amendments to implement "proxy access";
Proposal 4.	to approve by-law amendments to implement majority voting in uncontested director elections;
Proposal 5.
to approve certificate of incorporation and by-law amendments to allow for stockholder removal of directors with or without cause and to delete obsolete provisions from, and effect clarifying changes to, the certificate of incorporation;
Proposal 6.	to approve, by a non-binding advisory vote, executive compensation of the Company's Named Executive Officers;
Proposal 7.	to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the 2017 fiscal year; and

to transact such other business as may properly come before the Annual Meeting.

Stockholders will be asked to vote for nominees for all director seats on the Board of Directors as of the Annual Meeting. The term of office for directors elected at the Annual Meeting will continue until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier removal, resignation or death. The Board of Directors' nominees for election are: M. Farooq Kathwari, James B. Carlson, John J. Dooner, Jr., Domenick J. Esposito, Mary Garrett, James W. Schmotter and Tara I. Stacom.

As of the date of this notice, we have not received notice of any other business that may be properly proposed at the Annual Meeting, but if any other business is properly proposed, the proxyholders named in the proxy or voting instruction card will have authority to vote as recommended by the Board of Directors.

Q:
What is a proxy?

A:
A proxy is a document by which you authorize someone else to vote for you at a stockholders meeting in the way that you want to vote. That document is called a "proxy" or, if your shares are held in street name and you give instructions to the record holder of your shares, is called a "voting instruction card." You also may choose to abstain from voting.

This Proxy Statement and the accompanying proxy or voting instruction card is furnished in connection with the solicitation by the Board of Directors, of proxies for use at the Annual Meeting to be held on Wednesday, November 16, 2016 at the Ethan Allen International Corporate Headquarters, Ethan Allen Drive, Danbury, Connecticut 06811 at 10:00 A.M., Eastern Time, or any adjournment thereof. The Notice Regarding the Availability of Proxy Materials, this Proxy Statement and our 2016 annual report to Stockholders ("Annual Report") are first being made available to stockholders on or about [October 4, 2016.].

Q:
Who is entitled to vote?

A:
Only record holders of shares of our Common Stock, par value $.01 per share ("Common Stock"), at the close of business on the record date for the Annual Meeting are entitled to vote at the Annual Meeting. The Board of Directors has fixed the close of business on September 21, 2016 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, the Company had 27,758,319 shares of Common Stock outstanding. The holders of Common Stock as of the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Holders of Common Stock are entitled to one vote per share.

Q:
How can I access the proxy materials on the Internet?

A:
In accordance with the rules of the U.S. Securities and Exchange Commission (the "SEC"), we are using the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, most stockholders will not receive paper copies of our proxy materials. We instead sent stockholders a Notice Regarding the Availability of Proxy Materials (the "Notice") with instructions for accessing the proxy materials via the Internet and voting via the Internet or by telephone. The Notice was mailed on or about [October 4, 2016.]. The Notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. Additionally, and in accordance with SEC rules, you may access our proxy materials at http://materials.proxyvote.com/297602.

The Notice provides you with instructions regarding how to:

•
view the proxy materials for the Annual Meeting on the Internet and execute a proxy; and

•
instruct us to send future proxy materials to you in printed form or electronically by e-mail.

Choosing to receive future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Q:
How do I vote?

A:
You can vote either in person at the Annual Meeting or by proxy, whether or not you attend the Annual Meeting. You can vote by proxy in three ways:

•
By mail—If you are a stockholder of record, you can submit a proxy by completing, dating, signing and returning your proxy in the postage-paid envelope provided. You should sign your name exactly as it appears on the proxy. If you are signing in a representative capacity (for example, as a guardian, executor, trustee, custodian, attorney or officer of a corporation), please indicate your name and title or capacity. If you are a beneficial owner, you have the right to direct your brokerage firm, bank or other similar organization on how to vote your shares, and the brokerage firm, bank or other similar organization is required to vote your shares in accordance with your instructions. To provide instructions to your brokerage firm, bank or other similar organization by mail, please complete, date, sign and return your voting instruction card in the postage-paid envelope provided by your brokerage firm, bank or other similar organization.

•
By telephone—If you are a stockholder of record, you can submit a proxy by telephone by calling the toll-free number listed on the proxy, entering your control number located on the proxy or voting instruction card and following the prompts. If you are a beneficial owner and if the brokerage firm, bank or other similar organization that holds your shares offers telephone voting, you will receive instructions from the brokerage firm, bank or other similar organization that you must follow in order to submit a proxy by telephone.

•
By Internet—If you are a stockholder of record, you can submit a proxy over the Internet by logging on to the website listed on the proxy, entering your control number located on the proxy or voting instruction card and submitting a proxy by following the on-screen prompts. If you are a beneficial owner, and if the brokerage firm, bank or other similar nominee that holds your shares offers Internet voting, you will receive instructions from the brokerage firm, bank or other similar organization that you must follow in order to submit your proxy over the Internet.

If you vote by proxy, your shares will be voted at the Annual Meeting in the manner you indicate. If your shares are held in your name (i.e., not in "street name" through a broker) and if you sign your proxy card, but do not specify how you want your shares to be voted, they will be voted as the Board of Directors recommends.

Your vote is important. The Board urges you to submit a proxy for your shares as soon as possible by following the instructions provided on the enclosed proxy or voting instruction card you receive from your brokerage firm, bank or other similar organization. Internet and telephone submission of proxies is available 24 hours a day, and, if you use one of those methods, you do not need to return a proxy or voting instruction card. Unless you are planning to vote at the Annual Meeting in person, your proxy must be received by 11:59 p.m., Eastern Time, on Tuesday, November 15, 2016. Even if you submit your proxy or voting instructions by one of the methods listed above, you still may vote at the Annual Meeting in person if you are the record holder of your shares. If you are a beneficial owner, you must obtain a "legal proxy" from the record holder in order to vote your shares at the Annual Meeting. Your vote at the Annual Meeting will constitute a revocation of your earlier proxy or voting instructions.

Q:
How can I vote my shares of Common Stock that I own through the Ethan Allen 401(k) plan for employees?

A:
If you own Common Stock through the Ethan Allen 401(k) plan for employees, you can direct the trustee to vote the shares held in your account in accordance with your instructions by returning the voting instruction card for your account or by registering your instructions over the Internet or by telephone as directed on the voting instruction card for your account. If you wish to instruct the trustee on the voting of shares held in your account, you should submit those instructions no later than 11:59 p.m., Eastern Time, on Friday, November 11, 2016. The trustee will vote shares for which no voting instructions were received on or before that date as directed by the plan fiduciary.

Q:
Can I change my vote after I have voted?

A:
Prior to the Annual Meeting, a later vote by any means will cancel any earlier vote. For example, if you vote by telephone and later vote differently on the Internet, the Internet vote will count, and the telephone vote will be canceled. If you wish to change your vote by mail, you should contact our Corporate Secretary or proxy solicitor at the addresses set forth below and request a new proxy or voting instruction card. The last vote received before the Annual Meeting will be the one counted. You also may change your vote by voting in person at the Annual Meeting.

Corporate Secretary Eric D. Koster PO BOX 1966 Danbury, CT 06813 (203) 743-8508	Proxy Solicitor Georgeson LLC 1290 Avenue of the Americans, 9th Floor New York, NY 10104 (866) 277-0928
Q:
What does it mean if I get more than one proxy or voting instruction card?

A:
It means that your shares are registered in more than one way. Sign and return all proxy or voting instruction cards or vote each group of shares by mail, telephone or over the Internet to ensure that all your shares are voted.

Q:
Who are the proxyholders named by the Board for the Annual Meeting?

A:
Eric D. Koster and Corey Whitely were selected by the Board of Directors to serve as proxyholders for the Annual Meeting of stockholders voting on proxy or voting instruction cards. Each properly executed and returned proxy or voting instruction card will be voted by the proxyholders in accordance with the directions indicated thereon or, if no directions are indicated, in accordance with the recommendations of the Board of Directors. In voting by proxy with regard to the election of directors, stockholders may vote in favor of all nominees, vote in favor of one or more specific nominee(s), withhold their vote as to all nominees or withhold their vote as to one or more specific nominee(s). Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt of a later vote by telephone, Internet, receipt by the Corporate Secretary or inspectors of election of either an instrument revoking the proxy or a duly executed proxy card bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

Q:
Will my shares be voted if I do not provide my proxy?

A:
If you hold your shares directly in your own name, your shares will not be voted if you do not vote them or provide a proxy. If your shares are held in the name of a brokerage firm or other nominee, under rules of the New York Stock Exchange ("NYSE"), your broker may vote your shares on "routine" matters even if you do not provide a proxy. The only routine matter to be voted on at the Annual Meeting is the ratification of the appointment of our independent registered public accounting firm for 2017. If a brokerage firm votes your shares on these matters in accordance with these rules, your shares will count as present at the Annual Meeting for purposes of establishing a quorum and will count as "FOR" votes or "AGAINST" votes, as the case may be, depending on how the broker votes. If a brokerage firm signs and returns a proxy on your behalf that does not contain voting instructions, your shares will count as present at the Annual Meeting for quorum purposes and will be voted in connection with the selection of KPMG LLP as our independent public accounting firm for the 2017 fiscal year, but will not count as a "FOR" vote for any other matter.

Q:
What is a broker non-vote?

A:
A "broker non-vote" means that a broker cannot exercise discretion to vote shares held by it in "street name" for the beneficial owner and has not received voting instructions from the beneficial owner and the matter to be voted on is not "routine" under the NYSE rules.

Q:
How many shares must be present to hold the Annual Meeting?

A:
In order for the Annual Meeting to be duly convened, one-third of the outstanding shares of Common Stock as of the Record Date must be present in person or represented by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions, withheld votes and shares held of record by a brokerage firm, bank or similar organization, or its nominee ("broker shares"), pursuant to a signed proxy or voting instruction card that are voted on any matter are included in determining the number of shares present. If a brokerage firm signs and returns a proxy on your behalf that does not contain voting instructions, your shares will count as present at the Annual Meeting for quorum purposes.

Q:
What vote is needed to elect directors?

A:
At the Annual Meeting, the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote thereon is required to elect each of the director nominees.

Q:
What vote is needed to approve the other Proposals?

A:
At the Annual Meeting, the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote thereon is required to approve Proposal 7: the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2017 fiscal year, and Proposal 6: the approval, by non-binding advisory vote, of executive compensation of the Company's Named Executive Officers (collectively, the "NEOs").

Each of Proposals 2, 3, 4, and 5, which request stockholder approval for various amendments to the Company's Certificate of Incorporation and By-Laws, as applicable, require the affirmative vote of the holders of 66 2/3% of our outstanding shares of Common Stock.

Abstentions will be counted as present for the purposes of the votes on Proposals 1, 2, 3, 4, 5, 6 and 7, and therefore will have the same effect as a vote against each such proposal. Broker non-votes will not be counted as present and entitled to vote on Proposals 1, 2, 3, 4, 5 and 6, but will be counted as present and entitled to vote on Proposal 7.

Approval of the compensation of our NEOs is advisory and will not be binding on the Board of Directors or the Company. However, the Board of Directors will review the voting results of Proposal 6 and take them into consideration when making future decisions regarding executive compensation.

Q:
How will the votes be tabulated?

A:
The inspectors of election appointed for the Annual Meeting will tabulate the votes cast, in person or by proxy, at the Annual Meeting and will determine whether a quorum is present.

Q:
How do I revoke a proxy?

A:
If you hold your shares registered in your name, you may revoke your proxy by submitting a revised one at any time before the vote to which the proxy relates. You may also revoke it by submitting a ballot at the meeting.

If your shares are held in street name, there are special procedures that you must follow to revoke a proxy submitted via the Internet or by telephone or by marking, signing and returning a vote instruction card.

•
Revoking your vote and submitting a new vote before the deadline of 11:59 p.m., Eastern Time, on November 15, 2016.  If you submit a proxy via the Internet, by telephone or by marking, signing and returning a vote instruction card, you may revoke your proxy at any time and by any method before the deadline.

•
Revoking your vote and submitting a new vote after the deadline of 11:59 p.m., Eastern Time, on November 15, 2016.  If you submit a proxy via the Internet, by telephone or by marking, signing and returning a vote instruction card and wish to revoke it and submit a new proxy after the deadline has passed, you must contact your brokerage firm, bank or other similar organization and follow its requirements. We cannot assure you that you will be able to revoke your proxy and vote your shares by any of the methods described above.

•
Revoking your vote and submitting a new vote by ballot at the meeting.  If you submit a proxy via the Internet, by telephone or by marking, signing and returning a vote instruction card and wish to revoke it and vote at the meeting, you must contact your brokerage firm, bank or other similar organization and follow its requirements. We cannot assure you that you will be able to revoke your proxy or attend and vote at the meeting.

•
If you receive more than one proxy or voting instruction card on or about the same time, it generally means you hold shares registered in more than one account. In order to vote all of your shares, please sign and return each proxy or voting instruction card or, if you vote via the internet or telephone, vote once for each proxy or voting instruction card you receive.

Q:
Where can I find the results of the Annual Meeting?

A:
We intend to announce preliminary voting results at the Annual Meeting and publish final results through a Current Report on Form 8-K that we will file with the SEC within four business days of the Annual Meeting.

Annual Meeting Admission

                Only stockholders and certain other permitted attendees may attend the Annual Meeting. Please note that space limitations make it necessary to limit attendance to stockholders and one guest. Admission to the Annual Meeting will be on a first-come, first-served basis. Proof of Ethan Allen stock ownership as of the record date, along with photo identification, will be required for admission. Stockholders holding stock in an account at a brokerage firm, bank, broker-dealer or other similar organization ("street name" holders) will need to bring a copy of a brokerage statement reflecting their stock ownership as of the record date. No cameras, recording equipment, electronic devices, use of cell phones or other mobile devices, large bags or packages will be permitted at the Annual Meeting.

Householding

                To reduce the expense of delivering duplicate proxy materials to our stockholders, we are relying on the SEC rules that permit us to deliver only one set of proxy materials to multiple stockholders who share an address unless we receive contrary instructions from any stockholder at that address. This practice, known as "householding," reduces duplicate mailings, thus saving printing and postage costs as well as natural resources. Each stockholder retains a separate right to vote on all matters presented at the Annual Meeting. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you wish to receive a separate copy of the Annual Report or other proxy materials, free of charge, or if you wish to receive separate copies of future annual reports or proxy materials, please mail your request to Ethan Allen Interiors, Inc., PO BOX 1966, Danbury CT 06813-1966, attention: Corporate Secretary, or call us at (203) 743-8000.

BOARD OF DIRECTORS

                Ethan Allen Interiors Inc. is a vertically integrated interior design and home furnishings company, serving consumers around the world. To effectively manage our enterprise requires a strong governance foundation, as well as leadership with an understanding of the diverse needs of our consumers and associates. The composition of the Board reflects an appropriate mix of skill sets, experience, and qualifications that are relevant to the business and governance of the Company. Each individual Director epitomizes the Company's Leadership Principles, possesses the highest ethics and integrity, and demonstrates commitment to representing the long-term interests of the Company's stockholders. Each Director also has individual experiences that provide practical wisdom and foster mature judgment in the boardroom. Collectively, the Directors bring business, international, government, technology, marketing, retail operations, and other experiences that are relevant to the Company's vertical operations. The Board of Directors has general oversight responsibility for the Company's affairs pursuant to the Company's Amended and Restated Articles of Incorporation and By-Laws, and the committee charters, corporate governance guidelines and other policies under which the Company operates. The Board is deeply involved in the Company's strategic planning process, leadership development, succession planning, and oversight of risk management. In exercising its fiduciary duties, the Board represents and acts on behalf of the Company's stockholders and is committed to strong corporate governance, as reflected through its policies and practices.

BOARD OF DIRECTORS – EXPERIENCE AND SKILLS

Ethan Allen Board Nominees	CEO or Senior Executive Level Experience	Risk Management	International Experience	Operating Experience	Retail and Ecommerce Experience	Finance Experience	Real Estate Experience	Marketing and Brand Building Expertise

M. Farooq Kathwari	✓	✓	✓	✓	✓	✓	✓	✓

James B Carlson	✓	✓	✓			✓	✓

John J. Dooner, Jr.,	✓	✓	✓	✓		✓		✓

Domenick J. Esposito	✓	✓		✓		✓		✓

Mary Garrett	✓		✓	✓	✓			✓

James W. Schmotter	✓	✓	✓	✓		✓		✓

Tara I. Stacom	✓			✓		✓	✓	✓

BOARD INDEPENDENCE

                The Board of Directors has determined that nominees James B. Carlson, John J. Dooner, Jr., Domenick J. Esposito, Mary Garrett, James W. Schmotter and Tara I. Stacom (six nominees for the Board of Directors), as well as Clinton A. Clark (the director who has announced that he is retiring from the Board of Directors immediately prior to the Annual Meeting), are independent directors within the meaning of the listing standards of the NYSE. In order for a director to be considered "independent" by the Board of Directors, he or she must (i) be free of any relationship that, applying the rules of the NYSE, would preclude a finding of independence and (ii) not have any material relationship (either directly or as a partner, stockholder or officer of an organization) with us or any of our affiliates of any of our executive officers or any of our affiliates' executive officers. In evaluating the materiality of any such relationship, the Board of Directors takes into consideration whether disclosure of the relationship would be required by the disclosure rules under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If disclosure of the relationship is required, the Board of Directors must make a determination that the relationship is not material as a prerequisite to finding that the director is independent.

Snapshot of 2016 Independent Director Nominees

BOARD LEADERSHIP STRUCTURE

                The Board of Directors recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board believes that, given the dynamic and competitive environment in which we operate, the optimal Board leadership structure may vary as circumstances warrant.

                At present, the Board of Directors has chosen to continue combining the two roles of Chairman and Chief Executive Officer. The Board believes that the best interests of the Company are served by Mr. Kathwari serving in both roles taking account of his unique long standing tenure with, and investment in, the Company and also the Board's utilization of a strong Lead Independent Director. The Board of Directors believes that this governance structure provides the basis for clear, efficient executive authority in the Company, especially taking into account the Company's flat management structure, while balancing appropriate oversight by the Board of Directors.

Independent Lead Director

                The Company defined the role of the Lead Independent Director, a position which rotates annually. The Board expresses its intent that one person serving as both Chief Executive Officer and Chairman evidences sound management as it allows the assertion of unambiguous authority over the operations of the Company. There is no need to separate the roles of Chief Executive Officer and Chairman since the Company has a suitably empowered independent director who is expressly authorized to exert de facto control of the Company by asserting independent leadership of the Board, increasing the Board's independence over management. The Board formally designated John J. Dooner Jr., an independent, non-executive director, as its Lead Independent Director through the Annual Meeting. He organizes and chairs meetings of the independent directors and organizes, facilitates and communicates observations of the independent directors to the Chief Executive Officer, although each director is free to communicate directly with the Chief Executive Officer.

BOARD OF DIRECTORS ROLE IN RISK OVERSIGHT

                While risk management is primarily the responsibility of our management, the Board of Directors provides overall risk oversight focusing on the most significant risks. The Board of Directors oversees an enterprise-wide approach to risk management, designed to identify risk areas and provide oversight of the Company's risk management, to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and to enhance stockholder value. A fundamental part of the Board's risk management is to understand the risks the Company faces and what steps management is taking to mitigate those risks.

The Board of Directors participates in discussions with management concerning the Company's overall level of risk, the Company's business strategy and organizational objectives which are all integral components of its assessment of management's tolerance for risk.

                The Company has implemented a Company-wide enterprise risk management process to identify and assess the major risks and develop strategies for controlling, mitigating and monitoring risk. As part of this process, information is gathered throughout the Company to identify and prioritize these major risks. The identified risks and risk mitigation strategies are validated with management and discussed with the Audit Committee on an ongoing basis.

                The Audit Committee reviews our risk management programs and reports on these items to the full Board. Our Internal Audit group is responsible for monitoring the enterprise risk management process and in that role reports directly to the Audit Committee. Other members of senior management who have responsibility for designing and implementing various aspects of our risk management process also regularly meet with the Audit Committee. The Audit Committee discusses our identified financial and operational risks with our Chief Executive Officer and Chief Financial Officer and receives reports from other members of senior management with regard to our identified risks.

                The Compensation Committee is responsible for overseeing any risks relating to our compensation policies and practices. Specifically, the Compensation Committee oversees the design of incentive compensation arrangements of our executive officers to implement our pay-for-performance philosophy without encouraging or rewarding excessive risk-taking by our executive officers.

                Our management regularly conducts additional reviews of risks, as needed, or as requested by the Board or Audit Committee.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

                During fiscal year 2016, there were four regularly scheduled meetings of the Board of Directors in addition to the 2015 Annual Meeting of Stockholders. Independent directors also met four times in executive session without management present. The Lead Independent Director, currently John J. Dooner Jr., chaired the executive sessions.

                All directors are expected to attend all regularly scheduled and special Board of Directors meetings, independent director meetings and committee meetings, as appropriate. The Board of Directors realizes that scheduling conflicts may arise from time to time which prevent a director from attending a particular meeting. However, it is the Board's explicit policy that each director shall give priority to his or her obligations to the Company. All directors who then held office attended the 2015 Annual Meeting of Stockholders. In fiscal year 2016, there was 100% attendance by each director at each of the four regularly scheduled Board of Directors meetings, six regularly scheduled Audit Committee meetings, two regularly scheduled Compensation Committee meetings, and two regularly scheduled Nominations Committee meetings. Our policy is to expect resignation of any director who is absent from more than twenty-five percent of regularly scheduled Board meetings or committee meetings in a fiscal year. In addition to the regularly scheduled meetings, there were five special Board of Directors meetings, one special Compensation Committee meeting and one special Nominations Committee meeting. There was 100% attendance at each of the special meetings.

                The Board of Directors has established three standing committees: the Audit Committee; the Compensation Committee; and the Nominations/Corporate Governance Committee. Committee memberships of each nominee and continuing or current director are set forth below:

Name	Audit Committee	Nominations/ Corporate Governance	Compensation Committee	Lead Independent Director

Clinton A. Clark (1)	Chairperson

James B. Carlson	Member		Chairperson

John J. Dooner, Jr		Member	Member	✓

Domenick J. Esposito	Member		Member

Mary Garrett		Member

James W. Schmotter	Member	Chairperson

Tara I. Stacom		Member

(1)
Mr. Clark has been a long-term member of the Board of Directors who made substantial contributions to the success of the Company. He has announced his intention to retire immediately prior to the Annual Meeting and has requested that he not be nominated. To review biographical information for Mr. Clark, please see the Company's Proxy Statement, filed with the SEC on October 26, 2015.

                Additionally, the Board of Directors determined that all of the members of the standing committees are (i) independent within the meaning of the listings standards of the NYSE, (ii) non-employee directors (within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act")) and (iii) outside directors (within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code")). See "Corporate Governance".

NOMINATIONS/CORPORATE GOVERNANCE COMMITTEE

                The duties of the Nominations/Corporate Governance Committee include, but are not limited to, the duty to: (i) develop qualification criteria for the members of the Board of Directors and nominate or recommend to the Board of Directors individuals to serve on the Board of Directors; (ii) review, annually, the qualifications of each member of the Board of Directors; (iii) review and monitor the Company's corporate governance policies and guidelines, including the Company's trading policy for its directors and executive officers; and (iv) make an annual assessment of the Board of Directors' performance and report to the Board of Directors. The Nominations/Corporate Governance Committee follows the procedure concerning nominations or consideration of director candidates recommended by stockholders set forth in the By-Laws. The By-Laws of the Company permit stockholders, as of the Record Date, to nominate director candidates at the Annual Meeting, subject to certain notification requirements. (See "Stockholder Proposals and Nomination of Directors" under "Other Matters" for information on how to submit a proposal or nominate a director.) Each member of the Committee is independent within the meaning of the listing standards of the NYSE. The Committee held two meetings and individual Committee members communicated, when necessary, by telephone or other means during fiscal year 2016.

                The Nominations/Corporate Governance Committee seeks candidates who demonstrate a willingness and ability to prepare for, attend and participate in all Board of Directors and committee meetings and whose experience and skill would complement the then existing mix of directors. While the Board has no specific policy on diversity, the Committee considers the diversity of a candidate's background and experience when evaluating a nominee, as well as the diversity of a candidate's perspectives, which may result from diversity in age, gender, ethnicity or national origin. The Committee gathers suggestions as to individuals who may be available to meet the Board of Directors' future needs from a variety of sources, such as past and present directors, stockholders, colleagues and other parties with which a member of the Nominations/Corporate Governance Committee or the Board of Directors has had business dealings, and undertakes a preliminary review of the individuals suggested. Candidates recommended by stockholders will be considered in the same manner as other candidates. At such times as the Committee determines that a relatively near term need exists and the Committee believes that an individual's qualities and skills would complement the then existing mix of directors, the Committee or its Chair will contact the individual. The Chair will, after such contact, discuss the individual with the Committee. Based on the Committee's evaluation of potential nominees and the Company's needs, the Committee determines whether to nominate the individual for election as a director. While the Nominations/Corporate Governance Committee has not, in the past, engaged any third party firm or consultant to identify or evaluate nominees, in accordance with its charter, may do so in the future. The Nominations/Corporate Governance Committee unanimously recommended the nominees named in this Proxy Statement as the individuals with the experience, industry knowledge, integrity, ability to devote time and energy, and commitment to the interests of all stockholders best qualified to execute our strategic plan and create value for all our stockholders.

PROPOSAL 1: ELECTION OF DIRECTORS

                At the Annual Meeting, each of the seven nominees described below will stand for election to serve as directors until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The seven nominees were nominated by the Board of Directors in accordance with recommendations by our Nominations/Corporate Governance Committee. Each nominee has consented to being named in this Proxy Statement as a nominee for election as a director and agreed to serve if elected. All of the seven nominees described below are currently members of the Board of Directors. The information set forth below includes, with respect to each nominee for election as director, his or her age, present principal occupation, specific expertise, qualifications and skills along with other business experience, directorships in other publicly held companies, membership on committees of the Board of Directors and period of service as a director of the Company. Also set forth below is a brief discussion of the specific experience, qualifications, attributes or skills that led to his or her nomination as a director, in light of the Company's business.

                Under a majority voting standard, each nominee for election to the Board who receives the vote of a majority of the shares present, in person or by proxy and entitled to vote at the Annual Meeting, will be elected as a director. It is the intention of the persons named as proxies in the accompanying proxies submitted by stockholders to vote for the seven nominees described below unless authority to vote for the nominees or any individual nominee is withheld by a stockholder in such stockholder's proxy. If for any reason any nominee becomes unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies will have discretionary authority to vote for a substitute nominee(s). Alternatively, the Board of Directors may choose to reduce the size of the Board, as permitted by our Amended and Restated By-Laws (the "By-Laws"). It is not anticipated that any nominee will be unavailable or will decline to serve as a director. As a result of Mr. Clark's resignation, the Board has determined to reduce the size of the Board to seven members effective immediately upon Mr. Clark's resignation.

The Board of Directors unanimously recommends to vote FOR each of the Board of Director's seven nominees for director.

DIRECTOR NOMINEES FOR ELECTION

Farooq Kathwari HOME FURNISHINGS INDUSTRY LEADER

Mr. Kathwari is the Chairman, President and Principal Executive Officer of Ethan Allen Interiors Inc. He has been President of the Company since 1985 and Chairman and Principal Executive Officer since 1988. He received his B.A. degree from Kashmir University in English Literature and Political Science and an M.B.A. in International Marketing from New York University.

Director since 1985 Age: 72 Board Committees: • Chairman of the Board

Specific Qualifications, Attributes, Skills and Experience:

From 2010 to 2014, Mr. Kathwari served on the President's Advisory Commission on Asian Americans and Pacific Islanders and is currently affiliated with several not-for-profit organizations, including: as Chairman Emeritus and director of Refugees International, director and former Chairman of American Home Furnishings Alliance, director and former Chairman of National Retail Federation (NRF) and on the Board of Overseers of International Rescue Committee.

In addition, Mr. Kathwari currently serves on the Advisory Board of the New York Stock Exchange. Mr. Kathwari has received numerous recognitions, including Honorary Doctor of Public Service awarded by Tufts University President on May 20, 2012, the NRF's highest honor Gold Medal Award, a recognition by the U.S. Government as an Outstanding American by Choice and was an inductee into the Furniture Hall of Fame.

Mr. Kathwari has extensive experience and knowledge of the history of the Company and the furniture industry as well as extensive experience in growing and managing a business. Mr. Kathwari possesses insight into retailing, marketing, manufacturing, finance and strategic planning from experience with the Company as well as his broad experience with both for-profit and not-for-profit organizations which has given him perspectives from other industries valuable to his service to the Company.

James B. Carlson LEADER IN THE LEGAL AND FINANCIAL INDUSTRIES

Mr. Carlson serves as an Adjunct Professor at the New York University School of Law, teaching Securities and Capital Markets Regulation since 1996. From 2009 through 2011, he also taught Derivatives and Changing Regulation at the School of Law, and from 2010 through 2012, he taught Microfinance and Access to Finance for the Global Poor as an Adjunct Professor at the NYU Stern School of Business.

Director since 2013 Age: 61 Board Committees: • Compensation - Chair • Audit

Specific Qualifications, Attributes, Skills and Experience:

Mr. Carlson, who has been practicing law since 1981, currently is a member of the law firm Mayer Brown, LLP, where he has been a partner since 1998. From 1997 through 2004, he was the Partner-in-Charge of the firm's New York Office, and also served as the firm's Global Practice Leader from 2004 through 2008. Mr. Carlson brings extensive knowledge in corporate and financial strategies, and is a highly regarded member of both the legal and business communities.

John J. Dooner, Jr. LEADER IN MARKETING AND STRATEGIC COMMUNICATIONS

Mr. Dooner recently established The Dooner Group, a marketing communication consultancy, and serves as Chairman Emeritus of McCann Worldgroup ("McCann"), a company he formed in 1997 and of which he had been Chief Executive Officer from its founding until 2010.

Director since 2011 Age: 68 Board Committees: • Lead Independent Director • Nominations • Compensation

Specific Qualifications, Attributes, Skills and Experience:

Under Mr. Dooner's leadership, McCann grew to be one of the world's largest marketing communications organizations, with operations in over 125 countries with a client roster that includes preeminent global marketers and many of the world's most famous brands. Prior to assuming that position, Mr. Dooner was Chief Executive Officer of McCann Erickson Worldwide, a post he assumed in 1992. Mr. Dooner also serves on several not-for-profit organizations; including Chairman of St. Thomas University based in Miami Florida, Immediate past Chairman of Board of Trustees United Way Worldwide, and remains Trustee and Chairman Brand Platform United Way Worldwide based in Washington, DC. Mr. Dooner brings extensive advertising and branding expertise to the Company.

Domenick J. Esposito LEADER IN THE FINANCIAL SERVICES INDUSTRY

Mr. Esposito has been a practicing CPA since 1974, currently is the Chief Executive Officer of ESPOSITO CEO2CEO and a Board member at a privately held valuation services firm. From 2002 to 2016, Mr. Esposito was a senior partner and member of the Executive Board at CohnReznick LLP. From 2001 through 2002, he was Vice Chairman of BDO, and from 1979 through 2001 he served as a member of Grant Thornton, where he became partner in 1981, and the firm's Chief Executive Officer in 1999.

Director since 2015 Age: 69 Board Committees: • Audit • Compensation

Specific Qualifications, Attributes, Skills and Experience:

Prior to 1979, Mr. Esposito served as a member of Price Waterhouse. He has been a member of the NASDAQ Listing and Qualifications Committee and recently served on the NASDAQ Listing and Qualifications Panel. He formerly served as the leader of the New York State Society of CPA's Committee for Large and Medium Sized Firms Practice Management, and was also an Adjunct Professor at C.W. Post / Long Island University. Mr. Esposito's extensive public accounting background strengthens the oversight of our financial controls and reporting.

Mary Garrett LEADER IN TECHNOLOGY AND MARKETING

Ms. Garrett retired from IBM in December 2015 after a distinguished 34-year career where she led the development and execution of unique marketing and communication strategies encompassing the Smarter Planet agenda, Big Data, cloud computing, social business and other growth plays in support of IBM clients across both mature and emerging markets.

Director since 2016 Age: 58 Board Committees: • Nominations

Specific Qualifications, Attributes, Skills and Experience:

During Ms. Garrett's career, she most recently served as Vice President, Marketing and Communications for IBM Global Sales and Distribution responsible for leading geography marketing teams as well as global marketing for Industries, Enterprise and Midmarket business, Digital Sales and field enablement. In addition, she was secretary for the IBM Board of Advisors, where she drove ongoing dialog with IBM's largest global CIOs, and the CMO Council, where she facilitated best practice exchanges with the world's leading marketers.

Previously, Ms. Garrett led worldwide marketing for IBM Global Technology Services. Ms. Garrett serves on the Board of Directors of the American Marketing Association, a global professional association with more than 30,000 members, where she also serves as Vice President Finance and Secretary, and also is an active mentor in W.O.M.E.N. in America, a professional development group aimed at advancing promising professional women. Her significant technology and marketing experience is a valuable addition to our Board.

Dr. James W. Schmotter LEADER IN HIGHER EDUCATION ADMINISTRATION

Dr. Schmotter is President Emeritus of Western Connecticut State University from which he retired on June 30, 2015. He previously served as Western Michigan University's Dean of the Haworth College of Business, the Dean of the College of Business and Economics at Lehigh University in Pennsylvania, as well as Associate Dean and Director of International Studies at the Johnson Graduate School of Management at Cornell University.

Director since 2010 Age: 69 Board Committees: • Nominations - Chair • Audit

Specific Qualifications, Attributes, Skills and Experience:

Dr. Schmotter has consulted for a variety of organizations including IBM, TRW, the Institute for International Education, the Cleveland Foundation, the Graduate Management Admission Council, the Educational Testing Service, United States Agency for International Development, and a number of universities in the U.S., Asia and Europe. He has served as Chairman of the Board of Trustees of the Graduate Management Admission Council, was the founding Vice Chair of the Board of the MBA Enterprise Corps, has been a member of many committees of the Association to Advance Collegiate Schools of Business and has served as a member of the Executive Committee of the NCAA.

Since 2011, he has chaired accreditation review teams for three New England universities. Dr. Schmotter served as chair of the board of directors of the United Way of Western Connecticut, as a corporator of the Savings Bank of Danbury, as a director of Fairfield County's Community Foundation and as a director of the Greater Danbury Chamber of Commerce. He is currently a member of the board of directors of the Dunes of Naples II Condominium Association and a member of the Schools Outreach Committee of the Naples Council on World Affairs (both Naples, Florida). Dr. Schmotter's strong leadership, educational and governmental background provides key insight and experience in strategic planning, international/global issues as well as communicating with younger customers which is valuable in his service to the Company.

Tara I. Stacom LEADER IN REAL ESTATE AND FINANCIAL INDUSTRIES

Ms. Stacom is an Executive Vice Chairman of Cushman & Wakefield, a worldwide commercial real estate firm with 43,000 employees. During her 35-year career, Ms. Stacom has been responsible for executing in excess of 40 million square feet and some of the largest and most complex leasing, sales, and corporate finance real estate transactions – including, most recently, acting as exclusive leasing agent for One World Trade Center.

Director since 2015 Age: 58 Board Committees: • Nominations

Specific Qualifications, Attributes, Skills and Experience:

Ms. Stacom has been serving on the Board of Trustees at Lehigh University where she earned her Bachelor of Science degree in Finance. She is a founder of ire@l, a real estate minor in the business college at Lehigh University. In recognition of her commitment and many years of service to Lehigh University, as well as Greenwich Academy, Ms. Stacom has received prestigious Alumni Awards from both organizations. Ms. Stacom serves as a Director of the Realty Foundation of New York, and is a Member of the Real Estate Board of New York serving on its Ethics Committee. Ms. Stacom is a "Director's Circle Member" of Girls, Inc. and a Board Member of Right to Dream. She is the recipient of Crain's New York Business 100 Most Influential Women in New York City Business, and is a Realty Foundation of New York honoree. She was awarded "Woman of the Year" of the New York Executives in Real Estate (WX), and Real Estate New York and Real Estate Forum's Women of Influence. She received Northwood University's Distinguished Women's Award in recognition of the enormous contribution she has made to communities, businesses, volunteer agencies, and public and private sector services worldwide. She has also been honored by the Visiting Nurse Service of New York and the New York Police Athletic League. Ms. Stacom was honored with the Real Estate Board of New York's highest achievement....the 2011 Most Ingenious Deal of the Year (First Place Henry Hart Rice Award) for the leasing of One World Trade Center. Ms. Stacom brings extensive knowledge of commercial real estate and finance to the Board.

CORPORATE GOVERNANCE

                The Board of Directors believes that good corporate governance is important to ensure that the Company is managed for the long-term benefit of its stockholders and to enhance the creation of long-term stockholder value. The Board has adopted corporate governance guidelines (the "Governance Guidelines") that support this belief and comply with the corporate governance requirements imposed by the SEC and the NYSE. At the 2015 Annual Meeting of Stockholders, stockholders approved the Company's proposals to enhance our governance policies as follows:

              Amended and Restated the Stock Incentive Plan.    The Company amended and restated the Company's 1992 Stock Option Plan, and renamed it the Ethan Allen Interiors Inc. Stock Incentive Plan. The plan was modified to remain compliant with the requirements of section 162(m) of the Internal Revenue Code relating to deductibility of performance-based compensation and was updated to reflect changes in corporate governance best-practices since it was last submitted for stockholder approval.

              Updated By-Laws.    Stockholders approved the Company's amendment to its Amended and Restated Certificate of Incorporation to delete Article Fifth and eliminate the requirement that Business Combinations be approved by a majority of the Continuing Directors.

                Over the past several years, the Company has updated and clarified its corporate governance policies and procedures to conform to emerging trends and best practices. Some of our key policies and practices include the following:

  •
  A Recoupment / Clawback Provision.  The Company's executives will be required to pay back incentive awards erroneously awarded to them on the basis of restated financial statements, if they participated in fraud or misconduct leading to the restated financial statements.

  •
  Stock Ownership Requirements.  It is the Company's intention that its directors and executive officers acquire and hold Company stock. The value of the intended holdings is equal to a multiple of the base compensation (three times annual cash compensation for directors, five times salary for the Chief Executive Officer, and two times the annual salary for the other executive officers) to be accumulated over five years. The standards are reviewed and modified periodically or as necessary after a significant increase or decrease in share price.

  •
  Holding Requirement.  Our directors and executive officers are required to hold any Company stock acquired upon the exercise of stock options or restricted stock issued to them for one year following their exercise or vesting, as applicable, except to the extent necessary to pay income and other taxes assessed upon exercise of the options or vesting of that stock or to fund or pay for the exercise of options.

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  No Hedging / Pledging Policy.  Our directors and executive officers are prohibited from hedging and/or pledging the Company's stock.

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  Insider Trading Policies.  Directors and executive officers will comply in all respects with the Company's insider trading policies.

  •
  No Repricing or Buyouts.  The Company's Stock Incentive Plan prohibits repricing, extensions or cash buyouts for options.

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  Change in Control Agreements.  The Company has generally restricted, and intends to continue to restrict, any change in control agreements that do not contain a "double trigger" condition for severance payments or that contain excise tax gross-ups and the Company intends to restrict amendments to existing change in control agreements without conforming to these provisions.

  •
  Employment Agreements with Executives.  The Company will generally restrict entering into employment agreements with executive officers except for the employment agreement with the CEO (as defined below), stock option and other incentive award agreements and severance and protective covenant agreements. The Company does not have employment agreements with any of our NEOs, other than the 2015 Employment Agreement, effective as of July 1, 2015, between the Company and Mr. Kathwari (the "2015 Employment Agreement"), see "Compensation Committee Report", and the Company's Change of Control Severance Plan, see "Compensation Committee Report", which agreements and plan include "double trigger" conditions upon change in control and do not contain excise tax gross-ups.

  •
  Qualified Performance-Based Compensation.  The Company attempts, whenever possible, to preserve the federal income tax deductibility of compensation paid to executives, and to permit, but not require, the Compensation Committee to award compensation that meets the requirements for deductibility of "qualified performance-based compensation." However, the Compensation Committee reserves the right to authorize the payment of nondeductible compensation when appropriate.

  •
  Lead Independent Director.  The Company defined the role of the Lead Independent Director, a position which rotates annually. John J. Dooner Jr., an independent, non-executive director, currently serves as Lead Independent Director.

  •
  Director Attendance.  Directors are required to attend at least 75% of director and committee meetings. In 2016 there was 100% attendance by each director at all regular and special meetings of the Board of Directors and its committees.

  •
  Director Tenure.  The Board shall not nominate a director at any time after his 77th birthday (subject to waiver or extension), and mandates resignation of a director upon failure to meet the Company's requirements or failing to attend the requisite number of meetings of the Board of Directors and its committees. The Company's long-serving director, Clinton A. Clark is retiring from the Board of Directors immediately prior to the Annual Meeting.

  •
  Term Limits.  The service of a director will continue until: in the case of a director who is also an executive of the Company, his effective termination of employment and services to the Company, and in the case of any director, until either the end of his elected term, unless duly nominated and reelected as a director for a subsequent term, or upon the conclusion of the Nominations Committee that a director no longer satisfies the requirements and standards for service as a director. At the end of their term, a director will resign as a director.

  •
  Limitation on Service on Other Boards.  A director will not serve on a board of directors of more than three publicly traded companies (including the Company).

  •
  Limitation on Service to Competitors.  A director will not serve as a director, executive, employee or consultant to any company that is a competitor to the Company, taking account of companies that operate under the same NAICS codes as the Company or are specifically identified as competitors of the Company in the Company's public reports.

  •
  No Director Loans.  The Company prohibits personal loans or credit advances by the Company to directors except for ordinary travel and expense advances, advance director fee payments, and as required by director indemnification.

  •
  Published Governance Guidelines.  A copy of the Governance Guidelines as well as our Code of Ethics, Charters for our Audit Committee, Compensation Committee, and Nominations/Corporate Governance Committee ("Nominations Committee"), and Directors and Executive Officer Policies, and our Securities Trading and Conflict of interest policy can be found under "Corporate Governance Charters and Policies" on our website at www.ethanallen.com/governance.

  •
  Independent Board.  All members of our Board are independent directors, with exception of the Chairman of our Board who is also our Chief Executive Officer.

  •
  Independent Board Committees.  All members of our Audit Committee, Compensation Committee, and Nominations Committee are independent directors, and none of such members receives compensation from the Company other than for service on its Board of Directors or its committees.

  •
  Independent Executive Sessions.  The Board of Directors is required to have executive sessions where independent directors meet without the Chairman and management at the time of each Board of Directors meeting. In addition, periodically throughout the year, the full Board of Directors, including or excluding the Chairman, may meet without management participation.

  •
  Committee Authority to Retain Independent Advisors.  The Audit Committee, Compensation Committee and Nominations Committee each have the authority to retain independent advisors, with all fees and expenses to be paid by the Company.

  •
  Audit Committee Policies and Procedures.  Under its charter, the Audit Committee's prior approval is required for all audit services and permitted non-audit services (other than de minimis permitted non-audit services as defined and permitted by the Sarbanes-Oxley Act of 2002) to be provided by our independent registered public accounting firm.

  •
  Audit Committee Financial Expert.  The Board of Directors has determined that all members of the Audit Committee are audit committee financial experts within the meaning of the SEC rules and are independent directors within the meaning of the listing standards of the NYSE.

  •
  No Stockholder Rights Plan (poison pill).  Our previous stockholder rights plan was allowed to expire May 31, 2012.

  •
  No Cumulative Voting.  We do not provide for cumulative voting of directors by our stockholders.

  •
  Eliminated Classified Board.  At the 2013 Annual Meeting of Stockholders, the Company amended its Amended and Restated Certificate of Incorporation to eliminate the classified structure of our Board of Directors. As such, the directors are elected annually for one-year terms.

  •
  Annual Advisory Vote on Executive Compensation.  Since 2011, our stockholders have cast an annual non-binding advisory vote on our executive compensation programs.

                The Board of Directors periodically reviews the Company's governance polices and as such these policies may be waived, updated or modified by any of the Nominations Committee, Compensation Committee or the Board of Directors, upon notice to the Company and the Board of Directors, as applicable. They are accessible under "Corporate Governance Charters and Policies" on our website at www.ethanallen.com/governance. The charter of each of the committees of the Board is also available on our website at www.ethanallen.com/governance. You may also request printed copies of the charter(s) by sending a written request to our Corporate Secretary at Ethan Allen Interiors, Inc., PO BOX 1966, Danbury, CT 06813.

ADDITIONAL STOCKHOLDER OUTREACH

                During fiscal years 2015 and 2016, the Board and management made additional outreach to stockholders, investors and stockholder advisory firms and held two investor conferences. This outreach included conversations with stockholders representing 90% of outstanding shares as of June 30, 2016. Based on this outreach and on recent trends and best practices related to good corporate governance, we are proposing further changes to our Certificate of Incorporation and By-Laws at the 2016 Annual Meeting of Stockholders as follows:

  •
  Enhance advance notice by-law provisions which enable our stockholders to nominate directors or propose other matters for consideration at stockholder meetings.
  •
  Implement proxy access which would enable our eligible stockholders to use the Company's proxy statement to nominate up to 2 directors or 20% of the board, subject to 3% ownership for 3 years and other customary requirements.
  •
  Implement majority voting provision in uncontested director elections with a plurality voting provision for contested elections.
  •
  Clarify that directors may be removed from office by a requisite stockholder vote with or without cause.

PROPOSAL 2: TO APPROVE BY-LAW AMENDMENTS RELATED TO THE PROCEDURES FOR STOCKHOLDERS TO NOMINATE DIRECTORS OR PROPOSE OTHER MATTERS FOR CONSIDERATION AT STOCKHOLDER MEETINGS

General

                Our by-laws contain provisions governing the ability of stockholders to bring business before any meeting of stockholders of the Company. As part of the Board's ongoing review of corporate governance practices, the Board has adopted, and is recommending that stockholders vote to approve, amendments to Sections 9.1, 9.2, 10 and 13 of Article II of the by-laws relating to the procedures that stockholders must comply with in order to nominate directors and properly bring any business before stockholder meetings, as well as certain related matters. The Board believes that the proposed amendments conform the by-laws, as they have been amended from time to time, to customary standards.

Effect of the Proposed Amendment

                The proposed amendments, among other things, include the following requirements:

  •
  For any business, including any nomination, to be properly brought before a stockholder meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Company, such notice to be delivered not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting.
  •
  To be in proper form, the notice must set forth certain enumerated information regarding the proposing stockholder and, in the case of director nominations, the proposed nominee, including information with respect to any agreements, arrangements or understandings by and among any of the proposed nominees, or by and among any proposing stockholders and any other person pertaining to the nomination(s) or business to be brought before the meeting, identifying the parties to such agreements and identifying any persons known by the proposing stockholder to support such nominations or such business to be brought before the meeting, including information regarding such person's beneficial ownership in the Company's shares. The notice must be amended or supplemented should any required information included in the initial notice become incorrect or incomplete.
  •
  The amendments also clarify that nothing contained in the advance notice by-law provisions shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Company's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

                The amendments to Sections 9.1, 9.2, 10 and 13 of Article II of the by-laws pertaining to the procedures for stockholders to nominate directors, propose other matters for consideration at a stockholder meeting and certain related matters will automatically become effective if this Proposal 2 is approved by our stockholders. If, however, our stockholders do not approve this Proposal 2, then the by-law amendment to implement proxy access as set forth in Proposal 3 will not take effect even if Proposal 3 is approved by our stockholders.

                The discussion above is qualified in its entirety by reference to the full text of the Amended and Restated By-laws marked to show all proposed changes (additions are underlined and deletions are struck through), which is attached hereto as Appendix B - AMENDED & RESTATED BY-LAWS.

The Board of Directors unanimously recommends that you vote FOR the proposal to amend and restate the Company's by-laws to revise procedures for stockholders to nominate directors or propose other matters for consideration at stockholder meetings.

PROPOSAL 3: TO APPROVE BY-LAW AMENDMENTS TO IMPLEMENT "PROXY ACCESS"

General

                Our Board recognizes that properly structured "proxy access" tailored to our stockholder makeup and crafted to include appropriate safeguards against potential abuse and opportunism would give our stockholders the ability to include their director nominees in our proxy materials for our annual meetings of stockholders, thereby promoting stockholder ability to participate in director elections while potentially increasing the Board's accountability and responsiveness to stockholders.

                Therefore, after careful consideration, the Board has adopted, and is recommending that stockholders vote to approve, amendments to Article II of the by-laws to adopt new Section 9.3 to implement proxy access.

Effect of the Proposed Amendment

                If approved, these provisions would vest eligible stockholders (or a group of up to 20 eligible stockholders) who meet certain conditions, including holding at least 3% of the Company's outstanding capital stock continuously for at least three years, with the right to use the Company's proxy statement to nominate, at each annual meeting, director candidates comprising up to 20% of the Board, but not less than two candidates. The Board believes that this "3/3/20/20" approach is consistent with emerging prevailing market practices regarding proxy access implementation and embodies the most appropriate of proxy access for the Company. For example, the Board believes that a group limitation of up to 20 stockholders will provide reasonable access while limiting the possibility that small stockholders with narrowly defined special interests could become over-represented on the Board. A limitation of 20 stockholders will also prevent the administrative burden and expense that could be incurred in managing and vetting nominations from groups of potentially dozens or hundreds of small stockholders.

                In crafting the particulars of the proxy access approach, the Board sought to balance potential benefits of proxy access with appropriate limitations to avoid abuse by investors who wish to promote special interests that may not be aligned with the interests of our other stockholders, or who lack a meaningful long-term interest in the Company. In designing the provisions of this proposal, the Board has been mindful not to impose any undue impediments that may tend to render our proxy access approach impractical or overly burdensome. The Board believes the amendments set out herein are in the best interests of the Company.

                Implementation of this Proposal 3 is contingent upon the approval of the amendments to Sections 9.1, 9.2, 10 and 13 of Article II of our by-laws related to the procedures for stockholders to nominate directors or propose other matters for consideration at stockholder meetings set forth in Proposal 2. If approved, this Proposal 3 will become effective only if Proposal 2 is approved by our stockholders.

                The discussion above is qualified in its entirety by reference to the full text of the Amended and Restated By-laws marked to show all proposed changes (additions are underlined and deletions are struck through), which is attached hereto as Appendix B - AMENDED & RESTATED BY-LAWS.

The Board of Directors unanimously recommends that you vote FOR the proposal to amend and restate the Company's by-laws to implement "proxy access."

PROPOSAL 4: TO APPROVE BY-LAW AMENDMENT TO IMPLEMENT MAJORITY VOTING IN UNCONTESTED DIRECTOR ELECTIONS

General

                Our Board recognizes that many stockholders believe that a majority voting standard increases a board's accountability to stockholders and that many public companies recently have adopted a majority voting standard in uncontested director elections. A majority voting standard requires that the number of votes cast "FOR" a director nominee's election exceed the number of votes cast "against" that nominee in order for the nominee to be elected. Abstentions and broker non-votes have no effect in determining whether the required majority vote had been obtained. By contrast, under a plurality voting standard, a director nominee who receives the highest number of affirmative votes cast is elected, whether or not such "FOR" votes constitute a majority of all votes (including those withheld).

                The Company currently has a majority voting standard; however, the provision was adopted in 1995 and lacks important features necessary for its smooth functioning. In particular, the majority voting standard should not apply in the case of a contested election in which case a plurality standard is more customary and practice. In addition, the provision currently fails to include a provision requiring a "holdover" candidate, who would otherwise remain in office until his or her successor is elected and qualified, to tender his or her resignation. Accordingly, after careful consideration, the Board has determined the retention of majority voting standard continues to be in the best interests of the Company and its stockholders, but that it should be limited to uncontested director elections. Therefore, the Board has adopted, and is recommending that stockholders vote to approve, amendments to our by-laws to adopt new Section 2 of Article III to implement majority voting in uncontested director elections.

Effect of the Proposed Amendment

                The majority voting standard would only apply in uncontested elections. Uncontested elections are elections where the number of director nominees does not exceed the number of directors to be elected at the meeting. In a contested election, director nominees would continue to be elected by a plurality vote standard. A contested election is an election where the number of director nominees exceeds the number of directors to be elected at the annual meeting, as determined by the secretary of the company.

                Further, the Board shall not nominate for election as director any nominee who has not agreed to offer, promptly following the annual meeting at which he or she is elected as director, an irrevocable resignation that will be effective upon (a) the failure to receive the required number of votes for reelection at the next annual meeting of stockholders at which he or she faces reelection, and (b) acceptance of such offer to resign by the Board. If a director nominee fails to receive the required number of votes for reelection, the Board (excluding the director in question) shall, within 90 days after certification of the election results, decide whether to accept such incumbent director's offer to resign through a process overseen by the Nominations/Corporate Governance Committee (and excluding the director in question from all Board and committee deliberations). In making its determination, the Board may consider any factor it deems relevant.

                The amendments to Section 2 Article III of the by-laws to implement majority voting in uncontested director elections will automatically become effective if this Proposal 4 is approved by our stockholders.

                The discussion above is qualified in its entirety by reference to the full text of the Amended and Restated By-laws marked to show all proposed changes (additions are underlined and deletions are struck through), which is attached hereto as Appendix B - AMENDED & RESTATED BY-LAWS.

The Board of Directors unanimously recommends that you vote FOR proposal to amend and restate the Company's by-laws to implement majority voting in uncontested director elections.

PROPOSAL 5:    TO APPROVE CERTIFICATE OF INCORPORATION AND BY-LAW AMENDMENTS TO ALLOW FOR STOCKHOLDER REMOVAL OF DIRECTORS WITH OR WITHOUT CAUSE AND TO DELETE OBSOLETE PROVISIONS FROM, AND EFFECT CLARIFYING CHANGES TO, CERTAIN PROVISIONS OF THE COMPANY'S CERTIFICATE OF INCORPORATION

General

                Article Sixth of the Company's Amended and Restated Certificate of Incorporation and Section 13 of Article III of the Company's Amended and Restated By-laws each currently provides that the Company's stockholders may remove directors from office at any time for cause by the affirmative vote of the holders of not less than a majority of the outstanding shares of stock generally entitled to vote. In a recent bench ruling on a summary judgment motion, the Delaware Court of Chancery held in December 2015 that a provision of a Delaware Corporation's charter or by-laws could not override the default rule under Delaware law that directors serving on a non-classified board and who are not elected pursuant to cumulative voting may be removed with or without cause by vote of holders of a majority of the outstanding shares entitled to vote in director elections. In light of these developments under Delaware corporate law, in January 2016, the Board adopted an amendment to the Company's Certificate of Incorporation, subject to stockholder approval, and believes it is in the best interests of the Company and its stockholders to approve amendments to the Company's certificate of incorporation and by-laws so that they state that directors can be removed by stockholders with or without cause. Further, the Company's certificate of incorporation currently includes a number of obsolete provisions relating to Class B Common Stock. The proposed amendments are intended to remove such obsolete provisions and to make minor clarifying changes, enhance readability and eliminate redundancies. Accordingly, the Board has adopted, subject to stockholder approval, amendments to the Company's certificate of incorporation and the by-laws to permit the removal of directors by stockholders with or without cause, and, with respect to the certificate of incorporation, to remove certain obsolete provisions and to renumber the remaining provisions.

Effect of the Proposed Amendment

                The amendments to the certificate of incorporation, if adopted, would become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware incorporating the amendments, which we would expect to do as soon as practicable after the amendments are adopted. The amendments to Section 13 of Article III of the by-laws related removal of directors by stockholders will automatically become effective if this Proposal 5 is approved by our stockholders. The effectiveness of these amendments will not impact the rights of stockholders since the amendments reflect rights already granted to stockholders under Delaware law.

                The discussion above is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws marked to show all proposed changes (additions are underlined and deletions are struck through), which are attached hereto as Appendix A - AMENDED & RESTATED CERTIFICATE OF INCORPORATION and Appendix B - AMENDED & RESTATED BY-LAWS.

The Board of Directors unanimously recommends that you vote FOR the proposal to approve amendments to the Company's certificate of incorporation and by-laws to allow for stockholder removal of directors with or without cause and to implement certain clarifying amendments to, and to delete obsolete provisions from, the certificate of incorporation.

CHARTERS, CODE AND GUIDELINES

                The Company's Business Code, Corporate Governance Guidelines and the charters of its Audit Committee, Compensation Committee and Nominations Committee are available on the Company's website at www.ethanallen.com/governance. Our Business Code requires that each individual deal fairly, honestly and constructively with governmental and regulatory bodies, customers, suppliers and competitors. It prohibits any individual's taking unfair advantage through manipulation, concealment, abuse of privileged information or misrepresentation of material facts. It imposes an express duty to act in the best interests of the Company and to avoid influences, interests or relationships that could give rise to an actual or apparent conflict of interest. Further, it also prohibits directors, officers and employees from competing with us, using Company property or information, or such employee's position, for personal gain, and taking corporate opportunities for personal gain. Waivers of our Business Code must be explicit. Any waiver of the Business Code for directors or executive officers may only be made by the Nominations Committee, and any waivers or amendments will be disclosed promptly by a posting on our website. We granted no waivers under our Code of Business Conduct and Ethics in fiscal 2016. Stockholders may request a copy of any of these documents by writing to: Ethan Allen Interiors Inc., Ethan Allen Drive, Danbury, CT 06811, Attention: Office of the Secretary.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                Section 16(a) of the Exchange Act requires our executive officers, directors and owners of over 10% of our Common Stock to file reports of ownership and changes in ownership with the SEC and the NYSE and furnish us with a copy of each report filed. Based solely on our review of copies of such reports furnished to the Company and written representations that all reports were filed or that no reports were required, we are not aware of any instances of noncompliance with the Section 16(a) filing requirements by any executive officer, director or owner of over 10% of our Common Stock during fiscal year 2016.

DIRECTOR COMPENSATION

                For fiscal year 2016, each independent director received $60,000 per annum and an annual stock option award in whole shares determined by dividing the market price of the Company's stock at the grant date into $100,000. Additional fees are paid quarterly to the chairperson of each of the committees as follows: Audit Committee $4,000; Compensation Committee $2,000; and Nominations Committee $2,000. If a committee holds more than four meetings (either in person or telephonically) on days when the full Board does not meet, committee members will be paid an additional $1,000 for each additional meeting beginning with the fifth such meeting. Employee directors do not receive additional compensation for serving on the Board of Directors. Directors serving on committees for part of a year receive a pro-rata share of fees.

Name	Fees Earned or Paid in Cash	Option Awards (1)	Total

James B. Carlson (2)	$ 68,000	$ 40,128	$ 108,128

Clinton A. Clark (3)	76,000	40,128	116,128

John J. Dooner, Jr. (4)	60,000	40,128	100,128

Domenick J. Esposito (5)	56,739	40,128	96,867

Kristin Gamble (6)	23,901	40,128	64,029

Mary Garrett (7)	30,000	-	30,000

James W. Schmotter (8)	68,000	40,128	108,128

Tara I. Stacom (9)	45,326	-	45,326

Frank G. Wisner (10)	23,901	40,128	64,029

  (1)
  The amounts shown for option and restricted stock awards represent the fair values as of each grant date, computed in accordance with Accounting Standards Codification Topic 718. For financial statement reporting purposes, these fair values are charged to expense over the vesting period of three years. The actual values realized, if any, will not be known until the vesting date and could differ significantly. See footnote 10 to the Company's Form 10-K for fiscal year ended June 30, 2016 for assumptions in the valuation. The option award reflects a grant of 3,841 options for each director who was serving on the grant date.
  (2)
  Mr. Carlson was awarded 3,481 stock options on July 21, 2015 vesting in three equal annual installments. As of June 30, 2016, Mr. Carlson held 9,762 options, of which 2,238 were vested.
  (3)
  Mr. Clark was awarded 3,481 stock options on July 21, 2015 vesting in three equal annual installments. As of June 30, 2016, Mr. Clark held an aggregate of 12,762 stock options of which 5,238 were vested.
  (4)
  Mr. Dooner was awarded 3,481 stock options on July 21, 2015 vesting in three equal annual installments. As of June 30, 2016, Mr. Dooner held 16,071 options, of which 8,547 were vested.
  (5)
  Mr. Esposito became a board member on July 21, 2015, and received a prorated portion of fees for fiscal 2016. Mr. Esposito was awarded 3,481 stock options on July 21, 2015 vesting in three equal annual installments. As of June 30, 2016, Mr. Esposito held an aggregate of 3,481 stock options of which none were vested.
  (6)
  Ms. Gamble was awarded 3,481 stock options on July 21, 2015 vesting in three equal annual installments. Ms. Gamble retired from the board immediately prior to the annual meeting on November 24, 2015.
  (7)
  Ms. Garrett became a board member effective January 5, 2016, and received a prorated portion of fees for fiscal 2016. As of June 30, 2016, Ms. Garrett did not hold any stock options.
  (8)
  Mr. Schmotter was awarded 3,481 stock options on July 21, 2015 vesting in three equal annual installments. As of June 30, 2016, Mr. Schmotter held 16,071 stock options, of which 8,547 were vested.
  (9)
  Ms. Stacom became a board member on October 1, 2015, and received a prorated portion of fees for fiscal 2016. As of June 30, 2016, Ms. Stacom did not hold any stock options.
  (10)
  Mr. Wisner was awarded 3,481 stock options on July 21, 2015 vesting in three equal annual installments. Mr. Wisner retired from the board immediately prior to the annual meeting on November 24, 2015.

Stockholder Communication With Directors

                Stockholders or interested parties may communicate with the full Board of Directors, a full committee, individual committee members or individual directors by sending communications to the Office of the Secretary, Ethan Allen Interiors Inc., Ethan Allen Drive, Danbury, Connecticut 06811 for forwarding to the appropriate director(s). Please specify to whom your correspondence should be directed. The Corporate Secretary has been instructed by the Board of Directors to review and promptly forward all correspondence (except advertising material and ordinary business matters) to the full Board of Directors, full committee, individual director or committee member, as indicated in the correspondence.

Policies And Procedures With Respect To Transactions With Related Persons

                The Company recognizes that transactions between the Company and related persons present a potential for actual or perceived conflicts of interest. The Company's general policies with respect to such transactions are included in its Code of Business Conduct and Ethics ("Business Code"), the administration of which is overseen by the Nominations Committee. The Company defines "related party" transaction as any transaction or series of related transactions in excess of $120,000 in which the Company is a party and in which a "related person" had, has or will have direct or indirect material interest. Related persons include (i) any person who is, or at any time since the beginning of our last fiscal year, was, a director or executive officer of us or a nominee to become a director, (ii) any person who is known to be the beneficial owner of more than 5% of any class of our voting securities, (iii) any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner and (iv) any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

                The Company collects information about potential related party transactions in its annual questionnaires completed by directors and officers as well as throughout the year at its quarterly Disclosure Control Committee Meetings, comprised of key management responsible for significant business units, departments or divisions. Potential related party transactions are first reviewed and assessed by our General Counsel to consider the materiality of the transactions and then reported to the Nominations/Corporate Governance Committee. The Nominations/Corporate Governance Committee reviews and considers all relevant information available to it about each related party transaction and presents the facts to the members of the Board of Directors not associated with the potential related party transaction. A related party transaction is approved or ratified only if such members of the Board of Directors determine that it is not inconsistent with the best interests of the Company and its stockholders.

Related Party Transactions

                The Board, acting through the Nominations and the Compensation Committees, believes that the following related person transactions are reasonable and fair to the Company.

                Robin van Puyenbroeck, the son in law of Mr. Kathwari, the Company's Chairman, President and Chief Executive Officer is employed by the Company as the Company's Vice President, Business Development. Mr. van Puyenbroeck reports to the Senior Vice President, Business Development. During fiscal year 2016, the Company paid approximately $260,000 in aggregate compensation to Mr. van Puyenbroeck. The compensation was consistent with compensation paid to other employees holding similar positions and was composed of salary and annual bonus. The Compensation Committee and the Board expects periodically and at each fiscal year end to provide an ongoing review of Mr. van Puyenbroeck's employment with the Company, including in relation to his compensation.

                The Company is party to indemnification agreements with each of the members of the Board of Directors pursuant to which the Company has agreed to indemnify and hold harmless each member of the Board of Directors from liabilities incurred as a result of such director's status as a director of the Company, subject to certain limitations.

Compensation Committee Interlocks and Insider Participation

                No member of the Compensation Committee is, or has ever been, an officer or employee of the Company or any of its subsidiaries. In addition, during the last fiscal year, no executive officer of the Company served as a director or member of the compensation or similar committee of another entity whose executive officer(s) serve as a member of the Board or the Compensation Committee.

SECURITY OWNERSHIP OF COMMON STOCK OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                The following table sets forth, as of September 21, 2016, except as otherwise noted, information with respect to beneficial ownership of Common Stock in respect of: (i) each director, director nominee and NEO (as defined above) of the Company; (ii) all directors and executive officers of the Company as a group; and (iii) based on information available to the Company and a review of statements filed with the SEC pursuant to Section 13(d) and/or 13(g) of the Exchange Act, each person or entity that beneficially owned (directly or together with affiliates) more than 5% of the Common Stock. The Company believes that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by them, except as otherwise noted. Unless otherwise noted below, the address for each listed director and NEO is Ethan Allen Interiors Inc., Ethan Allen Drive, Danbury, CT 06810.

Name and Address of Beneficial Owner Directors and Executive Officers		Shares Beneficially Owned (1)	Common Stock Percentage Ownership (1)

M. Farooq Kathwari	(2)	2,970,882	10.5%
James B. Carlson	(3)	19,441	*
Clinton A. Clark	(4)	2,757	*
John J. Dooner, Jr.	(5)	23,388	*
Domenick J. Esposito	(6)	3,160	*
James W. Schmotter	(7)	14,988	*
Tara I. Stacom	(8)	3,300	*
Corey Whitely	(9)	34,478	*
Daniel Grow	(10)	8,409	*
Tracy Paccione	(11)	11,771	*
Clifford Thorn	(12)	8,367	*

Named executive officers and directors as a group		3,100,941	11.0%

BlackRock, Inc.	(13)	2,973,816	10.5%
FMR, LLC	(14)	2,209,599	7.8%
Royce & Associates, LLC	(15)	2,791,617	9.9%
T. Rowe Price Associates, Inc.	(16)	1,519,710	5.4%
The Vanguard Group	(17)	1,934,759	6.9%

*
Indicates beneficial ownership of less than 1% of shares of Common Stock
(1)
Information presented herein for each director and NEO reflects beneficial share ownership and includes stock-based compensation awards and outstanding options (the "Stock Options") granted under the Stock Option Plan which, as of September 21, 2016, are currently exercisable or will become exercisable within 60 days by such director or NEO, as applicable.
(2)
Includes (a) 2,140,672 shares owned directly by M. Farooq Kathwari, (b) 295,645 shares owned indirectly, (c) 8,565 shares held in the Ethan Allen Retirement Savings Plan, (d) 126,000 stock units as noted under 2016 Nonqualified Deferred Compensation and (e) options to purchase 400,000 shares of common stock.
(3)
Includes (a) 14,924 shares owned directly by James B. Carlson and (b) options to purchase 4,517 shares of common stock.
(4)
Includes (a) 2,757 shares owned directly by Clinton A. Clark.
(5)
Includes (a) 11,100 shares owned directly by John J. Dooner, Jr. and (b) options to purchase 12,288 shares of common stock.
(6)
Includes (a) 2,000 shares owned directly by Domenick J. Esposito (b) options to purchase 1,160 shares of common stock.
(7)
Includes (a) 2,700 shares owned directly by James W. Schmotter and (b) options to purchase 12,288 shares of common stock.
(8)
Includes (a) 3,300 shares owned directly by Tara I. Stacom.
(9)
Includes (a) 2,917 shares owned directly by Corey Whitely, (b) 1,561 shares held in the Ethan Allen Retirement Savings Plan and (c) options to purchase 30,000 shares of common stock.
(10)
Includes (a) 1,000 shares owned directly by Daniel Grow, (b) 2,284 shares held in the Ethan Allen Retirement Savings Plan and (c) options to purchase 5,125 shares of common stock.
(11)
Includes (a) 668 shares owned directly by Tracy Paccione, (b) 103 shares held in the Ethan Allen Retirement Savings Plan and (c) options to purchase 11,000 shares of common stock.
(12)
Includes (a) 1,109 shares owned directly by Clifford Thorn, (b) 1,183 shares held in the Ethan Allen Retirement Savings Plan and (c) options to purchase 6,075 shares of common stock.
(13)
BlackRock, Inc. ("BlackRock"), a parent holding company, beneficially owned 2,973,816 shares of Common Stock as per their Schedule 13G filing with the SEC on January 8, 2016. BlackRock's address is 55 East 52nd Street, New York, NY 10055.
(14)
FMR, LLC, a parent holding company, beneficially owned 2,209,599 shares of Common Stock as per their Schedule 13G filing with the SEC on February 12, 2016. FMR, LLC's address is 245 Summer Street, Boston, MA 02210.
(15)
Royce & Associates, LLC ("Royce"), an investment advisor, beneficially owned 2,791,617 shares of Common Stock as per their Schedule 13G filing with the SEC on February 8, 2016. Royce's address is 745 Fifth Avenue, New York, NY 10151.
(16)
T. Rowe Price Associates, Inc. ("T. Rowe Price"), an investment advisor, beneficially owned 1,519,710 shares of Common Stock as per their Schedule 13G filing with the SEC on February 12, 2016. T. Rowe Price's address is 100 E. Pratt Street, Baltimore, MD 21202.
(17)
The Vanguard Group ("Vanguard"), an investment advisor, beneficially owned 1,934,759 shares of Common Stock as per their Schedule 13G filing with the SEC on February 10, 2016. Vanguard's address is 100 Vanguard Blvd., Malvern, PA 19355.

PROPOSAL 6: TO APPROVE, ON AN ADVISORY BASIS, NAMED EXECUTIVE OFFICER COMPENSATION

                Our executive compensation program is designed to facilitate long-term stockholder value creation. Our focus on pay-for-performance and on corporate governance promotes alignment with the interests of the Company's stockholders.

                The Company seeks stockholder approval, on a non-binding basis, of the compensation of our Named Executive Officers, or "NEOs", as disclosed in this Proxy Statement pursuant to Section 14A of the Exchange Act, commonly known as a "Say-on-Pay" vote. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the compensation policies and practices described in this Proxy Statement.

                At the Company's 2015 Annual Meeting of Stockholders, our stockholders were asked to approve the Company's fiscal 2014 executive compensation programs. A substantial majority (80%) of the votes cast on the "Say-on-Pay" proposal at that meeting were voted in favor of the proposal. The Compensation Committee believes that these results reaffirm our stockholders' support of the Company's approach to executive compensation.

                In deciding how to vote on this proposal, the Board encourages you to read the Compensation Discussion and Analysis and Compensation Table sections. The Compensation Committee has made numerous enhancements in recent years to strengthen the link between pay and performance, further link compensation to our business and talent strategies and clearly detail the rationale for pay decisions.

                For the reasons outlined above, we believe that our executive compensation program is well designed, appropriately aligns executive pay with Company performance and incentivizes desirable behavior. Accordingly, we are asking our stockholders to endorse our executive compensation program by voting on the following resolution at the Annual Meeting:

    "RESOLVED, that the shareowners approve, on an advisory basis, the compensation of the Company's Named Executive Officers, as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the Compensation Tables and the related narrative."

                This proposal allows our stockholders to express their opinions regarding the decisions of the Compensation Committee on the prior year's annual compensation to the NEOs. Because your vote is advisory, it will not be binding upon the Board. However, the Board values shareowners' opinions and the Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions. Further, this advisory vote will serve as an additional tool to guide the Board and the Compensation Committee in continuing to improve the alignment of the Company's executive compensation programs with the interests of Ethan Allen and its stockholders, and is consistent with our commitment to high standards of corporate governance.

The Board of Directors unanimously recommends a vote FOR the approval of the compensation of the Company's Named Executive Officers.

COMPENSATION COMMITTEE REPORT

                The Compensation Committee oversees our compensation program for our Named Executive Officers ("NEOs") on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis and recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and the Company's Annual Report.

JAMES B. CARLSON, CHAIR JOHN J. DOONER, JR. DOMENICK J. ESPOSITO

COMPENSATION DISCUSSION AND ANALYSIS

Overview

                The purpose of this Compensation Discussion and Analysis is to provide material information about the Company's executive compensation objectives and policies for its NEOs and to put into perspective the tabular disclosures and related narratives. The non-binding advisory proposal regarding compensation of the NEOs submitted to stockholders at our 2015 Annual Meeting was approved by over 80% of the votes cast. The Committee believes this favorable outcome conveyed our stockholders' support of our executive compensation programs and the Committee's decisions. After considering the stockholder vote and other factors in its annual review of our total executive compensation programs, the Committee made further refinements in the structure of our compensation programs. The Committee will continue to consider the outcome of the Company's say-on-pay votes when conducting its regular evaluations of the program and making future compensation decisions for the NEOs.

Executive Summary

We continue to have strong alignment between our executive compensation and the interests of our stockholders. Fiscal 2016 was a strong year for the Company.

•
Consolidated net sales increased 5.2%
•
Operating income of $89.2 million increased $23.3 million, or 35.3%
•
EPS of $2.00 per diluted share increased 57.5%
•
The Company further enhanced stockholder value during fiscal 2016:
o
paid $16.6 million in dividends
o
repurchased 697.8 million shares for $19.3 million
o
invested $23.1 million in capital expenditures and acquisitions

Alignment Of Pay With Performance

                In 2016, the Compensation Committee continued to focus on the alignment of the interests of the NEOs with those of our Company and stockholders, and the Compensation Committee took the following steps for fiscal 2016:

  •
  With Mr. Kathwari's 2011 Employment Agreement expiring within a year, and after evaluating executive compensation and incentive practices that have evolved since the 2011 Employment Agreement was first put in place, and also considering the views of leading stockholder advisory services, the Compensation Committee in 2015 initiated, negotiated and, on October 1, 2015, effective July 1, 2015, entered into the 2015 Employment Agreement, of which its incentive compensation components were subsequently approved by stockholders at our 2015 Annual Meeting of Stockholders.

  •
  In collaboration with the Chief Executive Officer and the Board of Directors, the Compensation Committee further refined the executive compensation policies for the Company's NEOs with a greater emphasis on incentive-based compensation.

  •
  In collaboration with the Chief Executive Officer and the Board of Directors, the Compensation Committee reviewed and approved the performance-based incentive bonus payments for fiscal 2016 for the Company's NEOs.

  •
  In collaboration with the Board of Directors, the Compensation Committee reviewed and approved performance targets for purposes of incentive bonus payments for the NEOs and performance targets for purposes of fiscal 2016 incentive bonus payments and performance-based equity awards for the NEOs.

Stock Incentive Plan

                As part of its ongoing review of the Company's compensation programs and consistent with its commitment to reflect best practices in corporate governance standards and compensation practices, the Company's Stock Incentive Plan was amended and restated following the approval of our stockholders at the 2015 Annual Meeting of Stockholders. The Compensation Committee and the Company improved, clarified and updated the Stock Incentive Plan as follows:

  •
  Clarify Performance Units.      The Stock Incentive Plan was clarified so as to expressly contemplate the issuance of performance restricted stock units.

  •
  Restrict Option Re-Pricing.      The Stock Incentive Plan was modified so as to expressly restrict re-pricing of outstanding stock options at lower than their exercise price, either directly or indirectly.

  •
  One-Year Service Vesting.      The Stock Incentive Plan was amended so as to generally require service vesting of at least one year from the grant date for stock options under the Stock Incentive Plan.

  •
  Performance Vesting.      The Stock Incentive Plan provides for performance vesting, and all Options issued to executives reflect performance vesting.

  •
  Recoupment and Clawback.      The Stock Incentive Plan was amended so as to expressly subject the awards under the Stock Incentive Plan to the Company policies in relation to recoupment or clawback of awards under the Stock Incentive Plan as required by law and Company policy.

  •
  "Double Trigger" Upon Change of Control.      While existing awards under the Stock Incentive Plan will continue to be subject under their existing agreements as to a vesting acceleration upon a "single trigger" (i.e., a Change of Control), new or replacement grants under the Stock Incentive Plan (including under the 2015 Employment Agreement) will be subject to a vesting acceleration upon a "double trigger" (i.e., a Change of Control followed by a termination).

Chief Executive Officer's Compensation

                In early 2015, the Compensation Committee initiated discussions with the Chief Executive Officer about continuing, modifying or creating a new employment agreement and long-term performance incentives for the Chief Executive Officer. It initiated these discussions despite the 2014 "Say on Pay" vote receiving 95% approval because, under the 2011 Employment Agreement, either the Company or the Chief Executive Officer had the obligation to notify the other by September 30, 2015, if the automatic one year renewal of the employment in the 2011 Employment Agreement would take effect or not as of June 30, 2016. In the view of the Compensation Committee, relying upon this automatic one-year renewal feature was not in the Company's best interests, because an additional one-year term did not provide long-term stability for the Company; during any one-year renewal of the 2011 Employment Agreement, there would be no further long-term equity incentive awards; and during any one-year renewal the previously negotiated voluntary caps on the Chief Executive Officer's annual incentive bonus compensation would have to be revisited and further extended. The Compensation Committee, as well as the Board of Directors, was aware of periodic inquiries from the Company's dealers, distributors, suppliers, business partners and employees about the Chief Executive Officer's long-term commitment to the Company, which the Compensation Committee felt might risk uncertainty and unwarranted disruption in their relationships with the Company. In addition, the Compensation Committee appreciated from its leading stockholders and stockholder advisory firms, as well as public commentary that executive compensation practices have evolved since the time the 2011 Employment Agreement was initiated, especially in the approach to incentive bonus compensation and long-term performance equity incentives.

                In evaluating and finalizing the provisions of the 2015 Employment Agreement, the Compensation Committee determined that the best interests of the Company and its stockholders would be served by establishing a long-term employment and performance incentive relationship with the Chief Executive Officer. The Compensation Committee concluded that the compensation and incentive structure of the 2015 Employment Agreement should focus on Company performance measured against targets approved by the Compensation Committee and the Board of Directors, appreciating the evolving views of executive compensation and the views of leading stockholder advisory services.

                The Compensation Committee retained Sibson Consulting, a leading executive compensation advisory firm who had previously worked with the Compensation Committee in connection with the 2011 Employment Agreement. In approaching the 2015 Employment Agreement, the Compensation Committee recognized that:

  •
  Many of the Company's essential business relationships with distributors, dealers, suppliers and business partners, as well as potential future marketing opportunities, depend heavily upon the long-standing personal relationships and connections of the Chief Executive Officer. Most of the Company's store openings outside the United States in the past year have resulted from personal contacts and relationships of the Chief Executive Officer. The Company's relationships are not typically cemented by long-term, tightly bound distributor, dealer and franchise contracts. For the Company, its Chief Executive Officer is closely associated with the Company, its iconic brand and long-standing business relationships. The Company's long-serving, widely known Chief Executive Officer and his reputation and relationships through the Company and its retailers and the furniture industry, as well as his linkage to that brand name, is not, in the view of the Compensation Committee, rivaled by companies within the peer group. For the Compensation Committee, these considerations underscore a unique approach for the Company to the 2015 Employment Agreement that may not be applicable to future chief executive officers or comparable chief executive officers in its peer group.

  •
  The Company's executive management and administrative staff is relatively and uniquely flat and lean as compared to peers in the view of the Compensation Committee, who generally have deeper, higher cost executive staffing. This efficient management structure depends on the Chief Executive Officer acting decisively and knowing all parts of the Company's operations with a company-wide perspective of the center of this flat, lean management structure. For the Compensation Committee, these considerations underscore a unique approach for the Company to the Chief Executive Officer that may not be applicable to future chief executive officers or comparable chief executive officers in its peer group.

  •
  The Company manages and operates a vertically integrated business, featuring manufacturing, merchandising, distribution, marketing and retailing through Company-owned and independent stores, which enables the Company to provide a differentiated, customized, high-service, interior design focused approach to customers, as contrasted to many of the Company's furniture industry competitors and peers that focus mostly on importing standardized products from the Far East and marketing them in the U.S. For the Compensation Committee, this organizational differentiation from peers requires an executive, like the Chief Executive Officer, who can manage manufacturing and production, in addition to the merchandising and marketing background of executives at many competitors and peers.

  •
  In fiscal 2014 and 2015, the Compensation Committee recognized that the Chief Executive Officer had initiated and led a substantial repositioning of the Company's manufacturing, merchandising and products, as well as the Company's retail footprint and website and technology platform. With these major on-going operational changes, the Compensation Committee believed that the Company and its stockholders would be benefitted by the long-term commitment of the Chief Executive Officer.

  •
  The Compensation Committee recognized that from fiscal 2011 through fiscal 2015 the Company steadily improved operating income, increasing from $31.9 million to $65.9 million (a 20% compound annual growth rate) and made steady debt reduction over such five fiscal years (total debt payments of $210.4 million), which has not been fully reflected in the Company's share price (including relative to total stockholder return). Appreciating that this steady financial performance showed recovery from the great recession, the Compensation Committee believed in approaching the 2015 Employment Agreement that the best interests of the Company's stockholders would be served by a compensation package based on improved operating results and improved per share operating results, as identified annually by the Compensation Committee and the Board, and thus capital efficiency.

                Base Compensation Under 2015 Employment Agreement. For the 2015 Employment Agreement, the Compensation Committee determined to continue, without increase or guaranteed adjustment, the base salary under the 2011 Employment Agreement of $1,150,000 per annum, during the five-year term of the 2015 Employment Agreement commencing July 1, 2015.

                Non-Equity Incentive Compensation Under 2015 Employment Agreement. For the 2015 Employment Agreement, the Compensation Committee determined to provide that future annual non-equity incentive payments will be based on annual goals set annually by the Company, the Compensation Committee and the Board of Directors based on target earnings results consistent with market practices and the practices after all of the companies in the Company's peer group. More specifically, the annual incentive compensation payments under the 2015 Employment Agreement will provide for a target level of $750,000 (approximately 65% of base salary), based upon an Annual Adjusted Operating Earnings target, set annually by the Compensation Committee or the Board of Directors within 90 days of the beginning of each fiscal year. If the Compensation Committee or the Board of Directors fails to establish a target for a fiscal year, the target will be 5% improvement over the Annual Adjusted Operating Earnings for the preceding fiscal year. Annual Adjusted Operating Income consists of consolidated operating income as set forth in the Company's consolidated statement of comprehensive income, adjusted by (1) nonrecurring, extraordinary or unusual events, (2) annual bonuses, (3) share-based compensation expense and (4) the effects of business combinations. For fiscal 2016 nonrecurring, extraordinary or unusual events consisted of gains and losses on sale on real estate, and restructuring charges. Incentive compensation payments will be earned according to performance on a directional payout schedule as follows:

Directional Non-Equity Incentive Compensation Payout Schedule
(Linear/Scaled)

Achievement Level	Performance (as Percentage of Adjusted Operating Earnings Target)	Payout Amount

Threshold	80 - 85%	$375,000

Target	100%	$750,000

Maximum	120 - 130%	$1,700,000

                The Compensation Committee or Board of Directors has the right to make a discretionary incentive compensation payments in the case of extraordinary economic circumstances, including circumstances when such performance metrics were not satisfied, in the best interests of the Company. In the view of the Compensation Committee, this incentive bonus compensation structure in the 2015 Employment Agreement aligns the incentive compensation incentives of the Chief Executive Officer with the earnings objectives of the Company, as confirmed by the Compensation Committee and Board of Directors, and is consistent with companies within its peer group.

                Long-Term Stock Performance Unit Awards Under the 2015 Employment Agreement. In connection with the 2015 Employment Agreement, the Compensation Committee focused on strong weighting of performance-based equity awards (and not service-based options) that were earned if the Company performed against targets set by the Compensation Committee and Board of Directors and are determined on a per share basis in order to reward capital efficiency.

                Accordingly, for the 2015 Employment Agreement, the Compensation Committee determined to revise the structure of long-term stock incentives, such that all of future long-term incentive value would be delivered through performance-based restricted stock, which the Compensation Committee believes is more performance-based than many peers, who deliver meaningfully less in long-term incentive value through performance-based restricted stock awards. In doing so, the Compensation Committee considered whether the long-term equity incentives should be measured by stock price metrics or operating performance metrics. After deliberating with its consultants, the Compensation Committee determined to utilize operating performance metrics because they focused on internal performance, not extrinsic factors that move stock and stock market prices, and because reviews of peer practices did not reflect a widespread focus on stock market returns to compensate their executives.

                The 2015 Employment Agreement provides as follows:

  •
  Annual awards of 65,000 per annum of performance-vested restricted stock units ("Performance Units") over five years (325,000 total Performance Units, which may increase to 406,250 of Performance Units, based upon performance as described below) granted annually within 90 days of the beginning of the fiscal year.

  •
  Performance vest (not service vest) the Performance Units by reference to performance goals set for each award (within 90 days of grant date) based on Adjusted Operating Earnings Per Share target for each of the upcoming two fiscal years and cumulatively for the upcoming three fiscal years, set annually by the Compensation Committee and the Board of Directors within 90 days of the beginning of each fiscal year. If either the two-year or cumulative three-year target is accomplished, then the percentage of Performance Units vested would be determined by reference to the higher performance accomplishment percentage. Goals for each annual grant are set by the Compensation Committee or the Board within 90 days of the beginning of each fiscal year. The Performance Units would be earned according to performance on a directional payout schedule as follows:

Directional Performance Unit Schedule
(Linear/Scaled)

Achievement Level	Performance (as Percentage of 2 or 3 Year Performance Equity Target)	Percentage of Performance Units Earned	Amount of Performance Units Earned (Per Annual Grant)

Threshold	80 - 85%	50%	32,500

Target	100%	100%	65,000

Maximum	115 - 120%	125%	81,250

              Total Compensation Level and Mix.    The portion of total compensation delivered in the form of base salary and benefits is intended to provide a competitive foundation and fixed rate of pay for the work being performed by each named executive officer and the associated level of responsibility and contributions to the Company. The compensation opportunity beyond those pay elements is at risk and must be earned through achievement of annual goals, which represent performance expectations of the Board and management and long-term value creation for stockholder. The Committee believes that the proportion of compensation designed to be delivered in base salary versus variable pay depends on the executive's position and the ability of that position to influence overall Company performance. The more senior the level of the executive, the greater is the percentage of total pay opportunity that is variable. The Compensation Committee believes that the 2015 Employment Agreement does not reflect any increase in total compensation value as compared to the 2011 Employment Agreement, and substantially shifts our Chief Executive Officer's compensation structure to a performance incentive structure, as compared to both the 2011 Employment Agreement and the Company's peers. In considering the overall compensation opportunities provided under the 2015 Employment Agreement, the Compensation Committee recognizes that the targeted total compensation opportunity level places our Chief Executive Officer below the median total compensation level of executives within the Company's peer group, but above the median level of a narrower peer group suggested by the stockholder advisory services. The Compensation Committee believes that this positioning is appropriate given that the median revenue of our peer group is higher than the Company's and the median revenue of the stockholder advisory services' peer group is lower than ours. Also, the Compensation Committee believes that the compensation incentives under the 2015 Employment Agreement are strongly performance-based, so they provide and ensure strong Chief Executive Officer alignment with long-term stockholder interests.

CEO Compensation Components of the
2015 Employment Agreement
based on Target Values

                Overall, the Compensation Committee believes that the performance-based structure of the 2015 Employment Agreement provides a strong alignment with the long-term interests of our Company and its stockholders and a strong statement of confidence by the Chief Executive Officer in our Company's future performance. The Compensation Committee believes that the structure of the 2015 Employment Agreement (especially given the fact that all incentives are performance-based) does not create risks for the Company and is in the best long-term interest of the Company and its stockholders.

              Targets and Payouts Under Fiscal 2016 Non-Equity Incentive Compensation Arrangements and Long-Term Incentive Compensation Arrangements.    At the beginning of fiscal 2016, in connection with the 2015 Employment Agreement, the Compensation Committee reviewed with the Board of Directors and the Chief Executive Officer, and established targets, as provided in the 2015 Employment Agreement for fiscal 2016 incentive opportunities.

                An Adjusted Operating Earnings fiscal 2016 target for the annual incentive bonus was set at a target of 8% growth over the prior fiscal year Adjusted Operating Earnings.

                An Adjusted Operating Earnings Per Share target for the Performance Units equity award to be made in fiscal 2016 were set for fiscal years 2016, 2017, and 2018 at a target of 8%, 5% and 5%, respectively, growth over the prior year in Adjusted Operating Earnings Per Share. See the section "Long-Term Stock Performance Unit Awards Under the 2015 Employment Agreement" for threshold and maximum levels.

                For fiscal 2016, each of the Company's Adjusted Operating Earnings and Adjusted Operating Earnings Per Share exceeded the respective maximum performance levels. Accordingly, the Incentive Award earned by Mr. Kathwari for fiscal 2016 was $1,700,000, which corresponds to the payout amount commensurate with the maximum performance level under the non-equity incentive compensation arrangements as set forth in the "Summary Compensation Table" in the "Executive Compensation" section.

                Actual amounts of long-term incentive awards granted in fiscal 2016 are disclosed in the "Summary Compensation Table" and the "Grants of Plan-Based Awards" table. The fiscal 2016 Performance Units granted to Mr. Kathwari under the 2015 Employment Agreement, which will not vest until the actual results for the second or third fiscal year period in the three-year performance cycle are known, were estimated to be earned at the target payout level for purposes of the "Summary Compensation Table" and at the maximum payout level for purposes of the "Outstanding Equity Awards at 2016 Fiscal year End" table in the "Executive Compensation" section.

CEO Compensation Components based on
Actual Fiscal 2016 Performance Results and
as reflected in the Summary Compensation Table

              Peer Companies.    In connection with the 2015 Employment Agreement, the Compensation Committee discussed the appropriate peer companies for comparison with its executive compensation consultant, Sibson Consulting. The Compensation Committee, in conjunction with Sibson Consulting, established a peer group in considering the 2015 Employment Agreement which, in its judgment, best represented the unique nature of the Company's vertical business model which integrates manufacturing, merchandising and retailing, while eliminating some of the companies with substantially higher revenues.

                In developing the peer group, the population of U.S.-based, publicly-traded companies that were considered for evaluating the terms of the 2015 Employment Agreement included:

  •
  furniture manufacturers and/or home furnishing retailers;

  •
  competitors and peers identified as the Company's direct U.S. furniture competitors;

  •
  highly integrated companies in non-furniture industries (e.g. apparel, etc.);

  •
  companies with iconic consumer brand recognition (beyond the furniture and home furnishing industries); and

  •
  companies that might be considered competitors for Company executives and equivalent talent.

                In considering this peer group, the Compensation Committee reviewed the peer group used in connection with the 2011 Employment Agreement, as well as the peer group included in various industry indices and considered by stockholders advisory services, resulting in changes for the peer group considered for purposes of the 2015 Employment Agreement as compared to the peer group used for the 2011 Employment Agreement. In doing so, the Compensation Committee recognized the difficulty of establishing direct peer comparables for the Company and the Chief Executive Officer due to the differences between the Company and its peers (especially the Company's management and operation of a vertically integrated business) and between our Chief Executive Officer and other peer executives, in view of our Chief Executive Officer's unique, long-standing association with our Company and his active engagement at the center of our Company's executive leadership.

                In addition to industry, branding and supply chain considerations, the Compensation Committee filtered companies by revenues, number of employees and market capitalization. The Compensation Committee wanted a large enough group, consisting of 15-20 companies, to enable full comparisons to the Company. After this consideration, the Compensation Committee established a peer group for the 2015 Employment Agreement that reflects 17 companies, with 7 additions and 6 deletions to the peer group utilized in connection with the 2011 Employment Agreement, as follows (by revenue):

Company	GICS Sub-Industry	Revenue ($M)	Revenue Multiple	Market Cap ($M)

Bassett Furniture	Home Furnishings	$341	0.5	$267
Dixie Group Inc.	Home Furnishings	$407	0.5	$140
Flexsteel Industries	Home Furnishings	$439	0.6	$228
Kirkland's Inc.	Home Furnishing Retail	$461	0.6	$417
Tumi Holdings	Apparel, Accessories & Luxury Goods	$467	0.6	$1,520
Ethan Allen	Home Furnishings	$747	1.0	$792
Haverty Furniture	Home Furnishing Retail	$768	1.0	$576
Knoll Inc.	Office Services & Supplies	$1,050	1.4	$1,017
Select Comfort	Home Furnishing Retail	$1,157	1.6	$1,679
Kate Spade & Co	Apparel, Accessories & Luxury Goods	$1,265	1.7	$4,302
Kimball International	Office Services & Supplies	$1,285	1.7	$361
La-Z-Boy Inc.	Home Furnishings	$1,357	1.8	$1,298
Restoration Hardware	Home Furnishing Retail	$1,551	2.1	$3,389
Pier 1 Imports	Home Furnishing Retail	$1,772	2.4	$1,068
Herman Miller	Office Services & Supplies	$1,882	2.5	$1,868
HNI Corp	Office Services & Supplies	$2,223	3.0	$2,287
Steelcase Inc.	Office Services & Supplies	$2,989	4.0	$2,261
Tempur Sealy International	Home Furnishings	$2,990	4.0	$3,453

                In reviewing and finalizing the changes to the peer group for the 2015 Employment Agreement, the Compensation Committee noted the following:

  •
  In connections with the peer group for 2015 Employment Agreement, peers are within a 0.5x-4x revenue size range. (The previous peer group in connection with the 2011 Employment Agreement had instances of 6x and 10x comparative revenue sizes). The median revenue of the peer group in connection with the 2015 Employment Agreement is $1.27 billion (the previous peer group median in connection with the 2011 Employment Agreement was $1.8 billion).

  •
  The peer group for the 2015 Employment Agreement was increased to 17 companies, from 16 companies in 2011. The larger peer group provided the Compensation Committee with greater confidence in its understanding of the broad range of pay practices in place at other companies.

  •
  In developing the new peer group for the 2015 Employment Agreement, the Compensation Committee was mindful of the perspectives of stockholder advisory services. As a result, the Compensation Committee closely examined the peer companies recommended by Institutional Shareholder Services (ISS) and others. Through this review, the Compensation Committee identified additional companies used by stockholder advisory services which it determined should be added to the group for the 2015 Employment Agreement.

                We believe that it is appropriate to offer industry-competitive cash and equity compensation packages to all of our NEOs, including our Chief Executive Officer, in order to attract and retain top executive talent. The peer group allows us to monitor the compensation practices of our primary competitors for executive talent. However, we do not rely on market information to target any specific pay percentile for our executive officers. Instead, we use this information to provide a general overview of market practices and to ensure that we make informed decisions regarding our executive pay programs.

Compensation For Named Executive Officers Other Than The Chief Executive Officer

                During fiscal 2016, the Compensation Committee, together with the Chief Executive Officer, reviewed the compensation program for the Company's key management personnel including the NEOs, other than the Chief Executive Officer. The Company's compensation approach for the NEOs is designed to encourage and reward performance that leads to strong financial results and creation of long-term stockholder value. Its balance of short-term and long-term compensation opportunities is intended to retain and motivate the highly talented business leaders we require to successfully execute the Company's business strategy and create value for the Company's stockholders. The following compensation principles guided the design of our compensation program for these NEOs during fiscal 2016, and will also guide the program in fiscal 2017:

  •
  Reward Operational and Financial Efficiencies.  The Company believes in efficiency of overhead and operations and very careful expenditures of cash and its cash resources. It is intended that the Company's compensation approach for NEOs will emphasize the achievement of these efficiencies within the scope of authority and management of these NEOs.

  •
  Pay for Performance.  The Company believes that pay earned by its executives should reflect the performance achieved for our stockholders. Thus, we structured the compensation program for the NEOs to ensure that a meaningful portion of the compensation paid is linked to the performance of our business. The Company's compensation program emphasizes variable incentive award opportunities, which are payable only if specified financial, operational and individual goals are achieved. In practice, these goals are identified by the Chief Executive Officer and approved by the Compensation Committee.

  •
  Pay Conservatively.  When setting the compensation target payout opportunity levels with the Chief Executive Officer, the Compensation Committee and the Chief Executive Officer consider the range of opportunities available to similarly situated executives from various relevant market reference sources.

  •
  Emphasize Variable Pay Components.  The Company provides variable compensation elements (annual non-equity incentive compensation and long-term equity compensation) primarily to encourage and reward performance that leads to strong financial results and creation of long-term value for our stockholders.

  •
  Require Stock Ownership.  The Company expects its executives to own a meaningful amount of Company stock. Thus, within five years of appointment NEOs are expected to acquire and maintain ownership of certain minimum equity ownership level in Company stock. These minimum level ranges from two times annual base salary for our NEOs to five times annual base salary for the Chief Executive Officer. This is intended, in part, to align senior management of the Company with long-term stockholder interests and avoid short-term incentive risk. To further promote long-term alignment with our stockholders' interest, the Company will grant to our NEOs, equity with vesting periods of generally three to five years and a post-exercise hold period to avoid incentivizing short-term risk. The design of the NEOs' compensation approach will be consistent with the Company's risk aversion and the steady performance expected by the Company and our stockholders. Thus, we have structured our executive compensation program to ensure that it is not significantly weighted toward annual cash incentive compensation and does not otherwise have the potential to threaten long-term stockholder value by promoting inappropriate or excessive risk-taking by our NEOs.

  •
  Maintain Flexibility to Address Extraordinary Circumstances.  The compensation program for the NEOs provides flexibility for the Chief Executive Officer and the Compensation Committee with authority to exercise discretion in determining compensation actions for the NEOs when necessary due to unusual, non-recurring, extraordinary or unexpected circumstances or developments, either in relation to the Company or the NEO, including in relation to unusual, non-recurring or extraordinary items in the determination of adjusted operating income that in their discretion do not relate to the future income or values of the Company. Such actions are expected to take into account the current and long-term interests of our stockholders and the Company, notwithstanding the extent to which earlier specified goals are achieved.

  •
  Follow Executive Compensation and Pay Governance Best Practices.  The Compensation Committee will continually evaluate best practices in executive compensation and governance and consider modifications to our program that NEOs support the Company's business strategies, provide an appropriate balance of risk and reward for our NEOs, and align their compensation with the long-term interests of our stockholders.

  •
  Compensation Consultant.  The Compensation Committee has authority to retain compensation consulting firms to assist it in the evaluation of executive officer and employee compensation and benefit programs. The Compensation Committee has retained Sibson Consulting ("Sibson"), a national compensation consulting firm, as its independent compensation advisor. Sibson provides an additional objective perspective as to the reasonableness of our executive compensation programs and practices and their effectiveness in supporting our business and compensation objectives. During 2015, Sibson advised the Compensation Committee with respect to compensation trends and best practices, incentive plan design, competitive pay levels, our proxy disclosure, and individual pay decisions with respect to our named executive officers and other executive officers. The Compensation Committee has assessed the independence of Sibson pursuant to applicable SEC rules and concluded that no conflict of interests exists that would prevent Sibson from independently representing the Compensation Committee.

Compensation Committee Approval of Named Executive Officer Compensation for 2016

                For fiscal 2016, the Compensation Committee discussed with the Chief Executive Officer approaches to incentive compensation, annual cash bonuses, non-equity incentive compensation and long-term equity grants. We believe that it is appropriate to offer industry-competitive cash and equity compensation packages to our NEOs in order to attract and retain top executive talent. However, we do not rely on market information to target any specific pay percentile for our executive officers. Instead, we use this information to provide a general overview of market practices and to ensure that we make informed decisions regarding our executive pay programs.

                As is the case with our Chief Executive Officer, in evaluating compensation packages for our NEOs, the Committee focuses on the total compensation opportunity for the executive. Executive compensation packages are structured such that a portion of total compensation delivered in the form of base salary and benefits is intended to provide a competitive foundation and fixed rate of pay for the work being performed by each named executive officer and the associated level of responsibility and contributions to the Company. The compensation opportunity beyond those pay elements is at risk and must be earned through achievement of annual goals, which represent performance expectations of the Board and management and long-term value creation for stockholders. The proportion of compensation designed to be delivered in base salary versus variable pay depends on the executive's position and the ability of that position to influence overall Company performance. The more senior the level of the executive, the greater is the percentage of total pay opportunity that is variable.

                The following are the components of the compensation for the NEOs other than the Chief Executive Officer, and the Company's overall approach to each compensation component for fiscal 2016:

  •
  Base Salary.  Base salary is expected to be within the industry standards for similarly responsible, situated and performing executives, depending on the area in which the executive operates and on varying levels of responsibility. The Compensation Committee considered the range of opportunities available to similarly situated executives from various relevant market reference sources and concurred with the Chief Executive Officer's views as to the adequacy of the base compensation for the NEOs for fiscal 2016.

  •
  Incentive Awards—Annual Cash Bonus and Annual Non-Equity Incentive Plan Compensation.  For fiscal year 2016, the Company maintained an Annual Cash Bonus Incentive Program under which the NEOs of the Company other than the Chief Executive Officer are eligible for an Incentive Award with a performance-based Non-Equity Incentive Plan Compensation component and a discretionary-based Bonus component. Our annual incentive program is designed to promote the achievement of annual corporate goals including key financial, operating and strategic goals that, in turn, drive value for stockholders.

    For purposes of the Annual Cash Bonus Incentive Program, overall performance of the Company is assessed based upon the achievement of the Company's financial, strategic and operational budget and objectives, including revenue and income earned by the Company, operating results of each individual division, expansion of market share, minimization of overhead, inventory management, cost savings, cash conservation, customer service improvement and the performance of the Company relative to peers and the market. The Compensation Committee, in conjunction with the Chief Executive Officer, establishes criteria for each NEO annually which is shared with the NEO and their performance is annually reviewed.

    The Company established for each NEO a target Incentive Award opportunity expressed as a percentage of the NEO's annual base salary rate at the beginning of fiscal 2016, and a maximum Incentive Award expressed as a percentage of that base salary. Target and maximum Incentive Awards are based upon the recommendation of the Chief Executive Officer and the approval of the Compensation Committee. For fiscal 2016, the target Incentive Award for each of the NEOs was set at 40% of their respective base salary and the maximum Incentive Award for each of the NEOs was set at 60% of their respective base salary, subject to revision of the target and the maximum Incentive Award by the Chief Executive Officer and the Compensation Committee during fiscal 2016.

    Incentive Awards, if any, are based both upon the performance of the NEO as determined by the Company in view of the circumstances and considerations and also upon the Company's achievement of the performance goal target for the relevant fiscal year, such that 70% of the target Incentive Award will be initially determined by reference to the Company's achievement of the performance goal target (the Non-Equity Incentive Plan Compensation component) and 30% of the Incentive Award will be discretionary (the Bonus component), based upon the Company's and the Committee's evaluation of the NEO's performance against its expectations and principles.

    The Performance Component payout will be linearly interpolated between 80% and 120% of the Performance Goal Target as follows:

Directional Non-Equity Incentive Compensation Payout Schedule

(Linear/Scaled)

	Performance	Payout

Adjusted Operating Income Achievement Level	(as Percentage of Annual Performance Goal Target)	(as Percentage of target Non-Equity Incentive Plan Compensation Component)

Threshold	80%	50%

Target	100%	100%

Maximum	120%	115%

            For fiscal 2016, the performance goal target established for the Non-Equity Incentive Plan Compensation component of the Incentive Award was the Company's accomplishment of adjusted operating income as reflected in its annual financial statements for fiscal 2016 reflecting a growth rate of 8% over the adjusted operating income for fiscal 2015.

            The discretionary Bonus component of the Incentive Award, if any, is intended to reward key employees based upon both the Company's overall performance and the individual's performance measured against a broad range of performance indicators.

            For purposes of the discretionary Bonus component, individual performance is assessed based upon the level of attainment of established responsibilities, goals and objectives for each NEO. Each NEO develops annual business objectives and budgets for their respective areas, which are approved by the Chief Executive Officer and are used for this assessment. Individual performance is also measured by how the executive's actions conform with and exemplify the Company's ten "Leadership Principles" as follows:

      Leadership Principles:    Good governance is good for profitability—and good for our talented and committed team. As a group we embrace ten key Leadership Principles, which define our commitment to excellence. Living by these principles is paramount. They are the compass that guides us to achieve our full potential, both as individuals within the company and as a major player in the industry.

      Leadership:    Provide leadership by example.

      Change:    Understand that change means opportunity and do not be afraid of it.

      Accessibility:    Be accessible and supportive, and recognize the contributions of others.

      Speed:    Maintain a competitive advantage by reacting quickly to new opportunities.

      Client Focus:    Our first responsibility is to our clients. Client service is our highest priority.

      Hard Work:    Establish a standard of hard work and practice it consistently.

      Excellence + Innovation:    Have a passion for excellence and innovation.

      Priorities:    Establish priorities by clearly differentiating between the big issues and the small ones.

      Confidence:    Have the confidence to empower others to do their best.

      Justice:    Always make decisions fairly. Justice builds confidence and trust, which in turn encourages motivation and teamwork.

            For each NEO, the NEO's impact upon initiatives of their division, department function or organization is considered, as well as their impact on the morale of these groups. Additionally, each executive, whether reporting directly to the Chief Executive Officer or not, completes a self-assessment that is also used as a basis by the Chief Executive Officer and the Compensation Committee for the determination of any Incentive Award. For executives reporting directly to the Chief Executive Officer, their performance is reviewed by the Chief Executive Officer together with the Executive Vice President,

    Administration, who is responsible for the Company's Human Resources functions. For the NEOs other than the Chief Executive Officer, their performance is also reviewed by the Chief Executive Officer with the Compensation Committee.

            Historically, the actual Incentive Awards have ranged from 20% to 40% of base salary for eligible executives. The Company retains the discretion to grant no Incentive Awards or to grant Incentive Awards that exceed the target, in each case as the situation warrants, such as unusual, non-recurring, extraordinary or unexpected circumstances or developments, either in relation to the Company or the NEO, including in relation to unusual, non-recurring or extraordinary items in the determination of adjusted operating income that in their discretion do not relate to the future income or values of the Company. As the Incentive Awards look at broad performance indicators, the Company believes that there is no single metric that would lend itself to the risk of manipulation of results by the NEOs to influence any Incentive Award outcome.

            For fiscal 2016, the Company's Adjusted Operating Earnings exceeded the maximum performance level of 120% of performance target. Accordingly, for fiscal 2016, after its review and discussion, the Compensation Committee approved Incentive Awards for each of the NEOs at the payout levels commensurate with maximum performance levels with respect to the performance-based Non-Equity Incentive Plan Compensation component. The Compensation Committee awarded Incentive Awards totaling $469,530, of which the Non-Equity Incentive Plan Compensation component was $439,530 and the discretionary Bonus component was $30,000, to be distributed to the NEOs other than the Chief Executive Officer, in amounts recommended by the Chief Executive Officer as set forth in the "Summary Compensation Table".

            For fiscal year 2017, the Company will continue to maintain this Incentive Award compensation plan, with its performance-based component (Non-Equity Incentive Plan Compensation) and a discretionary-based component (Bonus), for the NEOs of the Company other than the Chief Executive Officer with the same approach as fiscal 2016.

  •
  Long-Term Equity Awards.  Historically the Compensation Committee has allocated a block of equity awards to be granted throughout the year based on similar criteria and process as the annual non-equity incentive awards, with special focus on retention and consistent long-term performance. The Compensation Committee approves the specific grants for the NEOs in the same manner as described above for the annual non-equity incentive awards. The Company believes that share ownership among its executives is important for alignment of executive interests.

    Stock Options - The NEOs and other executives are eligible to receive grants of stock options. The options have an exercise price of the closing price of our stock on the date of grant, vesting according to both the performance-based and time-based criteria, and a ten-year term. Any stock options not fully vested on the date the employee separates are subject to forfeiture. These grants are designed for retention of the executive and to align the executive's compensation with the long-term success of the Company. The Compensation Committee did not approve Company grants of stock options to NEOs in fiscal 2016.

    Performance Stock Units - The NEOs and other executives are eligible to receive grants of performance stock units. The performance stock units have both service vesting and performance vesting criteria by reference to performance goals set for each award based on the Adjusted Operating Earnings Per Share target for each of the upcoming two fiscal years and cumulatively for the upcoming three fiscal years and to the extent performance condition is satisfied, service conditions vest over a period of three years. These grants are designed to promote retention and to align executive compensation with the long-term success of the Company.

    The Compensation Committee approved Company grants of performance stock units to NEOs in fiscal 2016 employing the same methodology as used with the CEO. The grants were subject to a target performance metric of Adjusted Operating Income Per Share increase for fiscal year 2016 over fiscal 2015 and for each of the two immediately following fiscal years (for a total of three fiscal years) with 8% increase for fiscal 2016 and 5% increase for each of fiscal 2017 and 2018. The Performance Units would be earned according to performance on a directional payout schedule as follows:

Directional Performance Unit Schedule
(Linear/Scaled)

Adjusted Operating Income Per Share Achievement Level	Performance as Percentage of Cumulative PSU Annual Target for Applicable Two or Three Year Period	Percentage of Units Earned (Per Grant)

Threshold	80%	50%

Target	100%	100%

    If either the two-year or the cumulative three-year target is met, then the percentage of Performance Units vested would be determined by reference to the higher performance accomplishment percentage. Goals for each annual grant are set by the Compensation Committee or the Board within 90 days of the beginning of each fiscal year.

    Actual amounts of awards granted in fiscal 2016 are disclosed in the "Summary Compensation Table" and the "Grants of Plan-Based Awards" table. The fiscal 2016 Performance Units granted to our NEOs, which will not vest until the actual results for the second or third fiscal year period in the three-year performance cycle are known, were estimated to be earned at the maximum payout level for purposes of the "Summary Compensation Table" and the "Outstanding Equity Awards at 2016 Fiscal year End" table in the "Executive Compensation" section.

  •
  Change of Control Severance Plan for Executives.  The change in control plan for NEO's, other than the CEO, was adopted to mitigate the concern that, in the event the Company is considering a change in control transaction, the employees involved in considering the transaction might otherwise be motivated to act in their own interests rather than the interests of the stockholders. Thus, the change in control provisions are designed so that employees are neither harmed nor given a windfall in the event of a change in control.

    The Company's plans generally provide that a change in control may occur upon (i) any liquidation or the sale of substantially all of the assets of the Company and Ethan Allen Global, Inc. taken as a whole, or (ii) any merger, or (iii) any person becoming a beneficial owner of more than 50% of the then-outstanding voting stock of the Company or Ethan Allen Global, Inc.; or (iv) the Company's incumbent directors cease to constitute at least a majority of the Board of directors of the Company, except in connection with the election or nomination of directors approved by a vote of at least a majority of the directors then comprising the incumbent board of directors of the Company.

    For any benefits to be earned, a change in control must occur and the executive's employment must be terminated within two years following the change in control, either by the Company without cause or the executive for good reason (often called a "double trigger"). The plan does not provide tax gross-ups. Payments and benefits to the executive will be reduced to the extent necessary to result in the executive's retaining a larger after-tax amount, taking into account the income, excise and other taxes imposed on the payments and benefits. For additional information, see "Potential Payments Upon Termination or Change in Control". Benefits provided under the program include (i) a lump sum cash payment equal to one times the sum of the executive's base salary and the average of the prior three years' annual Incentive Bonus and (ii) a lump sum cash payment equal to the pro-rated portion of the executive's average of the prior three years' annual Incentive Bonus for the year of termination. The Change in Control Severance Plan includes non-solicitation, non-disparagement and confidentiality provisions and waivers of customary claims.

Executive Perquisites/Other Personal Benefits

                We offer a very limited amount of perquisites and other personal benefits to our named executive officers. The Compensation Committee believes that these perquisites are reasonable and consistent with prevailing market practice and the Company's overall compensation program. Perquisites are not a material part of our compensation program. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to our NEOs. In 2015, with the exception of Mr. Kathwari, the NEOs did not receive any perquisites. Mr. Kathwari received: (1) access to and use of Company cars (including driver, gas, registration, title, insurance and maintenance) and a club membership; (2) reimbursement of life insurance premiums up to $50,000; (3) a retirement contract (described below); (4) dividends and interest on a long-standing restricted stock book account established pursuant to his previous employment agreements; and (5) dividend equivalent payments on stock units awarded pursuant to a prior employment agreement. Mr. Kathwari's use of the Company car and club membership are as a convenience to the Company and are for business purposes. See footnote 7 to the "Summary Compensation Table".

Deductibility Cap on Executive Compensation

                Section 162(m) of the Internal Revenue Code (the "Code") limits deductibility of annual compensation in excess of $1 million paid to the Company's Principal Executive Officer and to each of its next three most highly compensated executive officers (other than the Principal Financial Officer) (for these purposes, the "Named Executives"). However, compensation is exempt from this limit if it qualifies as "performance-based compensation." As part of its role, the Compensation Committee considers the anticipated tax treatment to us and the executive officers in its review and establishment of compensation programs and payments. In general, the Compensation Committee believes that it is in our best interest to receive maximum tax deductions for compensation paid to the Named Executives. In general, we intend to pay performance-based compensation, including equity compensation, in a manner that preserves our ability to deduct the amounts paid to executive officers, although to maintain flexibility in compensating Named Executives in a manner designed to promote varying corporate goals, the Compensation Committee may award compensation that is not fully deductible when it deems such award to be in the best interest of the Company.

                In 2015, the Company submitted an amended and restated Stock Incentive Plan to stockholders, to allow awards thereunder to qualify under the "performance-based compensation" requirements, which was approved by stockholders. The Company also submitted the incentive performance bonus provisions of the 2015 Employment Agreement to its stockholders who agreed to have the annual incentive bonuses granted under the 2015 Employment Agreement comply with the "performance-based compensation" requirements under Section 162(m) of the Code.

                The 2015 Employment Agreement is intended to permit the Company to pay incentive compensation which qualifies as "performance-based compensation", thereby permitting the Company to receive a federal income tax deduction for the payment of such incentive compensation. If the Compensation Committee or Board of Directors makes a discretionary incentive compensation payment in the case of extraordinary economic circumstances under the 2015 Employment Agreement, such discretionary incentive compensation payment will not be tax-deductible under Section 162(m) of the Code.

Certain Conclusions as to Compensation

                The Compensation Committee believes that long-term stockholder value is enhanced by corporate and individual performance achievements. Through the plans and practices described above, a meaningful portion of the Company's executive compensation is based on competitive pay practices, as well as corporate and individual performance. The Compensation Committee believes equity compensation, in the form of stock options, restricted stock and stock units is vital to the long-term success of the Company. The Compensation Committee remains committed to this policy, recognizing that the competitive market for talented executives and the cyclical nature of the Company's business may result in highly variable compensation for a particular time period.

EXECUTIVE COMPENSATION

                The following table sets forth compensation concerning the compensation for services rendered to us during the years indicated by our Principal Executive Officer, Principal Financial Officer and the three next most highly compensated executive officers (the "Named Executive Officers").

2016 Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus (1)	Stock awards (2)	Option awards (3)	Non-Equity Incentive Plan Compensation (4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (5)	All other compensation (6)		Total

M. Farooq Kathwari,	2016	$1,150,050	$—	$1,557,400	$—	$1,700,000	$—	$53,880	(7)	$4,461,330
Chairman of the Board,	2015	1,150,050	—	—	—	1,800,000	5,014	53,716	(7)	3,008,780
President and Principal	2014	1,150,050	—	—	—	1,800,000	4,884	53,684	(7)	3,008,618
Executive Officer

Corey Whitely,	2016	472,917	30,000	92,167	—	152,950		2,141		750,175
Executive Vice President,	2015	426,923	150,000	—	114,191	—		1,977		693,091
Administration, Principal	2014	386,539	100,500	—	132,067	49,500		1,945		670,551
Financial Officer

Daniel M. Grow	2016	291,667	—	73,658	—	93,380		2,141		460,846
Senior Vice President,	2015	263,269	70,000	—	68,515	—		1,977		403,761
Business Development

Tracy Paccione,	2016	322,917	—	73,658	—	104,650		2,141		503,366
Vice President,	2015	300,000	85,000	—	114,191	—		1,977		501,168
Merchandising	2014	286,538	48,700	—	55,028	36,300		1,945		428,511

Clifford Thorn	2016	276,667	—	53,827	—	88,550		2,141		421,185
Vice President,
Uphostery Manufacturing

  (1)
  For Named Executive Officers other than Mr. Kathwari, amounts shown represent Annual Cash Bonus under the 2016 Incentive Award program described in the "Incentive Awards—Annual Cash Bonus and Annual Non-Equity Incentive Plan Compensation" section.
  (2)
  Stock awards represent aggregate fair values of performance stock units as of each grant date, computed in accordance with Accounting Standards Codification Topic 718. For financial statement reporting purposes, these fair values are charged to expense over the vesting period, which is generally two to three years for stock unit awards. The actual values that employees may realize if any, will not be known until the vesting date and could differ significantly. See footnote 10 to the Company's Form 10-K for fiscal year ended June 30, 2016 for assumptions in the valuation.

  (3)
  No option awards were granted in fiscal 2016. The amounts shown for option awards represent aggregate fair values as of each grant date, computed in accordance with Accounting Standards Codification Topic 718. For financial statement reporting purposes, these fair values are charged to expense over the vesting period, which is generally three to five years for option grants. The actual values that employees may realize if any, will not be known until the vesting date and could differ significantly. See footnote 10 to the Company's Form 10-K for fiscal year ended June 30, 2016 for assumptions in the valuation.
  (4)
  Includes incentive compensation for fiscal years 2016, 2015 and 2014, respectively, determined in accordance with the bonus formula and achievement of goals as described in the "Compensation Discussion and Analysis" section for Mr. Kathwari. For each NEO other than Mr. Kathwari, includes Non-Equity Incentive Plan Compensation under the 2016 Incentive Award program described in the "Incentive Awards—Annual Cash Bonus and Annual Non-Equity Incentive Plan Compensation" section.
  (5)
  Includes the change in value of Mr. Kathwari's retirement contract. There was a decrease in the value of the contract of $14,654 for fiscal 2016, and this decrease is not included in the sum of total compensation for fiscal 2016.
  (6)
  Amounts shown represent contributions by the Company pursuant to the Ethan Allen Retirement Savings Plan for each Named Executive Officer other than Mr. Kathwari for fiscal years 2016, 2015 and 2014.
  (7)
  The following is a detailed table outlining the components of Mr. Kathwari's "All Other Compensation" for fiscal years ended June 30, 2016, 2015 and 2014. Amounts reflected represent actual amounts charged to the Company's operations during each fiscal year.

	2016	2015	2014

Life insurance premiums	$46,739	$46,739	$46,739

401(k) - Company match	$1,300	$1,300	$1,300

Personal service of Company staff	$5,000	$5,000	$5,000

Profit sharing contribution	$841	$677	$645

Total	$53,880	$53,716	$53,684

  In addition, there were other incremental costs incurred by the Company during fiscal 2016 for: (i) a Company car ($79,921); and (ii) a club membership ($5,210); and (iii) access to charter air services (none in fiscal 2016) all of which were used solely for business purposes. It is Mr. Kathwari's practice to reimburse the Company for any incremental costs relating to his personal use of the club membership. In connection with Mr. Kathwari's nonqualified deferred compensation plans he also received dividends on stock units and dividend equivalent payments and interest on a dividend book account which are not included in this table. (See also "Nonqualified Deferred Compensation" and "Executive Perquisites/Other Personal Benefits" below.)

Bonus

                As discussed in the "Compensation Discussion and Analysis" section, the Compensation Committee considers the bonuses payable to the NEOs other than the Chief Executive Officer to be discretionary bonuses.

Non-Equity Incentive Plan Compensation

                As discussed in the "Compensation Discussion and Analysis" section, the Compensation Committee considers the non-equity incentive plan compensation payable annually to the NEOs to be performance-based bonuses.

Equity Incentives

              Stock Units and Restricted Stock.    We award stock units and restricted stock to align the NEOs with long-term stockholder value and to provide competitive pay packages that serve to attract and retain qualified executives.

                In fiscal 2016, the Company awarded 10,800 stock units with performance-based and time-based criteria to NEOs, other than Mr. Kathwari, pursuant to the Stock Incentive Plan. See Note 10 to "Notes to Consolidated Financial Statements" in the Company's Annual Report on Form 10-K for the year ended June 30, 2016 for additional information about share-based compensation. The actual number of performance stock units granted to each NEO in the year ended June 30, 2016 is disclosed in the "Grants of Plan-Based Awards" table below. See "Outstanding Equity Award at Fiscal Year-End" table and the footnotes thereto.

                The accounting cost of restricted stock and performance stock unit awards, for which the exercise price is zero, is calculated based on the closing price of a single share of Common Stock on the date of the award for awards with no performance or market conditions. See Note 10 to "Notes to Consolidated Financial Statements" in the Company's Annual Report on Form 10-K for the year ended June 30, 2016 for additional information about share-based compensation. The Company has registered the issuance of the previously granted shares. Dividends are not payable on previously granted shares of unvested restricted stock; however Mr. Kathwari receives dividend-equivalent payments.

2016 Grants of Plan Based Awards

		Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards			Grant Date Fair Value of

Name	Grant Date	Threshhold ($)	Target ($)	Maximum ($)	Threshhold (#)	Target (#)	Maximum (#)	Stock and Option Awards

M. Farooq Kathwari	7/1/2015	$375,000	$750,000	$1,700,000

M. Farooq Kathwari	7/1/2015				32,500	65,000	81,250	$1,557,400

Corey Whitely,	7/1/2015	$66,500	$133,000	$199,500

Corey Whitely,	4/19/2016				1,850	3,700	3,700	$92,167

Daniel M. Grow	7/1/2015	$40,600	$81,200	$121,800

Daniel M. Grow	4/19/2016				1,300	2,600	2,600	$73,658

Tracy Paccione,	7/1/2015	$45,500	$91,000	$136,500

Tracy Paccione,	4/19/2016				1,300	2,600	2,600	$73,658

Clifford Thorn	7/1/2015	$38,500	$77,000	$115,500

Clifford Thorn	4/19/2016				950	1,900	1,900	$53,827

                The Non-Equity Incentive Plan award payable to Mr. Kathwari is the incentive compensation described in the 2015 Employment Agreement, which is described more fully in the "Compensation Discussion and Analysis" above. Mr. Kathwari is entitled to an incentive bonus based on the Company's adjusted operating income. The goals and objectives applicable to the Incentive Plan awards for NEOs other than Mr. Kathwari are described in detail under "Compensation Committee Approval of Named Executive Officer Compensation for 2016" in the "Compensation Discussion and Analysis".

                See "Compensation Discussion and Analysis" for an explanation of the base salary and bonus in proportion to total compensation payable to the NEOs, and "Outstanding Equity Awards at Fiscal Year-End" and the footnotes thereto for additional information regarding expirations and vesting of grants listed above.

Outstanding Equity Awards at 2016 Fiscal Year-End

		Option Awards					Stock Awards

									Equity Incentive Plan
		Number of securities underlying					Shares or Units of Stock That		Awards: Unearned Shares,
		unexercised options					Have Not Vested		Units or Other Rights That

									Have Not Vested

	Notes	(#) Exerciseable	(#) Unexerciseable	Equity incentive plan awards: unearned (#)	Option exercise price ($)	Option expiration date	Number (#)	Market value ($)	Number (#)	Market or Payout Value ($)

M. Farooq Kathwari	(1)	—	—	—	—	—	—	—	81,250	2,684,500

	(2)	—	—	—	—	—	126,000	4,163,040	—	—

		150,000	—	—	34.03	10/10/2017	—	—	—	—

		90,000	—	—	24.62	7/1/2018	—	—	—	—

		40,000	—	—	15.93	11/11/2018	—	—	—	—

		120,000	—	—	13.61	10/1/2021	—	—

Corey Whitely	(3)	—	—	—	—	—	—	—	3,700	122,248

		2,000	—	—	36.71	6/4/2017	—	—	—	—

		2,000	—	—	25.71	6/20/2018	—	—	—	—

		3,000	—	—	17.60	11/5/2018	—	—	—	—

		10,000	—	—	11.74	11/12/2019	—	—	—	—

		6,000	—	—	19.07	7/26/2021	—	—	—	—

	(4)	5,250	1,750	—	20.63	7/31/2022	—	—	—	—

	(6)	—	12,000	—	25.24	1/31/2024	—	—	—	—

	(7)	—	3,333	6,667	26.19	6/15/2025	—	—

Daniel M. Grow	(3)	—	—	—	—	—	—	—	2,600	85,904

		1,500	—	—	11.74	11/12/2019	—	—	—	—

		1,500	—	—	19.07	7/26/2021	—	—	—	—

	(4)	750	250	—	20.63	7/31/2022	—	—	—	—

	(5)	1,125	375	—	28.67	2/8/2023	—	—	—	—

	(6)	—	5,000	—	25.24	1/31/2024	—	—	—	—

	(7)	—	2,000	4,000	26.19	6/15/2025	—	—

Tracy Paccione	(3)	—	—	—	—	—	—	—	2,600	85,904

		1,500	—	—	36.71	6/4/2017	—	—	—	—

		500	—	—	25.71	6/20/2018	—	—	—	—

		500	—	—	17.60	11/5/2018	—	—	—	—

		2,500	—	—	11.74	11/12/2019	—	—	—	—

		3,000	—	—	19.07	7/26/2021	—	—	—	—

	(4)	2,250	750	—	20.63	7/31/2022	—	—	—	—

	(6)	—	5,000	—	25.24	1/31/2024	—	—	—	—

	(7)	—	3,333	6,667	26.19	6/15/2025	—	—

Clifford Thorn	(3)	—	—	—	—	—	—	—	1,900	62,776

		750	—	—	36.71	6/4/2017	—	—	—	—

		700	—	—	25.71	6/20/2018	—	—	—	—

		625	—	—	11.74	11/12/2019	—	—	—	—

		2,500	—	—	19.07	7/26/2021	—	—	—	—

	(4)	1,125	375	—	20.63	7/31/2022	—	—	—	—

	(6)	—	5,000	—	25.24	1/31/2024	—	—	—	—

	(7)	—	1,333	2,667	26.19	6/15/2025	—	—	—	—

(1)
The vesting of performance stock units granted effective July 1, 2015 depends upon attainment of performance requirements where the Adjusted Operating Income cumulatively reflects either a two or three year growth rate objective when compared to the immediately prior fiscal years. Any stock units that have performance vested by June 30, 2017 will time vest on June 30, 2017. Any remaining stock units that have not performance vested by June 30,2017 may performance vest on June 30, 2018 and time vest on June 30, 2018. The number of shares included for purposes of the Outstanding Equity Awards at 2016 Fiscal Year-End table assumes payout at the maximum level, and the market or payout value was calculated at the closing market price at June 30, 2016 of $33.04.
(2)
The shares of stock units granted between 1997 and 2002 have vested and the deferral period will end upon Mr. Kathwari's termination of employment for any reason.
(3)
The vesting of performance stock units granted on April 19, 2016 depend upon attainment of performance requirements where the Adjusted Operating Income cumulatively reflects either a two or three year growth rate objective when compared to the immediately prior fiscal years. Any stock units that have performance vested by June 30, 2018 will time vest on April 19, 2019. The number of shares included for purposes of the Outstanding Equity Awards at 2016 Fiscal Year-End table assumes payout at the maximum level, and the market or payout value was calculated at the closing market price at June 30, 2016 of $33.04.
(4)
The options vest on July 31, 2016.
(5)
The options vest on February 8, 2017.

(6)
The performance options granted on January 31, 2014 met the performance conditions on June 30, 2016, and will time vest ratably in three equal tranches over fiscal years ended June 30, 2017, 2018 and 2019.
(7)
The performance options granted on June 15, 2015 depend upon attainment of performance requirements where the Adjusted Operating Income cumulatively reflects either a two or three year growth rate objective when compared to the immediately prior fiscal years. Any performance options that have performance vested by June 30, 2017 will time vest ratably in three equal tranches over fiscal years ended June 30, 2018, 2019 and 2020.

                The following table sets forth certain information regarding vested stock awards during fiscal year 2016 for NEOs.

Option Exercises and Stock Vested in 2016

Stock Awards

	Number of shares acquired on vesting (#)	Value realized on vesting ($)

M. Farooq Kathwari	21,000	693,840

Corey Whitely	-	-

Daniel M. Grow	-	-

Tracy Paccione	-	-

Clifford Thorn	-	-

                The NEOs are eligible to participate in the same retirement benefit program we offer to all employees at the corporate level. Our current program is a 401(k) plan with a Company-provided match. In addition, Mr. Kathwari is entitled to retirement benefits under an agreement dated September 26, 1983. Pursuant to the terms of the agreement, the Company is required to make monthly retirement payments of a maximum of $1,875 per month, commencing on the month in which his employment with the Company terminates, and shall be paid until the earlier to occur of (i) 120 monthly payments or (ii) the death of Mr. Kathwari. Such retirement payment is subject to cost of living adjustments. In the event Mr. Kathwari shall die before receiving all retirement payments Mr. Kathwari's widow shall be entitled to reduced retirement payments equal to one-half of the retirement payment amount until the earlier to occur of (a) her death or (b) the cumulative payment of 120 monthly payments to Mr. Kathwari and/or his widow.

2016 Nonqualified Deferred Compensation

                The Company maintains three nonqualified deferred compensation plans for Mr. Kathwari. (1) The dividend book account holds dividends and accrued interest payable from a restricted stock book account established pursuant to his previous employment agreements. As of each dividend record date for the Common Stock occurring on or after the date of any grant made pursuant to his previous employment agreements, of shares of restricted stock, but prior to the date such shares became vested or forfeited, an account established by the Company for the benefit of Mr. Kathwari was credited with an amount equal to the dividends which would have otherwise been paid with respect to the shares. Amounts credited to the account are credited with interest at the rate of 5% per year until distribution. Mr. Kathwari is fully vested in all amounts credited to the account, which will be distributed to him in cash as soon as practicable after the termination of his employment. (2) The Stock Unit account holds 126,000 stock units issued in connection with Mr. Kathwari's 1997 employment agreement and for which payment has been deferred until termination of employment. Dividends are paid in cash to Mr. Kathwari on these stock units. (3) The retirement contract account entitles Mr. Kathwari to benefits under an agreement dated September 26, 1983 pursuant to which, the Company is required to make monthly retirement payments of a maximum of $1,875 per month, commencing on the month in which his employment with the Company terminates, and shall be paid until the earlier to occur of (i) 120 monthly payments or (ii) the death of Mr. Kathwari. Such retirement payment is subject to cost of living adjustments. In the event Mr. Kathwari shall die before receiving all retirement payments Mr. Kathwari's widow shall be entitled to reduced retirement payments equal to one-half of the retirement payment amount until the earlier to occur of (a) her death or (b) the cumulative payment of 120 monthly payments to Mr. Kathwari and/or his widow.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY(1) ($)	Aggregate Earnings in Last FY(1)(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(3) ($)

M. Farooq Kathwari
Dividend book account	$—	$—	$39,823	$—	$562,643
Retirement Contract	—	—	(14,654)	—	177,719
Stock Units	—	—	74,340	(74,340)	4,163,040

(1)
None of the registrant contributions and aggregate earnings during fiscal 2016 are included in the executive compensation table. The dividend book account earned dividends on unvested restricted stock, and 5% interest. The retirement contract change in value was excluded from the executive compensation table because it was negative. The Stock Unit account paid quarterly cash dividends on the stock units held in the account.

(2)
The aggregate amount previously reported as compensation to Mr. Kathwari in the Summary Compensation Table for all previous years was $1,520,245.
(3)
The deferred account balances are distributed in full upon separation of employment, except for retirement contract payments, which would be paid over 120 months.

The Ethan Allen Retirement Savings Plan

                The Company maintains the Ethan Allen Retirement Savings Plan, which is effective as of July 1, 1994 (the "Retirement Plan"). The Retirement Plan covers all employees, including the NEOs, who have completed at least three months of service.

                The 401(k) portion of the Retirement Plan allows participants to defer up to 100% of their compensation, subject to certain statutory limitations. In fiscal 2015, the Company made matching contributions with a maximum contribution of $1,300 per participant. Matching contributions were made dollar for dollar on the first $500 of a participant's before tax contribution and $0.50 on the next $1,600 of a participant's before tax contributions. Participant contributions and employer matching contributions are immediately and fully vested. The Retirement Plan also allows for a profit sharing contribution made by the Company to be distributed to participants. The Company made a $400,000 profit sharing contribution to the Retirement Plan in fiscal 2016.

                Investment options currently offered under the Retirement Plan include the Company's Common Stock. Participants direct the investment of their accounts under the Retirement Plan and may choose from some or all of the investment options designated by the Retirement Committee from time to time.

Change in Control

                As of the end of fiscal year 2016 we maintained a change in control provision with the Chief Executive Officer as set forth in the 2015 Employment Agreement. We also have change in control provisions with all our NEOs as set forth in restricted stock and stock option agreements. The specific rights of Mr. Kathwari if his employment is terminated by the Company within two years following certain changes in control are described under "2015 Employment Agreement" above. Other officers, as determined by the Compensation Committee, including the NEOs other than Mr. Kathwari, participate in the Change in Control Severance Plan.

                Potential payments under the plans and agreements are reflected in the table that follows under Potential Payments upon Termination or Change in Control. The treatment of benefits under each plan or agreement on termination or change in control is detailed in the footnotes to the table.

Potential Payments upon Termination or Change in Control

                The amount of compensation which would have been payable to the NEOs upon termination of employment, assuming a June 30, 2016 termination date, and for purposes of the last column, a change in control as of the same date, is listed in the following table. A termination of employment is a requirement for the acceleration of stock option grants and restricted stock awards upon a change in control. Under the 2015 Stock Incentive Plan the compensation committee, may, in its discretion, notwithstanding the grant or award agreement, upon termination without cause, fully vest any and all Ethan Allen common stock awarded pursuant to a restricted stock award or stock option grant, unless the award was granted to a "covered employee" (as defined in the applicable Treasury Regulations) and the award was designed to meet the exception for performance-based compensation under Section 162(m) of the Code. The chief financial officer, Mr. Whitely, is not included as a "covered employee" under the applicable Treasury Regulations. Mr. Kathwari's restricted stock awards are governed by his employment agreement and no assumption is made regarding compensation committee action fully vesting those awards. The amount shown assumes the compensation committee fully vested any and all time-based restricted stock awards and stock option grants and Mr. Whitely's performance-based restricted stock grants under the 2015 Stock Incentive Plan.

                If Mr. Kathwari's employment is terminated for any reason, including death, disability or change in control, the value of nonqualified deferred compensation plan accounts would be become immediately payable in accordance with the term of those agreements. See "Nonqualified Deferred Compensation" table for more information on those plans.

2016 Potential Payments upon Termination or Change in Control

	For Cause	Voluntary Termination/ Non-renewal/ Retirement	Without Cause/ Good Reason/ Termination	Death or Disability	Change in Control (10)

M. Farooq Kathwari
Salary continuation (1)	$ —	$ —	$ 2,300,100	$ 1,150,050	$ 2,300,100
Bonus (2)	—	2,000,000	2,000,000	2,000,000	2,000,000
Life & disability payments (3)	—	—	100,000	50,000	50,000
Stock options (4)	—	—	—	—	—
Performance unit awards (5)	—	2,684,500	—	2,684,500	2,147,600
Health and welfare payments (6)	—	31,837	31,837	—	31,837
Corey Whitely
Salary (7)					475,000
Bonus (8)					160,983
Stock options and stock units (9)	—	—	138,149	138,149	138,149
Daniel M. Grow
Salary (7)					300,000
Bonus (8)					77,793
Stock options and stock units (9)	—	—	57,441	57,441	57,441
Tracy Paccione
Salary (7)					325,000
Bonus (8)					91,550
Stock options and stock units (9)	—	—	71,139	71,139	71,139
Clifford Thorn
Salary (7)					325,000
Bonus (8)					72,850
Stock options stock units (9)	—	—	52,785	52,785	52,785

(1)
Under the 2015 Employment Agreement, if his employment is terminated other than for cause, Mr. Kathwari is entitled to salary continuation through June 30, 2018, or in the event of death or disability, through June 30, 2017. The amount disclosed is the total undiscounted amount of future payments.
(2)
Under the 2015 Employment Agreement, if his employment is terminated other than for cause, Mr. Kathwari would receive a prorated bonus entitlement from the beginning of the fiscal year through the termination date. Mr. Kathwari received a bonus payment for fiscal 2016 of $1.7 million. However, if Mr. Kathwari's employment is terminated by the Company without cause or by Mr. Kathwari for good reason (as defined in the 2015 Employment Agreement), Mr. Kathwari would be entitled to a lump sum payment, within 75 days following termination of employment, equal to the lesser of (i) the sum of his two (2) largest bonuses or (ii) $2.0 million.
(3)
Under the 2015 Employment Agreement, if his employment is terminated without cause, the Company would continue to pay life and disability insurance payments for two years post-termination, i.e., through June 30, 2018, or in the event of death, disability, or change in control, through June 30, 2017. The amount disclosed is the total undiscounted amount of future payments.
(4)
Equity awards that were fully vested by their terms as of June 30, 2016 are not included in the table above. For information on any outstanding stock option awards, including those that are fully vested and unexercised as of June 30, 2016, see the "Outstanding Equity Awards at Fiscal Year-End" table. At June 30, 2016, all of Mr. Kathwari's options were fully vested.
(5)
For information on any outstanding performance unit awards, see the "Outstanding Equity Awards at Fiscal Year-End" table. If terminated due to retirement, death or disability, 81,250 shares would remain outstanding and be subject to vesting and earning in accordance with the 2015 Employment Agreement. In the event of a change in control, 65,000 shares would vest immediately. The closing market price at June 30, 2016 was used to value the shares.
(6)
If Mr. Kathwari's employment is terminated other than for cause, Mr. Kathwari is entitled to health and welfare benefits for a period of 24 months following the termination of his employment. The Company's estimated cost for medical and dental insurance was used to value the benefit.
(7)
The Change in Control Severance Plan for officers of the Company other than Mr. Kathwari provides for a lump sum payment equivalent to 12 months' salary in the event of a change in control.
(8)
The Change in Control Severance Plan for officers of the Company other than Mr. Kathwari provides for a lump sum payment equivalent to the average of the last three fiscal years bonus in the event of a change in control.
(9)
Equity awards that were fully vested by their terms as of June 30, 2016 are not included in the table above. For information on any outstanding stock option and stock unit awards, including those that are fully vested and unexercised as of June 30, 2016, see the "Outstanding Equity Awards at Fiscal Year-End" table. Amounts reflect the excess of the exercise price of the option and the closing market price of $33.04 as of June 30, 2016, over the exercise price, which reflects the value that would have been recognized upon immediate vesting upon termination without cause or for good reason, death or disability, or due to a change in control.
(10)
Amounts reflect termination by Company without cause, or resignation by executive with good reason, in connection with a Change in Control.

                For purposes of better understanding the foregoing, certain terms are summarized below:

  •
  Generally, a "change in control" means (i) any liquidation or the sale of substantially all of the assets of the Company and Ethan Allen Global, Inc. taken as a whole, or (ii) any merger, or (iii) any person becoming a beneficial owner of more than 50% of the then-outstanding voting stock of the Company or Ethan Allen Global, Inc.; or (iv) the Company's incumbent directors cease to constitute at least a majority of the Board of directors of the Company, except in connection with the election or nomination of directors approved by a vote of at least a majority of the directors then comprising the incumbent board of directors of the Company.

  •
  Generally with respect to Mr. Kathwari, "Good Reason" means and shall be deemed to exist if, without Mr. Kathwari's consent: (a) he is assigned any duties or responsibilities materially inconsistent with his titles or positions; (b) his duties, responsibilities or effective authority is reduced; (c) he is not appointed to, or is removed from, his offices or positions (including as a director and Chairman of the Board of Directors and of Ethan Allen Global, Inc.; (d) the Company breaches any material term or provision of the 2015 Employment Agreement or fails to have the agreement assumed by a successor; (e) his compensation is decreased; (f) his office location is changed more than 50 miles from its location in Danbury, Connecticut; (g) the Company attempts to terminate his employment for cause when cause does not exist; or (h) a change in control occurs (under certain conditions).
  •
  Generally, "cause" means (a) the conviction of a felony or (b) gross neglect or gross misconduct resulting, in either case, in material economic harm to the Company, a subsidiary and/or affiliate in carrying out his duties that remains uncured.

Equity Compensation Plan Information

                The following table sets forth certain information regarding our equity compensation plans as of June 30, 2016.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrant and rights	Weighted Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)

Equity compensation plans approved by security holders (1)	1,125,123	$19.41	1,341,207

Equity compensation plans not approved by security holders (2)	-	-	-

Total	1,125,123	$19.41	1,341,207

(1)
Amount includes stock options outstanding under our Option Plan as well as unvested shares of restricted stock and vested stock units which have been provided for under the provisions of the Option Plan. See Note 10 to our Consolidated Financial Statements included under Item 8 of the Annual Report on Form 10-K for the year ended June 30, 2016 for a discussion of share-based compensation.
(2)
As of June 30, 2016, we did not maintain any equity compensation plans that have not been approved by our stockholders.

Compensation and Risk

                Our Compensation Committee regularly conducts risk assessments to determine the extent, if any, to which our compensation practices and programs may create incentives for excessive risk taking. Based on these reviews, we believe that for the substantial majority of our employees the incentive for risk taking is low, because their compensation consists largely of fixed cash salary and a cash bonus that has a capped payout. Furthermore, the majority of these employees do not have the authority to take action on our behalf that could expose us to significant business risks.

                In 2015, as part of its assessment, the Compensation Committee reviewed the cash and equity incentive programs for senior executives and concluded that certain aspects of the programs actually reduce the likelihood of excessive risk taking. These aspects include the use of long-term equity awards to create incentives for senior executives to work for long-term growth of the Company, including limited claw-back provisions limiting the incentive to take excessive risk for short-term gains, imposing caps on cash bonuses, requiring compliance with our Code of Business Conduct and Ethics and giving the Compensation Committee the power to reduce discretionary bonuses.

                For these reasons, we do not believe that our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on us.

PROPOSAL 7: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                The Audit Committee selects and hires our independent registered public accounting firm and has appointed KPMG as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2017. KPMG was the independent registered public accounting firm for the Company for the fiscal year ended June 30, 2016. Representatives of KPMG will be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions. We are asking you to ratify the appointment of KPMG as our independent registered public accounting firm.

                Although ratification is not required by our By-Laws, the Board of Directors is submitting the appointment of KPMG to you for ratification as a matter of good corporate practice. If the Audit Committee's appointment is not ratified, it will reconsider the appointment, if appropriate. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of the Company and our stockholders.

                The affirmative vote of the holders of the majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to ratify the appointment of KPMG as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2017.

The Board Of Directors unanimously recommends a vote FOR the ratification of the appointment of KPMG as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2017.

AUDIT COMMITTEE REPORT

                The Audit Committee assists the Board of Directors in fulfilling its oversight responsibility relating to the Company's financial statements and the financial reporting process, the system of internal accounting and financial controls, the internal audit function, and the annual independent audit of the Company's financial statements. However, management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. The Company's independent registered public accounting firm, KPMG, has the primary responsibility to independently audit the Company's financial statements and its internal controls in accordance with the auditing standards of the Public Company Accounting Oversight Board. The duties of the Audit Committee include, but are not limited to:

  •
  appointing and reviewing the performance of the Company's independent registered public accounting firm;

  •
  assessing the scope and structure of the Company's internal audit function;

  •
  reviewing the scope of audits to be conducted, as well as the results thereof;

  •
  pre-approving audit and permitted non-audit services provided to the Company by the independent registered public accounting firm; and

  •
  reviewing with management and the registered public accountants the Company's quarterly financial filings prior to the filing of its Quarterly Reports on Form 10-Q and the Company's Annual Report on Form 10-K.

                In accordance with SEC regulations, the Audit Committee has approved an Audit Committee Charter describing the responsibilities of the Audit Committee. The Board of Directors has concluded that each member of the Audit Committee is independent within the meaning of the listing standards of the NYSE and the SEC, including the additional independence requirements applicable to audit committee members. See "Corporate Governance". The Board of Directors has determined that all Audit Committee members, as required by SEC regulations and NYSE rules, are financially literate with accounting or related finance management expertise, as interpreted by the Board of Directors. The Board of Directors has determined that each member of the Audit Committee is an "audit committee financial expert" as defined under Item 407(d)(5)(ii) of SEC Regulation S-K and independent as contemplated by Rule 10A-3 of the Exchange Act.

                In fulfilling its oversight responsibilities, the Audit Committee reviewed, with management and KPMG, the audited financial statements contained within the Annual Report on Form 10-K, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures contained in those financial statements. In addition, in compliance with the Sarbanes-Oxley Act of 2002, the Audit Committee reviewed with management and KPMG, the Company's independent registered public accounting firm, the results of management's assessment of the effectiveness of the Company's system of internal control over financial reporting as of June 30, 2016 and KPMG's audit of internal control over financial reporting as of June 30, 2016.

                The Audit Committee reviewed with KPMG, who is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgment(s) as to the quality, not just the acceptability, of the Company's accounting principles. The Audit Committee also reviewed such other matters as are required to be discussed under applicable auditing standards of the Public Company Accounting Oversight Board (United States) (the "PCAOB"). The Audit Committee has received and reviewed with KPMG the written disclosures and letter regarding their independence required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence. The Audit Committee also discussed with KPMG their independence from management and the Company, and considered whether the non-audit services provided by KPMG to the Company are compatible with maintaining KPMG's independence.

                The Company also has an internal audit department that reports to the Audit Committee. The Audit Committee reviews and approves the internal audit plan once a year and receives updates of internal audit results throughout the year. The Audit Committee discussed with the Company's internal auditors and KPMG the overall scope and plans for their respective audits. The Audit Committee met with the internal auditors and KPMG to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

                The Audit Committee discussed with the Company's internal auditors and KPMG the overall scope and plans for their respective audits. The Audit Committee met independently with the internal auditors and KPMG, with and without management present, to discuss the results of their examinations, their evaluations of the Company's system of internal control and the overall quality of the Company's financial reporting practices, which included, but were not limited to, the review of the quarterly Form 10-Q filings and annual Form 10-K filing.

                In reliance on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements for the year ended June 30, 2016 be included in the Company's Annual Report on Form 10-K for the fiscal year then ended. The Audit Committee has selected KPMG LLP as our independent registered public accounting firm and has asked the stockholders to ratify the selection.

CLINTON A. CLARK, CHAIR JAMES B. CARLSON DOMENICK J. ESPOSITO JAMES W. SCHMOTTER

                The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Report of the Audit Committee by reference therein.

Audit Fees

                The following table represents a summary of professional fees paid to KPMG for services rendered in connection with: (i) the audit for the Company's annual financial statements for the fiscal years ended June 30, 2016 and 2015; and (ii) other matters.

	2016	2015

Audit fees (1)	1,350,000	1,285,942

Audit-related fees (2)	9,500	44,000

Tax fees (3)	12,884	8,874

All other fees (4)	—	—

Total fees	1,372,384	1,338,817

  (1)
  In the above table, in accordance with the SEC's definitions and rules, "audit fees" are fees that the Company paid to KPMG for the audit of the Company's annual financial statements included in the Form 10-K and review of the Company's interim financial statements included in the Forms 10-Q; for the attestation of management's report on the effectiveness of the Company's internal control over financial reporting, as required by Section 404 of SOX; and for services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements.
  (2)
  "Audit-related fees" includes fees for services related to the performance of the annual audit of the Retirement Plan and for services related to other filings with the SEC.
  (3)
  "Tax fees" consist of fees incurred in connection with tax compliance, tax advice and tax planning services.
  (4)
  "All other fees" represents fees for products and services rendered other than the services included in notes (1)-(3) above.

                The Audit Committee has determined that the provision of tax and other services by the independent registered public accounting firm is compatible with maintaining their independence.

Audit and Non-Audit Engagement Pre-Approval Policy

                To help assure the independence of the Company's independent registered public accounting firm, the Audit Committee has established a policy whereby all audit and non-audit engagements proposed to be performed by the independent registered public accounting firm must be approved in advance by the Chair of the Audit Committee or, in the Chair's discretion or in the case that any such engagement is more than $10,000, the entire Audit Committee. All of the service provided to us by KPMG for which we paid Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees, as shown in the table above, were approved by the Audit Committee in accordance with this pre-approval policy.

OTHER MATTERS

Proxy Solicitation Expense

                The expense of the proxy solicitation will be paid by the Company. In addition to the solicitation of proxies by use of the mail, solicitation also may be made by telephone, telegraph or personal interview by directors, officers and regular employees of the Company, none of whom will receive additional compensation for any such solicitation. The Company has engaged Georgeson LLC ("Georgeson") located at 1290 Avenue of the Americas, New York, New York 10104, a professional proxy solicitation firm, to provide customary solicitation services for a fee of $7,500 plus out-of-pocket expenses. The Company does not anticipate that the costs and expenses incurred in connection with this proxy solicitation will exceed those normally expended for a proxy solicitation for those matters to be voted on at the Annual Meeting.

Stockholder Proposals for 2017 Annual Meeting of Stockholders

                Nominations of persons for election to the Board of Directors along with stockholder proposals may be made at any annual meeting of stockholders by any stockholder of the Company: (i) who is a stockholder of record on the date of the giving of the notice and on the Record Date, and (ii) who complies with the notice procedures.

                For the nomination or proposal to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Corporate Secretary of the Company.

                Pursuant to our by-laws and applicable SEC rules and regulations, in order for any business not included in the proxy statement for the 2017 Annual Meeting of Stockholders to be brought before the meeting by a stockholder entitled to vote at the meeting, the stockholder must give timely written notice of that business to our Corporate Secretary. To be timely, a stockholder's notice to the Corporate Secretary must be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the date of the annual meeting; provided, however, that in the event that less than seventy (70) days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs 1. The notice must contain the information required by our by-laws. The foregoing by-law provisions do not affect a stockholder's ability to request inclusion of a proposal in our proxy statement within the procedures and deadlines set forth in Rule 14a-8 of the SEC's proxy rules and referred to in the paragraph above. A copy of our by-laws is available upon request to: Ethan Allen Interiors, Inc., PO BOX 1966, Danbury, CT 06813, Attention: Corporate Secretary. The officer presiding at the meeting may exclude matters that are not properly presented in accordance with these requirements.

Availability of Annual Report

                The 2016 Annual Report is being mailed with this proxy statement to those stockholders that received a copy of the proxy materials in the mail. For those stockholders that received the Notice of Internet Availability of Proxy Materials, this proxy statement and our 2016 Annual Report are available at our website at ethanallen.com/investors. Additionally, and in accordance with SEC rules, you may

1 Please note that in the event that the stockholders approve amendments to the Company's By-laws as set forth in Proposals 2, 3, 4, and 5, then the time frame for a nomination or other proposal to be properly brought before an annual meeting by a stockholder ("Stockholder Notice" in case of nominations or "Notice of Business" in the case of other proposals, collectively "Notice") will be altered. In summary, to be timely, such Notice to the Secretary must be delivered to or mailed and received at the principal offices of the Company not less ninety (90) days nor more than one hundred (120) days prior the anniversary date of the immediately preceding annual meeting; provided, however that in the event that less than one hundred (100) days' notice or prior Public Announcement of the date of the annual meeting is given or made to stockholders, the Notice must be received by the Company's Secretary by not later than the close of business on the tenth (10th) day following the day on which such notice of the date the annual meeting was mailed. Please see Article II, Section 9.1 and Section 10 of the proposed Amended and Restated By-Laws of the Company for the full text of the amended provisions regarding Notice.

access our proxy statement at www.proxyvote.com. Upon written request by any stockholder to Office of the Corporate Secretary, Ethan Allen Interiors Inc., Ethan Allen Drive, Danbury, Connecticut 06811, we will furnish, without charge, a copy of the 2016 Annual Report, including the financial statements and the related footnotes. The Company's copying costs will be charged if exhibits to the 2016 Annual Report on Form 10-K are requested. You can also obtain copies of our Form 10-K and any other reports we file with the SEC through the SEC's website at www.sec.gov or on our website at www.ethanallen.com/investors.

Other Business

                As of the date of this proxy statement, we do not know of any other matters that may be presented for action at the meeting. Should any other business properly come before the meeting, the persons named on the enclosed proxy will, as stated therein, have discretionary authority to vote the shares represented by such proxy in accordance with their best judgment.

Eric D. Koster Corporate Secretary October 4, 2016

Appendix A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
ETHAN ALLEN INTERIORS INC.

* * * * *

                ETHAN ALLEN INTERIORS INC., a Delaware corporation (the "Corporation") hereby certifies as follows:

                1.             The name of the Corporation is Ethan Allen Interiors Inc. and the name under which the Corporation was originally incorporated was Green Mountain Holding Corporation. The date of the filing of its original Certificate of Incorporation with the Secretary of State was May 25, 1989.

                2.             The Corporation previously amended and restated its Certificate of Incorporation by filing a Restated Certificate of Incorporation with the Secretary of State of Delaware on each of June 28, 1989, June 29, ~~1989 and~~1989, March 19, 1991, and March 23, 1993, and by filing a Certificate of Amendment on each of January 27, ~~1993.~~1993, August 5, 1997, March 27, 1998, April 28, 1999, December 6, 2013, and December 11, 2015.

                3.             This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Section 242 and Section 245 of the Delaware General Corporation Law (the "Delaware Law").~~4. The Corporation's Board of Directors has duly adopted this Restated Certificate of Incorporation in accordance with the provisions of Section 245 of the Delaware Law. This Restated Certificate of Incorporation only restates and integrates and does not further amend the provisions of the Corporation's Certificate of Incorporation, as theretofore amended or supplemented or restated, and there is no discrepancy between those provisions and the provisions of this Restated Certificate of Incorporation.~~

                ~~5.~~4. The text of the corporation's Certificate of Incorporation, as heretofore amended or supplemented or restated, is hereby amended and restated to read ~~in its entirety as follows: .~~ as herein set forth in full:

                FIRST:    The name of the Corporation is Ethan Allen Interiors Inc.

                SECOND:    The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

                THIRD:    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (the "Delaware Law").

                FOURTH:    The total number of shares of capital stock which the Corporation shall have authority to issue is ~~151,655,000~~151,055,000 shares, consisting of ~~150,000.000~~150,000,000 shares of Common Stock, par value ~~4.01~~$0.01 per share (the "Common Stock"), ~~600,000 shares of Class B Common Stock, par value $.01 per share (the "Class B Common Stock"), and 1.055,000~~and 1,055,000 shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock").

A. PREFERRED STOCK

                The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series and as may be permitted by the General Corporation Law of the State of Delaware, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices and upon such terms and conditions; (ii) entitle to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, or debt or obligations, of the Corporation at such price or prices or at such rates of exchange and with such adjustments and upon such terms and conditions; all as may be stated in such resolution or resolutions.

B. COMMON STOCK

                ~~Except as herein otherwise expressly provided, all shares of Common Stock and Class B Common Stock (collectively referred to herein as "All Common Stock") shall be identical and shall entitle the holders thereof to the same rights and privileges.~~

                1.    Dividends.    Subject to the preferences and other rights of any class or series of Preferred Stock then outstanding, the Board of Directors of the Corporation may cause dividends to be paid to the holders of shares of ~~All~~ Common Stock out of funds legally available for the payment of dividends by declaring an amount per share as a dividend. When and as dividends are declared, whether payable in cash, in property or in shares of stock of the Corporation, the holders of ~~All~~ Common Stock shall be entitled to share equally, share for share, in such dividends. ~~No dividends shall be declared or paid in shares of All Common Stock, or options, warrants, or rights to acquire such stock or securities convertible into or exchangeable for shares of All Common Stock, except dividends payable ratably according to the number of shares of the class (Common Stock or Class B Common Stock) of All Common Stock held by such holders, in shares of, or securities convertible into or exchangeable for, the class of All Common Stock (Common Stock or Class B Common Stock) as is held by that holder, be it Common Stock or Class B Common Stock. Neither the Common Stock nor the Class B Common Stock may be subdivided, split, consolidated or reclassified unless the other is ratably subdivided, split, consolidated or reclassified.~~

                2.    Liquidation Rights.    Subject to the preferences and other rights of any class or series of Preferred Stock then outstanding, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of ~~All~~ Common Stock shall be entitled, to share, ratably according to the number of shares of ~~All~~ Common Stock held by them, in all remaining assets of the Corporation available for distribution to its stockholders.

                3.    Voting Rights.    Except as otherwise provided in this Certificate of Incorporation (including, without limitation, any amendments to, restatements of or designations regarding any series or class of Preferred Stock) or by applicable law, only the holders of Common Stock shall be entitled to vote on each matter on which the stockholders of the Corporation shall be entitled to vote, and each holder of Common Stock shall be entitled to one vote for each share of Common Stock held by him~~; provided, however, (i) the holders of Class B Common Stock shall have no right to vote on any matters to be voted on by the stockholders of the Corporation and (ii) the Class B Common Stock shall not be included in determining the number of shares voting or entitled to vote on such matters.~~

                ~~4. Conversion of Class B Common Stock; Reservation of Shares.~~

                ~~a. Subject to and upon compliance with the provisions of this paragraph 4, each record holder of Class B Common Stock may convert the number of shares of his Class B Common Stock specified in the following clauses (i) and (ii) into the same number of shares of Common Stock if such shares of Common Stock are concurrently, or immediately thereafter, sold in accordance with the following:~~

                     ~~(i) such shares of Common Stock are sold by such holder in a public offering pursuant to an effective registration statement filed by the Corporation under the Securities Act of 1933, as amended (the "1933 Act"), provided that the number of shares of Class B Common Stock so converted does not exceed the number of shares of Common Stock actually sold by such holder pursuant to such registration statement; or~~

                    ~~(ii) such shares of Common Stock are sold by such holder pursuant to Rule 144 (or any successor rule) promulgated under the 1933 Act, provided that the number of shares of Class B Common Stock so converted does not exceed the number of shares of Common Stock shown in the Form 144 filed by such holder in connection with such sale.~~

                ~~b. Each conversion of shares of Class B Common Stock into Common Stock shall be effected by the surrender of the certificate or certificates representing shares of Class B Common Stock to be converted at the principal office of the Corporation (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holder or holders of Class B Common Stock) at any time during its usual business hours, which notice shall also state the name or names (with addresses) and denominations in which the certificate or certificates for Common Stock shall be issued and shall include instructions for delivery thereof. Such stock certificate and notice shall be accompanied by, if the conversion is made pursuant to clause (ii) of subparagraph a, an executed copy of the notice on Form 144 required to be filed by such holder with the Securities and Exchange Commission. Promptly after such surrender and the receipt of such written notice, the Corporation shall issue and deliver in accordance with such instructions the certificate or certificates for the Common Stock issuable upon such conversion. To the extent permitted by law, such conversion shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates shall have been surrendered and such notice, if required hereunder, shall have been received.~~

                ~~c. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares or in treasury a sufficient number of shares of Common Stock as may be required, solely for the purpose of issue upon the conversion of outstanding shares of Class B Common Stock as provided in this paragraph 4. The Corporation covenants that all shares of Common Stock which shall be so issuable shall, when issued, be duly and validly issued, fully paid and non-assessable, free of any preemptive rights. The Corporation will use reasonable efforts to take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation or any requirements of any domestic stock exchange upon which shares of Common Stock may be listed.d. The issuance of certificates for shares of Common Stock upon conversion of shares of Class B Common Stock shall be made without charge to the holders of such shares of Class B Common Stock for any issuance tax in respect thereof, or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock, provided that the Corporation shall not be required to pay any such tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Class B Common Stock converted. The Corporation will not take any action which would cause the total number of shares of Common Stock issuable upon conversion of the Class B Common Stock then outstanding, together with the total number of shares of Common Stock then outstanding and the total number of shares of Common Stock reserved for issuance upon conversion of the Preferred Stock or for any other purpose, to exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation. The Corporation will not take any action which has the purpose or effect of delaying or hindering the timely transfer or conversion of any share of Class B Common Stock or of any share of Common Stock issued or issuable upon the conversion of such shares~~.

                FIFTH:    ~~Reserved.~~

                ~~SIXTH:~~

                1.    Directors.    The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not more than nine directors, the exact number of members to be fixed from time to time by resolution of the Board of Directors, except as may be provided by the resolution or resolutions adopted by the Board of Directors in respect of Preferred Stock adopted pursuant to Article FOURTH hereof. ~~Beginning with the first annual meeting of stockholders held after the date of this amendment, the~~The entire Board of Directors shall be elected annually at each annual meeting of stockholders for a one year term expiring at the next succeeding annual meeting of stockholders. The directors shall hold office until their respective successors are elected and shall qualify, subject, however, to prior death, resignation or removal from office.

                2.    No Written Ballot.    Election of directors need not be by written ballot unless the ~~bylaws~~By-Laws of the Corporation so provide.

                3.    Vacancies.    Vacancies on the Board of Directors resulting from death, resignation, removal or otherwise and newly created directorships resulting from any increase in the number of directors may be filled solely by a majority of the directors then in office, even if less than a quorum, or by the sole remaining director.

                4.    Removal.    ~~No~~A director may be removed from office by the ~~stockholders except for cause with the~~ affirmative vote of the holders of not less than a majority of the outstanding shares of stock generally entitled to vote.

                5.    Preferred Stock Directors.    Notwithstanding the foregoing, whenever the holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, the election, term of office, filling of vacancies, removal and other features of such directorships shall be governed by the terms of the resolution or resolutions adopted by the Board of Directors pursuant to ARTICLE FOURTH applicable thereto, and each director so elected shall not be subject to the provisions of this ARTICLE ~~SIXTH~~FIFTH unless otherwise provided therein.

                ~~SEVENTH~~SIXTH: Subject to ~~Article Thirteenth, The~~ARTICLE TWELFTH, the Board of Directors shall have the power to adopt, amend or repeal the By-~~laws~~Laws of the Corporation.

                ~~EIGHTH~~SEVENTH: Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of stockholders at an annual or special meeting duly noticed and called in accordance with the Delaware Law, as amended from time to time, and may not be taken by written consent of stockholders without a meeting, except with regard to election, removed and filling of vacancies of directors by holders of Preferred Stock, voting separately, as and if so provided by the terms of the resolution or resolutions adopted by the Board of Directors pursuant to Article Fourth applicable thereto. At all meetings of stockholders, each stockholder shall be entitled to vote, in person or by proxy, the shares owned by such stockholders of record on the record date for the meeting. When a quorum is present or represented at any meeting, the vote of the holders of a majority ~~of those~~ of the ~~outstanding~~ shares of stock ~~generally entitled to vote and~~ represented, in person or proxy, at the meeting and entitled to vote on any matter, question or proposal properly brought before such meeting shall decide such question, unless the question is one upon which, by express provision of law, this Certificate of Incorporation or the By-Laws, a different vote is required, in which case such express provision shall govern and control the decision of such question.

                ~~NINTH~~EIGHTH: Meetings of the stockholders shall only be called by the Secretary of the Corporation upon written request signed by either (a) stockholders holding at least 20% ~~of those~~ of the outstanding shares of stock generally entitled to vote or (b) by a majority of the Board of Directors, or (c) the Chairman of the Board of Directors, or (d) the President of the Corporation, and may not be called by any other person. Notwithstanding the foregoing, whenever holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, such holders may call, pursuant to the terms of the resolution or resolutions adopted by the Board of Directors pursuant to ARTICLE FOURTH hereto, special meetings of holders of such Preferred Stock. Any call for a special meeting of the stockholders must specify the matters to be acted upon at such meeting; only those matters set forth in such notice may be considered or acted upon at the meeting, unless otherwise provided by law.

                ~~TENTH:~~NINTH:

                1.    Limits on Director Liability.    A director of the Corporation shall not be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent now or hereafter permitted by Delaware Law.

                2.    Indemnification.    Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent now or hereafter permitted by Delaware Law. The right to indemnification and the right to the advancement to expenses by the Corporation conferred in this ARTICLE ~~TENTH~~NINTH shall also include the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent now or hereafter authorized by Delaware Law. The rights to indemnification and to advancement of expenses conferred in this ARTICLE ~~TENTH~~NINTH shall be contract rights.

                3.    Additional Indemnification.    The Corporation may, by action of its Board of Directors, provide indemnification to such of the directors, officers, employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by Delaware Law.

                4.    Insurance.    The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under Delaware Law.

                5.    Other Rights.    The rights and authority conferred in this ARTICLE ~~TENTH~~NINTH shall not be exclusive of any other right which any person may otherwise have or hereafter acquire.

                6.    Effect of Amendments.    Neither the amendment, change, alteration nor repeal of this ARTICLE ~~TENTH~~NINTH, nor the adoption of any provision of this Certificate of Incorporation or the ~~by-laws~~By-Laws of the Corporation, nor, to the fullest extent permitted by Delaware Law, any modification of law, shall eliminate or reduce the effect of this ARTICLE ~~TENTH~~NINTH or the rights or any protections afforded under this ARTICLE ~~TENTH~~NINTH in respect of any acts or omissions occurring prior to such amendment, repeal, adoption or modification.

                ~~ELEVENTH~~TENTH: In addition to any other considerations which the Board of Directors may lawfully take into account, in determining whether to take or to refrain from taking corporate action on any matter, including any Business Combination or proposing any matter to the stockholders of the Corporation, the Board of Directors may take into account the long-term as well as short-term interests of the Corporation and its stockholders (including the possibility that these interests may be best served by the continued independence of the Corporation), dealers, customers, managers, employees, suppliers and other constituencies of the Corporation and its subsidiaries, including the effect upon communities in which the Corporation and its subsidiaries do business.

                ~~TWELFTH~~ELEVENTH: The Corporation will be subject to Section 203 of the Delaware Law.

                ~~THIRTEENTH~~TWELFTH: The Corporation reserves the right to amend this Certificate of Incorporation in any manner permitted by the Delaware Law and all rights and powers conferred upon stockholders, directors and officers herein are granted subject to this reservation. Notwithstanding the foregoing, the provisions set forth in ARTICLES FIFTH, ~~SIXTH~~NINTH, TENTH, and ELEVENTH and ~~TWELFTH and~~ this ARTICLE ~~THIRTEENTH~~TWELFTH of this Certificate of Incorporation, and Articles II, III and V of the By-Laws of the Corporation, may not be repealed or amended in any respect, and no other provision may be adopted, amended or repealed which would have the effect of modifying or permitting the circumvention of the provisions set forth in ARTICLES FIFTH, ~~SIXTH~~NINTH, TENTH, and ELEVENTH and ~~TWELFTH and~~ this ARTICLE ~~THIRTEENTH~~TWELFTH of this Certificate of Incorporation, and Articles II, III and V of the By-Laws of the Corporation, unless such action is approved by the affirmative vote of the holders of not less than 66 2/3 percent of ~~those of~~ the outstanding shares of capital stock~~, generally entitled to vote (and, in the case of any such repeal or amendment of or in respect of ARTICLE FIFTH proposed by or on behalf of any Interested Person in respect of any Business Combination with or involving such Interested Person, of not less than 66 2/3 percent of those of the outstanding shares of stock generally entitled to vote, excluding any shares beneficially owned by such Interested Person)~~ entitled to vote thereon.

                IN WITNESS WHEREOF, said Ethan Allen Interiors Inc. has caused this certificate to be signed by M. Farooq Kathwari, its Chairman of the Board of Directors, President and Chief Executive Officer ~~and attested by Sharon Blinkoff, its Secretary,~~ this ~~23rd~~             day of ~~March~~                        , ~~1993.~~2016.

	By:	~~/s/ M. Farooq Kathwari~~  M. Farooq Kathwari, Chairman of the Board of Directors, President and Chief Executive Officer
~~ATTEST:~~
~~By: /s/ Sharon Blinkoff~~
~~Sharon Blinkoff, Secretary~~

Appendix B

AMENDED AND RESTATED BY-LAWS

OF

ETHAN ALLEN INTERIORS INC.

* * * * *
ARTICLE I

OFFICES

                Section 1.    Registered Office.    The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.

                Section 2.    Other Offices.    The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                Section 3.    Books.    The books of the Corporation may be kept within or without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

                Section 1.    Time and Place of Meetings.    All meetings of stockholders shall be held at such place, either within or without the State of Delaware, on such date and at such time may be determined from time to time by the Board of Directors, the Chairman or otherwise in accordance with the Certificate of Incorporation.

                Section 2.    Annual Meetings.    Annual meetings of stockholders, commencing with the year 1994, shall be held to elect the Board of Directors and transact such other business may properly be brought before the meeting.

                Section 3.    Special Meetings.    Special meetings of stockholders shall be called by the Secretary of the Corporation upon written request signed by stockholders holding at least 20% of the shares of stock generally entitled to vote, or by a majority of the Board of Directors, the President, the Chairman or otherwise in accordance with the Certificate of Incorporation Notwithstanding the foregoing, whenever holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, such holders may call, pursuant to the terms of the resolution or resolutions adopted by the Board of Directors in connection with issuing such Preferred Stock pursuant to the Certificate of Incorporation, special meetings of holders of such Preferred Stock.

                Section 4.    Notice of Meetings and Adjourned Meetings: waivers of Notice.    (a) Whenever stockholders are required or permitted to take any action at a meeting, the Corporation will provide a written notice of the meeting shall be given, which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes for which the meeting is called. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice. Unless otherwise provided by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended ("Delaware Law"), such notice shall be given not less than 10 nor more than 60 days before the date of the annual meeting, and not less than 30 nor more than 60 days before the date of any special meeting, to each stockholder of record entitled to vote at such meeting. Unless these By-Laws otherwise require, when a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

                (b)           A written waiver of any such notice signed by the person entitled thereto, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting in not lawfully called or convened.

                Section 5.    Quorum.    Unless otherwise provided by the Certificate of Incorporation or these By-Laws subject to Delaware Law, the presence, in person or by proxy, of the holders of at least one-third of the shares of stock generally entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business.

                Section 6.    Voting.    Each stockholder entitled to vote at a meeting of stockholders or to express consent to or dissent from a corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

                Section 7.    Organization.    At each meeting of stockholders, the Chairman of the Board, if one shall have been elected (or in his absence or if one shall not have been elected, the Chief Executive Officer or the President) shall act as chairman of the meeting. The Secretary (or in his absence or inability to act, the person whom the chairman of the meeting shall appoint secretary of the meeting) shall act as secretary of the meeting and keep the minutes thereof.

                Section 8.    Order of Business.    Subject to Delaware Law and the provisions of the Certificate of Incorporation, the rules of order for the conduct of annual and special meetings and agenda of business at all such meetings of stockholders shall be as determined by the chairman of the meeting.

                Section 9.    Nomination of Directors.

                Section 9.1    Procedure.

                Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the ~~Company~~Corporation, except as may be otherwise provided in the Certificate of Incorporation of the ~~Company~~Corporation with respect to the right of holders of Preferred Stock of the ~~Company~~Corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, (~~a~~i) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (~~b~~ii) by any stockholder of the ~~Company (i~~Corporation (A) who is a stockholder of record on the date of the giving of the notice provided for in this Section 9 and on the record date for the determination of stockholders entitled to vote at such annual meeting, and (~~ii~~B) who complies with the notice procedures set forth in this Section 9.

                ~~In addition to any other applicable requirements, for~~For a nomination to be ~~made~~properly brought before an annual meeting by a stockholder, such stockholder must have given (i) timely notice thereof in proper written form to the Secretary of the ~~Company~~Corporation ("Shareholder Notice"), (ii) have provided any updates or supplements to such Shareholder Notice at the times and in the forms required by these By-Laws, and (iii) together with the beneficial owner(s), if any, on whose behalf the nomination is made, have acted in accordance with the representations set forth in the Solicitation Statement (as defined below) required by these By-Laws.

                To be timely, a ~~stockholder's notice~~Shareholder Notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the ~~Company~~Corporation not less than ~~sixty (60) days nor more than~~ ninety (90) days' nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that less than ~~seventy (70~~one hundred (100) days' notice or prior ~~public disclosure~~Public Announcement (as defined below) of the date of the annual meeting is given or made to stockholders, ~~notice by~~ the ~~stockholder~~Shareholder Notice in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or ~~such public disclosure~~Public Announcement of the date of the annual meeting was made, whichever first occurs.

                To be in proper written form, a ~~stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other fillings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as director if elected.~~Shareholder Notice to the Secretary of the Corporation must set forth the following information:

                (a)            (x) As to each person whom the stockholder proposes to nominate for election or reelection as a director ("Proposed Nominee") (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the Proposed Nominee, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person, (iv) any other information relating to the Proposed Nominee that would be required to be disclosed in a proxy statement or other fillings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder (v) a written consent of each Proposed Nominee to being named as a nominee and to serve as director if elected, and (iv) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the Proposed Nominees named in the Shareholder Notice; (y) as to the stockholder giving the Shareholder

Notice (i) the name and record address of such stockholder and the names and addresses of any other Proposing Persons (as defined below) and (ii) as to each Proposing Person, the following information: (A) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such Proposing Person or any of its affiliates or associates (as such terms are defined in Rule 12b-2 promulgated under the Exchange Act), including any shares of any class or series of capital stock of the Corporation as to which such Proposing Person or any of its affiliates or associates (as such terms are defined in Rule 12b-2 promulgated under the Exchange Act) has a right to acquire beneficial ownership at any time in the future, (B) all Synthetic Equity Interests (as defined below) in which such Proposing Person or any of its affiliates or associates (as such terms are defined in Rule 12b-2 promulgated under the Exchange Act), holds an interest including a description of the material terms of each such Synthetic Equity Interest, including without limitation, identification of the counterparty to each such Synthetic Equity Interest and disclosure, for each such Synthetic Equity Interest, as to (1) whether or not such Synthetic Equity Interest conveys any voting rights, directly or indirectly, in such shares to such Proposing Person, (2) whether or not such Synthetic Equity Interest is required to be, or capable of being, settled through delivery of such shares and (3) whether or not such Proposing Person and/or, to the extent known, the counterparty to such Synthetic Equity Interest has entered into other transactions that hedge or mitigate the economic effect of such Synthetic Equity Interest, (C) any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act and the rules and regulations promulgated thereunder), agreement, arrangement understanding or relationship pursuant to which such Proposing Person has or shares a right to, directly or indirectly, vote any shares of any class or series of capital stock of the Corporation, (D) any rights to dividends or other distributions on the shares of any class or series of capital stock of the Corporation, directly or indirectly, owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, and (E) any performance-related fees (other than an asset based fee) that such Proposing Person, directly or indirectly, is entitled to based on any increase or decrease in the value of shares of any class or series of capital stock of the Corporation or Synthetic Equity Interests (the disclosures to be made pursuant to the foregoing clauses (A) through (E) are referred to, collectively, as "Material Ownership Interests"), and (iii) a description of the material terms of all arrangements, agreements or understandings (whether or not in writing) entered into by any Proposing Person or any of its affiliates or associates with any other person for the purpose of acquiring, holding, disposing or voting of any shares of any class or series of capital stock of the Corporation.

                (b)           A description of all agreements, arrangements or understandings by and among any of the Proposed Nominees, or by and among any Proposing Persons and any other person (including with any Proposed Nominee(s)), pertaining to the nomination(s) to be brought before the annual meeting of stockholders (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding), and (ii) identification of the names and addresses of other stockholders (including beneficial owners) known by any of the Proposing Persons to support such nominations, and to the extent known the class and number of all shares of the Corporation's capital stock owned beneficially or of record by such other stockholder(s) or other beneficial owner(s).

                (c)            A statement whether or not the stockholder giving the notice and/or the other Proposing Person(s), if any, will deliver a proxy statement and form of proxy to holders of at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by such Proposing Person to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder (such statement, the "Solicitation Statement").

                (d)           A stockholder providing such Shareholder Notice shall further update and supplement such notice, if necessary, so that the information (including, without limitation, the Material Ownership Interests information) provided or required to be provided in such Shareholder Notice pursuant to this By-Law shall be true and correct as of the record date for the annual meeting and as of the date that is ten (10) business days prior to such annual meeting, and such update and supplement shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the fifth (5th) business day after the record date for the annual meeting (in the case of the update and supplement required to be made as of the record date), and not later than the close of business on the eight (8th) business day prior to the date of the annual meeting (in the case of the update and supplement required to be made as of ten (10) business days prior to the annual meeting).

                Section 9.2    General.

                For purposes of this Section 9 and Section 10, the term "Proposing Person" shall mean the following persons: (i) the stockholder of record providing the Shareholder Notice or Notice of Business, and (ii) the beneficial owner(s), if different, on whose behalf the Shareholder Notice or Notice of Business is being made.

                For purposes of this Section 9 and Section 10, the term "Synthetic Equity Interest" shall mean any transaction, agreement or arrangement (or series of transactions, agreements or arrangements), including, without limitation, any derivative, swap, hedge, repurchase or so-called "stock borrowing" agreement or arrangement, the purpose or effect of which is to, directly or indirectly, (i) give a person or entity economic benefit and/or risk similar to ownership of shares of any class or series of capital stock of the Corporation, in whole or in part, including due to the fact that such transaction, agreement or arrangement provides, directly or indirectly, the opportunity to profit or avoid a loss from any increase or decrease in the value of any shares of any class or series of capital stock of the Corporation, (ii) mitigate loss to, reduce the economic risk of or manage the risk of share price changes for, any person or entity with respect to any share of any class or series of capital stock of the Corporation, (iii) otherwise provide in any manner the opportunity to profit or avoid a loss from any decrease in the value of any shares of any class or series of capital stock of the Corporation, or (iv) increase or decrease the voting power of any person or entity with respect to any shares of any class or series of capital stock of the Corporation.

                For purposes of this Section 9 and Section 10 of this Article the term "Public Announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                Notwithstanding anything in this Section 9 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and no Public Announcement is made naming all of the nominees for directors or specifying the size of the increased Board of Directors made by the Corporation at least ten (10) business days before the last day a stockholder may deliver such Shareholder Notice, such Shareholder Notice also shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary not later than the close of business on the tenth (10th) day following the day on which such Public Announcement is first made by the Corporation.

                No person shall be eligible for election as a director of the ~~Company~~Corporation unless nominated in accordance with the procedures set forth in this Section 9. If the ~~Chairman~~chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the ~~Chairman~~chairman of the meeting shall declare to the annual meeting that the nomination was defective and such defective nomination shall be disregarded.

                Except as otherwise provided for in these By-Laws or required by law, nothing in this Section 9 shall obligate the Corporation to include in any proxy statement or other stockholder communication distributed on behalf of the Corporation or the Board of Directors information with respect to any nominee for director.

                This Section 9 will not be applicable to the election of directors by the holders of Preferred Stock, if any, of the Corporation, voting separately as a single class of stock, if and as provided in the Certificate of Incorporation (including any Certificate of Designation for any class or series of Preferred Stock).

                Section 9.3    Proxy Access

                (a)            Whenever the Board of Directors solicits proxies with respect to the election of Directors at an annual meeting of stockholders, subject to the provisions of this Section 9.3, the Corporation shall include in its proxy statement for such annual meeting, (i) as a nominee, in addition to any persons nominated for election by the Board of Directors or any committee thereof, any person nominated for election (the "Stockholder Nominee") to the Board of Directors by a stockholder, or group of not more than twenty (20) stockholders, that satisfies the requirements of this Section 9.3 (the "Eligible Stockholder") and that timely submits the notice required by this Section 9.3 (the "Notice of Proxy Access Nomination") requesting to have its nominee included in the Corporation's proxy materials for such annual meeting pursuant to this Section 9.3 and (ii) the Required Information (defined below) concerning such person. No person or entity may be a member of more than one group of stockholders constituting an Eligible Stockholder with respect to any annual meeting. For purposes of this Section 9.3, the "Required Information" that the Corporation will include in its proxy statement is the information provided to the Secretary of the Corporation by the Eligible Stockholder concerning the Stockholder Nominee and the Eligible Stockholder that is required to be disclosed in the Corporation's proxy statement by the rules and regulations promulgated under the Exchange Act, and if the Eligible Stockholder so elects, a written statement, not to exceed 500 words, in support of the Stockholder Nominee's candidacy (the "Statement"). Notwithstanding anything to the contrary contained in this Section 9.3, the Corporation may omit from its proxy materials any information or Statement (or portion thereof) that it, in good faith, believes would violate any applicable law or regulation.

                (b)           To be timely, the Notice of Proxy Access Nomination must be delivered to, or mailed to and received by, the Secretary of the Corporation not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such Public Announcement of the date of the annual meeting was made, whichever first occurs.

                (c)            The maximum number of Stockholder Nominees nominated by all Eligible Stockholders that will be included in the Corporation's proxy materials with respect to an annual meeting of stockholders (the "Nominee Limit") shall not exceed twenty percent (20%) of the total number of Directors in office as of the last day on which a Notice of Proxy Access Nomination may be delivered pursuant to and in accordance with this Section 9.3 (the "Final Proxy Access Nomination Date") or if such amount is not a whole number, the closest whole number below twenty percent (20%), but not less than two (2). In the event that one or more vacancies for any reason occurs on the Board of Directors after the Final Proxy Access Nomination Date but before the date of the annual meeting and the Board of Directors resolves to reduce the size of the board in connection therewith, the Nominee Limit shall be calculated based on the number of Directors in office as so reduced. Any individual nominated by an Eligible Stockholder for inclusion in the Corporation's proxy materials pursuant to this Section 9.3 whom the Board of Directors decides to nominate as a nominee of the Board of Directors shall further reduce the Nominee Limit. Any Eligible Stockholder submitting more than one Stockholder Nominee for inclusion in the Corporation's proxy materials pursuant to this Section 9.3 shall rank such Stockholder Nominees based on the order that the Eligible Stockholder desires such Stockholder Nominees to be selected for inclusion in the Corporation's proxy statement in the event that the total number of Stockholder Nominees submitted by the Eligible Stockholders pursuant to this Section 9.3 exceeds the maximum number of nominees provided for in this Section 9.3. In the event that the number of Stockholder Nominees submitted by Eligible Stockholders pursuant to this Section 9.3 exceeds the maximum number of nominees provided for in this Section 9.3, the highest ranking Stockholder Nominee who meets the requirements of this Section 9.3 from each Eligible Stockholder will be selected for inclusion in the Corporation's proxy materials until the maximum number is reached, going in order of the number (largest to smallest) of shares of common stock of the Corporation each Eligible Stockholder disclosed as owned in its respective Notice of Proxy Access Nomination submitted to the Corporation. If the maximum number is not reached after the highest ranking Stockholder Nominee who meets the requirements of this Section 9.3 from each Eligible Stockholder has been selected, this process will continue with the next highest ranked nominees as many times as necessary, following the same order each time, until the maximum number is reached. Notwithstanding anything to the contrary contained in this Section 9.3, if the Corporation receives a Shareholder Notice pursuant to this Section 9 that a stockholder intends to nominate for election at such annual meeting a number of Proposed Nominees greater than or equal to a majority of the total number of Directors to be elected at such meeting, no Stockholder Nominees will be included in the Corporation's proxy materials with respect to such annual meeting pursuant to this Section 9.3.

                (d)           If the Stockholder Nominee or an Eligible Stockholder fails to continue to meet the requirements of this Section 9.3 or if a Stockholder Nominee withdraws, dies, becomes disabled or is otherwise disqualified from being nominated for election or serving as a Director prior to the annual meeting: (1) the Corporation may, to the extent feasible, remove the name of the Stockholder Nominee and the Statement from its proxy statement, remove the name of the Stockholder Nominee from its form of proxy and/or otherwise communicate to its stockholders that the Stockholder Nominee will not be eligible for nomination at the annual meeting; and (2) the Eligible Stockholder may not name another Stockholder Nominee or, subsequent to the last day on which a Stockholder's Notice of Proxy Access Nomination would be timely, otherwise cure in any way any defect preventing the nomination of the Stockholder Nominee identified in the Notice of Proxy Access Nomination provided pursuant to this Section 9.3.

                (e)            For purposes of this Section 9.3, an Eligible Stockholder shall be deemed to "own" only those outstanding shares of common stock of the Corporation as to which the stockholder possesses both (i) the full voting and investment rights pertaining to the shares and (ii) the full economic interest in (including the opportunity for profit from and risk of loss on) such shares; provided that the number of shares is calculated in accordance with clauses (i) and (ii) shall not include any shares (x) sold by such stockholder or any of its affiliates in any transaction that has not been settled or closed, (y) borrowed by such stockholder or any of its affiliates for any purposes or purchased by such stockholder or any of its affiliates pursuant to an agreement to resell or (z) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such stockholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of common stock of the Corporation, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (1) reducing in any manner, to any extent or at any time in the future, such stockholder's or its affiliate's full right to vote or direct the voting of any such shares, and/or (2) hedging, offsetting or altering to any degree any gain or loss realized or realizable from maintaining the full economic ownership of such shares by such stockholder or affiliate. A stockholder shall "own" shares held in the name of a nominee or other intermediary so long as the stockholder retains the right to instruct how the shares are voted with respect to the election of Directors and possesses the full economic and interest in the shares. A stockholder's ownership of shares shall be deemed to continue during any period in which the stockholder has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement which is revocable at any time by the stockholder. A stockholder's ownership of shares shall be deemed to continue during any period in which the stockholder has loaned such shares provided that the stockholder has the power to recall such loaned shares on three (3) business days' notice and has recalled such loaned shares as of the date the Notice of Proxy Access Nomination is delivered to, or mailed to and received by, the Secretary of the Corporation in accordance with this Section 9.3 and holds such shares through the date of the annual meeting. The terms "owned," "owning" and other variations of the word "own" shall have correlative meanings. Whether outstanding shares of common stock of the Corporation are "owned" for these purposes shall be determined by the Board of Directors or any committee thereof, which determination shall be conclusive and binding. For purposes of this Section 9.3, the term "affiliate" or "affiliates" shall have the meaning ascribed thereto in Rule 12b-2 promulgated under the Exchange Act.

                (f)            In order to make a nomination pursuant to this Section 9.3, an Eligible Stockholder must have owned (as defined above) the Required Ownership Percentage (as defined below) of the Corporation's outstanding capital stock (the "Required Shares") continuously for the Minimum Holding Period (as defined below) as of both the date the Notice of Proxy Access Nomination is delivered to, or mailed to and received by, the Secretary of the Corporation in accordance with this Section 9.3 and the record date for determining the stockholders entitled to vote at the annual meeting and must continue to own the Required Shares through the meeting date. For purposes of this Section 9.3, the "Required Ownership Percentage" is three percent (3%) or more, and the "Minimum Holding Period" is three (3) years. For the avoidance of doubt, if a group of shareholder aggregates ownership of shares to satisfy the Required Ownership Percentage, all shares held by each stockholder constituting their contribution to satisfy the Required Ownership Percentage must be held by that stockholder continuously for at least three (3) years. A group of two or more funds that are (A) under common management and investment control, or (B) publicly offered and part of the same family of funds (as defined herein), or (C) under common management and funded primarily by a single employer shall be treated as one stockholder or person to satisfy the Required Ownership Percentage. The term "family of funds" shall mean two or more investment companies or funds (whether organized in the U.S. or outside the U.S.) that hold themselves out to investors as related companies for purposes of investment and investor services.

                (g)            Within the time period specified in this Section 9.3 for delivering the Notice of Proxy Access Nomination, an Eligible Stockholder must provide the following in writing to the Secretary of the Corporation: (i) one or more written statements from the record holder of the shares owned by the Eligible Stockholder (and from each intermediary through which the shares are or have been held during the Minimum Holding Period) verifying that, as of a date within seven calendar days prior to the date the Notice of Proxy Access

Nomination is delivered to, or mailed to and received by, the Secretary of the Corporation, the Eligible Stockholder owns, and has owned continuously for the Minimum Holding Period, the Required Shares, and the Eligible Stockholder's agreement to provide, within five (5) business days after the record date for the annual meeting, written statements from the record holder and intermediaries verifying the Eligible Stockholder's continuous ownership of the Required Shares through the record date; (ii) a copy of the Schedule 14N that has been filed with the Securities and Exchange Commission as required by Rule 14a-18 under the Exchange Act; (iii) the information, representations and agreements that are the same as those that would be required to be set forth in a Shareholder Notice pursuant to Section 9.1; (v) a representation and agreement of the Eligible Stockholder that the Eligible Stockholder (including each member of any group of stockholders that together is an Eligible Stockholder hereunder) (A) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control of the Corporation, and does not presently have such intent, (B) presently intends to maintain qualifying ownership of the Required Shares through the date of the annual meeting, (C) has not engaged and will not engage in any, and has not and will not be a "participant" in another person's, "solicitation" within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a Director at the annual meeting other than its Stockholder Nominee(s) or a nominee of the Board of Directors, (D) agrees not to distribute to any stockholder any form of proxy for the annual meeting other than the form distributed by the Corporation, (E) agrees to comply with all applicable laws and regulations applicable to the use, if any, of soliciting material and to file any such soliciting material with the Securities and Exchange Commission regardless of whether such filing is required under Regulation 14A under the Exchange Act, and (F) will provide facts and other information in all communications with the Corporation and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; (vii) a written consent to provide any information that the Board of Directors reasonably requests to determine that the Stockholder Nominee (A) would qualify as "independent" for the purposes of the audit committee membership under the listing standards of each principal U.S. exchange upon which the common stock of the Corporation is listed, any applicable rules of the Securities and Exchange Commission and any publicly disclosed standards used by the Board of Directors in determining and disclosing independence of Directors, (B) is a "non-employee director" for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule), (C) is an "outside director" for the purposes of Section 162(m) of the Internal Revenue Code (or any successor provision) and (D) is not and has not been subject to any event specified in Item 401(f) of Regulation S-K (or any successor rule), without reference to whether the event is material to an evaluation of the ability or integrity of the Stockholder Nominee or whether the event occurred in the ten-year time period referenced in such Item; (viii) a written consent to provide, at the reasonable request of the Board of Directors, any details of the position of the Stockholder Nominee as an officer or director of any competitor (that is, any entity that produces products or provides services that compete with or are alternatives to the products produced or services provided by the Corporation or its affiliates) of the Corporation, within the three (3) years preceding the submission of the Nomination Notice information; (ix) an undertaking that the Eligible Stockholder agrees to (A) assume all liability stemming from any legal or regulatory violation arising out of the Eligible Stockholder's communications with the stockholders or out of the information that the Eligible Stockholder provided to the Corporation and (B) indemnify and hold harmless (jointly with all other group members, in the case of a group member) the Corporation and each of its Directors, officers and employees individually against any and all liabilities, losses, damages, expenses or other costs (including attorneys' fees) incurred in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its Directors, officers or employees arising out of any nomination, solicitation or other activity by the Eligible Stockholder in connection with its efforts to elect the Stockholder Nominee pursuant to this Section 9.3; and (x) in the case of a nomination by a group of stockholders, the designation by all group members of one group member that is authorized to act on behalf of all group members with respect to matters relating to the nomination, including withdrawal of the nomination.

                (h)           Within the time period specified in this Section 9.3 for delivering the Notice of Proxy Access Nomination, each Eligible Stockholder and Stockholder Nominee must deliver or cause to be delivered to the Secretary of the Corporation:

                    (i)             a written representation and agreement of the Stockholder Nominee that such person (A) consents to being named in the proxy statement as a nominee and to serving as a Director if elected, (B) understands his or her duties as a Director under the DGCL and agrees to act in accordance with those duties while serving as a Director, (C) is not or will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such nominee, if elected as a Director, will act or vote as a Director on any issue or question to be decided by the Board of Directors, (D) if elected as a Director, will comply with all applicable laws and stock exchange listing standards and the Corporation's policies and guidelines applicable to Directors, and (E) will provide facts and other information in all communications with the Corporation and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

                    (ii)            with respect to each Stockholder Nominee, all completed and signed questionnaires required of Directors, and such additional information as the Corporation may determine necessary to permit the Board of Directors to make the determinations set forth in subparagraph (g)(vii) and (viii) of this Section 9.3; and

                    (iii)           with respect to each Stockholder Nominee who consents to stand for election, an irrevocable resignation of such Stockholder Nominee in advance of the meeting for the election of Directors, providing that such resignation shall become effective upon a determination by the Board of Directors or any committee thereof that (A) the information provided to the Corporation by such individual pursuant to this Section 9.3 was untrue in any material respect or omitted to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading or (B) such individual, or the Eligible Stockholder who nominated such individual, failed to comply with any obligation owed to or breached any representation made under or pursuant to these By-Laws.

                (i)             In the event that any information or communication provided by the Eligible Stockholder or the Stockholder Nominee to the Corporation or its stockholders ceases to be true and correct in any material respect or omits a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, such Eligible Stockholder or Stockholder Nominee, as the case may be, shall promptly notify the Secretary of the Corporation of such defect in such previously provided information or communication and of the information that is required to correct any such defect.

                (j)             The Corporation shall not be required to include, pursuant to this Section 9.3, a Stockholder Nominee in its proxy materials for any meeting of stockholders (i) for which the Secretary of the Corporation receives a Shareholder Notice that a stockholder has nominated such Stockholder Nominee for election to the Board of Directors pursuant to the advance notice requirements for Proposed Nominees set forth in Section 9.1 and Section 9.2, (ii) who is not independent for the purposes of the audit committee under the listing standards of each principal U.S. exchange upon which the common stock of the Corporation is listed, any applicable rules of the Securities and Exchange Commission and any publicly disclosed standards used by the Board of Directors in determining and disclosing independence of Directors, in each case as determined by the Board of Directors, (iv) who is not a "non-employee director" for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule), (v) who is not an "outside director" for the purposes of Section 162(m) of the Internal Revenue Code (or any successor provision), (vi) whose election as a member of the Board of Directors would cause the Corporation to be in violation of these By-Laws, the Corporation's Certificate of Incorporation, the rules and listing standards of any exchange upon which the common stock of the Corporation is listed, or any applicable state or federal law, rule or regulation, (vii) who is or has been, within the past three (3) years, an officer or director of any competitor (that is, any entity that produces products or provides services that compete with or are alternatives to the products produced or services provided by the Corporation or its affiliates) of the Corporation, (viii) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten (10) years or (ix) if such Stockholder Nominee or the Eligible Stockholder (or any member of any group of stockholders that together is such Eligible Stockholder) nominating such Stockholder Nominee fails to comply with any of its obligations or breaches any of its representations made under or pursuant to these By-Laws.

                (k)            Notwithstanding anything to the contrary set forth herein, the Corporation may omit from its proxy statement, or may supplement or correct, any information, including all or any portion of the statement in support of the Stockholder Nominee included in the Notice of Proxy Access Nomination, if the Board of Directors in good faith determines that (i) such information is not true in all material respects or omits a material statement necessary to make the statements made not misleading; (ii) such information directly or indirectly impugns character, integrity or personal reputation of, or directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations, without factual foundation, with respect to, any person; or (iii) the inclusion of such information in the proxy statement would otherwise violate the applicable rules of the Securities and Exchange Commission or any other applicable law, rule or regulation.

                (l)             Notwithstanding anything to the contrary set forth herein, the Board of Directors or the chairman of the meeting of stockholders shall declare a nomination of a Stockholder Nominee by an Eligible Stockholder to be invalid, and such nomination shall be disregarded notwithstanding that proxies in respect of the vote of stockholders of such annual meeting may have been received by the Corporation, if (i) the Stockholder Nominee and/or the nominating Eligible Stockholder (or any member of any group of stockholders that together is such Eligible Stockholder) shall have failed to comply with any of its or their obligations or breached any of its or their representations under or pursuant to these By-Laws, as determined by the Board of Directors or the chairman of the meeting or (ii) the nominating Eligible Stockholder (or a qualified representative thereof) does not appear at the meeting of stockholders to present the nomination of such Stockholder Nominee pursuant to this Section 9.3.

                (m)          Any Stockholder Nominee who is included in the Corporation's proxy materials for a particular annual meeting of stockholders but either (i) withdraws from or becomes ineligible or unavailable for election at such annual meeting, or (ii) does not receive votes cast in favor of such Stockholder Nominee's election equal to at least 25% of the number of shares voted in such election, will be ineligible to be a Stockholder Nominee pursuant to this Section 9.3 for the next two (2) annual meetings. For the avoidance of doubt, this Section 9.3 shall not prevent any stockholder from nominating any person to the Board of Directors pursuant to and in accordance with Section 9.1.

                Section 10.    Notice of Business.

                ~~.~~At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought properly before the meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is a stockholder of record at the time of giving of the notice provided for in this Section ~~10,~~10 ("Notice of Business"), who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 10. For business to be properly brought before ~~a stockholder~~an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a ~~stockholder's notice~~Notice of Business shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than ~~60~~ninety (90) days nor more than ~~90~~one hundred twenty (120) days prior to the annual meeting; provided, however, that in the event that less than ~~70~~one hundred (100) days' notice or prior ~~public disclosure~~Public Announcement of the date of the annual meeting is given or made to stockholders, ~~notice~~a Notice of Business by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting or such ~~public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder as of the date of notice and (d) any material interest of the stockholder in such business. Notwithstanding anything in the By-Laws to the contrary, no business shall be conducted at a stockholder meeting except in accordance with the procedures set forth in this Section 10. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of the By-Laws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing, provisions of this Section 10, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder with respect to the matters set forth in this Section 10.~~Public Announcement was made.

                (a)            A Notice of Business to the Secretary shall set forth as to each matter of business the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) (A) the name and record address of such stockholder and the names and addresses of any other Proposing Persons (as defined in Section 9.2) and (B) as to each Proposing Person, information as to any Material Ownership Interests, and (C) a description of the material terms of all arrangements, agreements or understandings (whether or not in writing) entered into by any Proposing Person or any of its affiliates or associates with any other person for the purpose of acquiring, holding, disposing or voting of any shares of any class or series of capital stock of the Corporation, (iii) a description of all agreements, arrangements or understandings by and among any Proposing Persons and any other person, pertaining to the business to be brought before the meeting of stockholders (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding), (iv) identification of the names and addresses of other stockholders (including beneficial owners) known by any of the Proposing Persons to support such business proposal(s), and to the extent known the class and number of all shares of the Corporation's capital stock owned beneficially or of record by such other stockholder(s) or other beneficial owner(s), and (v) A statement whether or not the stockholder giving the Notice of Business and/or the other Proposing Person(s), if any, will deliver a proxy statement and form of proxy to holders of at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by such Proposing Person to be sufficient to approve the proposal (such statement, the "Business Proposal Solicitation Statement").

                (b)           A stockholder providing such Notice of Business shall further update and supplement such notice if necessary, so that the information (including, without limitation, the Material Ownership Interests information) provided or required to be provided in such Notice of Business pursuant to this By-Law shall be true and correct as of the record date for the annual meeting and as of the date that is ten (10) business days prior to such meeting, and such update and supplement shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the fifth (5th) business day after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than the close of business on the eight (8th) business day prior to the date of the meeting (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting).

                (c)            Notwithstanding anything in the By-Laws to the contrary, no business shall be conducted at a stockholder meeting except in accordance with the procedures set forth in this Section 10. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of the By-Laws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing, provisions of this Section 10, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder with respect to the matters set forth in this Section 10.

                Section 11.    Beneficial Owners.    The Corporation shall be entitled to recognize the exclusive right of a person registered on its books and records as the owner of shares to receive dividends and distributions and to vote, and except as required by law, shall not be required to recognize any equitable or other claim or interest in such shares by any other person, irrespective of any notice thereof.

                Section 12.    Inspectors of Election.    At all elections of directors and when otherwise required by law, the chairman of the meeting shall appoint two inspectors of election. The inspectors shall be responsible for receiving, tabulating and reporting the results of the votes taken. The chairman of the meeting shall open and close the polls.

                Section 13.    Rule 14a-8.    Nothing contained in Section 9 or Section 10 of this Article II shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

ARTICLE III

DIRECTORS

                Section 1.    General Powers.    Except as otherwise provided in Delaware Law or the Certificate of Incorporation, the business, property and affairs of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such power of the Corporation and do all such lawful acts and thing as are not by applicable law or the Certificate of Incorporation or these By-Laws directed or required to be exercised or done by the Stockholders.

                Section 2.    Election of Directors.

                Each director shall be elected by the vote of a majority of the votes cast with respect to the director at an annual meeting for the election of directors at which a quorum is present; provided, however, that in the case of a contested election, the directors shall be elected by the vote of a plurality of the stock present in person or represented by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this Section 2, a majority of the votes cast means, with respect to each director, the number of shares voted "for" a director exceeds the number of votes cast "against" that director's election (with "abstentions" and "broker nonvotes" not counted as a vote cast either "for" or "against" that director's election). For purposes of this Section 2, a "contested election" shall mean an election of directors where (i) the Secretary of the Corporation receives proper notice under Section 9.1 of Article II that a stockholder intends to make a nomination at such meeting, (ii) the number of nominated individuals including the Proposed Nominees (as defined in Section 9.2 of Article II) nominee(s) would exceed the number of directors to be elected, and (iii) the notice has not been withdrawn by the tenth (10th) day following the day on which the Corporation first mails notice of the meeting for such election or the day when a Public Announcement (as defined in Section 9.2 of Article II) thereof was made.

                The Board of Directors shall not nominate for election as director any nominee who has not agreed to offer, promptly following the annual meeting at which he or she is elected as director, an irrevocable resignation that will be effective upon (a) the failure to receive the required number of votes for reelection at the next annual meeting of stockholders at which he or she faces reelection, and (b) acceptance of such offer to resign by the Board of Directors. In addition, the Board of Directors shall not fill a director vacancy or newly created directorship with any candidate who has not agreed to offer, promptly following his or her appointment to the Board of Directors, the same form of resignation.

                If a nominee fails to receive the required number of votes for reelection (the "Incumbent Director"), the Board of Directors (excluding the director in question) shall, within ninety (90) days after certification of the election results, decide whether to accept the Incumbent Director's offer to resign through a process overseen by the Corporate Governance/Nominations Committee (and excluding the director in question from all Board of Directors and committee deliberations). The Board of Directors in making its determination may consider any factor it deems relevant.

                Notwithstanding the foregoing, if, following an election of directors, each Director of the Corporation fails to receive the required number of votes for reelection, then, in such event, each Incumbent Director shall continue to serve until such Incumbent Director's successor is duly elected and qualified, or until such Incumbent Director's earlier resignation pursuant to Section 11 of this Article III or removal pursuant to Section 13 of this Article III.

                Section 3.    ~~Section 2.~~Quorum and manner of Acting and Organization.    Unless the Certificate of Incorporation or these By-Laws require a greater number, a majority of the total number of directors shall constitute a quorum for the transaction of business, and the affirmative vote of a majority of the directors present at meetings at which a quorum is present shall be the act of the Board of Directors. When a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting, the Board of Directors may transact any business which might have been transacted at the original meeting. If quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

                Section 4.    ~~Section 3.~~Time and place of Meetings.    The Board of Directors shall hold its meetings at such place, either within or without the State of Delaware, and at such time as may be determined form time to time by the Board of Directors (or the Chairman in the absence of a determination by the Board of Directors). The Chairman of the Board shall preside at all meetings of the Board of Directors (or in the absence of the Chairman of the Board, such member as may be designated by the Chairman of the Board).

                Section 5.    ~~Section 4.~~Annual Meeting.    The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of stockholders, on the same day and at the same place where such annual meeting shall be held. Notice of such meeting need not be given. In the event such annual meeting of stockholders is not so held, the annual meeting of the Board of Directors may be held at such place either within or without the State of Delaware, on such date and at such time as shall be specified in a notice thereof given as hereinafter provided in Section 7 of this Article III or in a waiver of notice thereof signed by any director who chooses to waive the requirement of notice.

                Section 6.    ~~Section 5.~~Regular Meetings.    After the place and time of regular meetings of the Board of Directors shall have been determined and notice thereof shall have been once given to each member of the Board of Directors, regular meetings may be held without further notice being given.

                Section 7.    ~~Section 6.~~Special Meetings.    Special meetings of the Board of Directors may be called by the Chairman of the Board or the President and shall be called by the Chairman of the Board, Chief Executive Officer or Secretary on the written request of any four of the directors. Notice of special meetings of the Board of Directors shall be given to each director at least three days before the date of the meeting in such manner as is determined by the Board of Directors.

                Section 8.    ~~Section 7.~~Committees.

                (a)            The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, each committee to consist of two or more of the directors of the Corporation. The Board of Directors may designate two or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of the committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent allowed by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Each committee shall keep regular minutes and report to the Board of Directors when required.

                (b)           The Board of Directors shall, by resolution or resolutions, passed by a majority of the whole Board of Directors designate an Audit committee to consist of three or more non employee directors of the Corporation free from any relationship that in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member. Any director who is a former employee of the Corporation may not serve on the audit committee. The members of the Audit committee shall be appointed by and hold office at the pleasure of the Board of Directors. A majority of the members of the Audit committee will constitute a quorum for the transaction of business. It shall be the duty of the Audit committee (i) to recommend to the Board of Directors a firm of independent accountants to perform the examinations of the annual financial statements of the Corporation; (ii) to review with the independent accountants and with the Chief Financial Officer the proposed scope of the annual audit, past audit experience, the Corporation's internal audit program, recently completed internal audits and other matters bearing upon the scope of the audit; (iii) to review with the independent accountants and with the Chief Financial Officer significant matters revealed in the course of the audit of the annual financial statements of the Corporation; (iv) to review with the Chief Financial Officer any suggestions and recommendations of the independent accountants concerning the internal control standards and the accounting procedures of the Corporation; (v) to report its activities and actions to the Board of Directors at least once each fiscal year.

                (c)            The Board of Directors shall, by resolution or resolutions, passed by a majority of the whole Board of Directors, designate a Compensation committee to consist of three or more non-employee directors of the Corporation free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member. The members of the Compensation committee shall be appointed and hold office at the pleasure of the Board of Directors. A majority of the members of the Compensation committee will constitute a quorum for the transaction of business. It shall be the duty of the Compensation committee to (i) review and make determinations with regard to the employment arrangements, compensation, bonuses, awards and other amounts and matters for the Chief Executive Officer, President and Chief Financial Officer or Treasurer, (ii) duly consider the recommendations of the Chief Executive Officer, and accept, modify or reject the Chief Executive Officer's recommendations as to bonuses, options and other similar awards to executives and employees.

                Section 9.    ~~Section 8.~~Action by Consent.    Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

                Section 10.    ~~Section 9.~~Telephonic Meetings.    Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

                Section 11.    ~~Section 10.~~Resignation.    Any director may resign at any time by giving written notice to the Board of Directors or to the Secretary of the Corporation. The resignation of any director shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                Section 12.    ~~Section 11.~~Vacancies.    Unless otherwise provided in the Certificate of Incorporation, vacancies on the Board of Directors resulting from death, resignation, removal or otherwise and newly created directorships resulting from any increase in the number of directors may be filled by a majority of the directors then in office (although less than a quorum) or by the sole remaining director. If there are no directors in office, then an election of directors may be held in accordance with Delaware Law. Unless otherwise provided in the Certificate of Incorporation, when one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective. Each director elected in accordance with the provisions of this Section shall hold office for a term that shall coincide with the term of the Class to which such director shall have been elected.

                Section 13.    ~~Section 12.~~Removal.    ~~No~~A director may be removed from office by the ~~stockholders except for cause with the~~ affirmative vote of the holders of not less than a majority of ~~those of~~ the outstanding shares of stock generally entitled to vote.

                Section 14.    ~~Section 13.~~Compensation.    Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, the Board of Directors shall have authority to fix the compensation of directors, including fees and reimbursement of expenses.

                Section 15.    ~~Section 14.~~Preferred Directors.    Notwithstanding anything else contained herein, whenever the holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, the election, term of office, filing of vacancies, removal and other features of such directorships shall be governed by the terms of the resolutions applicable thereto adopted by the Board of Directors pursuant to the Certificate of Incorporation, and such directors so elected shall not be subject to the provisions of Sections 11 and 12 of this Article III unless otherwise provided therein.

ARTICLE IV

OFFICERS

                Section 1.    Principal Officers.    The principal officers of the Corporation shall be a Chairman of the Board, a President, a Chief Financial Officer or Treasurer, a secretary, and such other officers as may be appointed in accordance with these By-Laws. The Secretary and Chief Financial Officer or Treasurer may be the same person, or a Vice President may hold at the same time the office of Secretary, Treasurer, or Controller.

                Section 2.    Election, Term of Office and Renumeration.    The principal officers of the Corporation shall be chosen by the Board of Directors. Such officers shall hold office until a successor shall have been duly chosen and shall have been qualified or until the death or retirement of the officer or until the officer shall resign or shall have been removed in the manner hereinafter provided. The Chairman of the Board shall be chosen from among the directors.

                Section 3.    Chairman or Chief Executive Officer.    The Board of Directors may appoint such other subordinate officers, committees or agents, as the business of the Corporation may require, including one or more Assistant Treasurers and one or more Assistant Secretaries, each of whom shall hold office for such period, and have such authority and perform such duties as are provided in these By-Laws or as the Chairman or Chief Executive Officer may from time to time determine. The Chairman or Chief Executive Officer may appoint and remove any such subordinate officer or agent.

                Section 4.    Removal.    Subject to the provisions of any written agreement, any officer may be removed, either with or without cause, by a vote of the majority of the whole Board of Directors at a regular meeting or a special meeting called for the purpose.

                Section 5.    Resignations.    Subject to the provisions of any written agreement, any officer may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                Section 6.    Inability to Perform.    Except as otherwise provided in these By-Laws, in the event any officer shall be unable to perform the duties of the office held, whether by reason of absence, disability or otherwise, the Chairman of the Board may designate another officer of the Corporation to assume the duties of the officer who is unable to carry out the duties of the office; in the event the Chairman of the Board shall be absent and unable to perform the duties of the office of Chairman of the Board, the Chairman of the Board shall designate another officer to assume the duties of the Chairman of the Board; if another officer has not been designated by the Chairman of the Board then the Board of Directors shall designate another officer to assume the duties of the Chairman of the Board; in the event the Chairman of the Board shall be disabled and unable to perform the duties of the office of Chairman of the Board, then the Board of Directors shall designate another officer to assume the duties of the Chairman of the Board. Any officer shall have all the powers of and be subject to all the restrictions imposed upon the officer whose duties have been assumed.

                Section 7.    Vacancy.    A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term in the manner prescribed by these By-Laws for the regular appointment for election to such office.

                Section 8.    Chairman of the Board.    The Chairman of the Board shall be the chief executive officer of the Corporation and shall have general supervision of the business and operations of the Corporation, subject, however, to the authority of the Board of Directors. The Chairman of the Board shall preside at all meetings of the shareholders and of the board of Directors. The Chairman of the Board shall perform all of the duties usually incumbent upon a chief executive officer of a corporation and incident to the office of the Chairman of the Board. The Chairman of the Board shall also have such powers and perform such duties as are assigned by these By-Laws and shall have such other powers and perform such other duties, not inconsistent with these By-Laws, as may from time to time be assigned by the Board of Directions.

                Section 9.    President.    The President shall have such powers and perform such duties as are assigned by these By-Laws and shall have such other powers and perform such other duties, not inconsistent with these By-Laws, as from time to time may be assigned by the Board of Directions or the Chairman of the Board.

                Section 10.    Vice President.    Each Vice President shall have such powers and perform such duties as are assigned by these By-Laws and shall have such other powers and perform such other duties, not inconsistent with these By-Laws, as from time to time may be assigned by the Board of Directions or the Chairman of the Board.

                Section 11.    Chief Financial Officer or Treasurer.    The Chief Financial Officer or Treasurer shall have charge and custody of, and be responsible for, all funds of the Corporation. The Chief Financial Officer or Treasurer shall regularly enter or cause to be entered in books to be kept by the Chief Financial Officer Treasurer or under his direction for this purpose full and adequate account of all moneys received or paid by the Chief Financial Officer or Treasurer for the account of the Corporation. The Chief Financial Officer or Treasurer shall exhibit such books of account and records to any of the directions of the Corporation where such books and records shall be kept, and have such powers and perform such duties as are assigned the Chief Financial Officer or Treasurer by these By-Laws and shall have such of the powers and perform such other duties, not inconsistent with these By-Laws, as from time to time may be assigned by the Board of Direction.

                Section 12.    Secretary.    It shall be the duty of the Secretary to act as Secretary of all meetings of the Board of Directions and of the Stockholders of the Corporation, and to keep the minutes of all such meetings in the proper book or books to be provided for that purpose. The Secretary shall see that all notices required to be given by or for the Corporation or the Board of Directions or any committee are duty given and served; the Secretary shall be custodian of the seal of the Corporation, and shall affix the seal, or cause it to be affixed, to all documents, the execution of which on behalf of the Corporation, under its seal shall have been duly authorized in accordance with under its seal have been duly authorized in accordance with the provisions of these By-Laws. The secretary shall have charge of the share records and such of the other books, records, and papers of the Corporation relating to its organization and Management as a corporation and shall see that the reports, statements and other documents required by law are properly kept and filed; and shall in general perform all the duties usually incident to the office of Secretary. The Secretary shall also have such powers and perform such duties as are assigned by these By-Laws, and shall have such other powers and perform such other duties, not inconsistent with these By-Laws, as from time to time may be assigned by the Board of Directors.

                Section 13.    Controller.    The Controller shall perform the usual duties pertaining to the office of the Controller. The Controller shall have charge of the supervision of the accounting system of the Corporation, and shall also have such other powers and perform such duties, not inconsistent with these By-Laws, as from time to time may be assigned by the Board of Directors.

                Section 14.    Assistants.    The Assistant Treasurers and the Assistant Secretaries shall have such powers and perform such duties as are assigned to them by these By-Laws and shall have such other powers and perform such other duties, not inconsistent with these By-Laws, as from time to time may be assigned to them by the Treasurer or the Secretary, respectively, or by the Board of Directors.

                Section 15.    Compensation.    Subject to any agreements, the compensation of the Chairman of the Board, President, Chief Financial Officer or Treasurer shall be fixed by the Board of Directors upon the recommendation of the Compensation Committee. The compensation of such other officers as may be appointed in accordance with the provisions of these By-Laws may be fixed by the Chairman of the Board or the Chief Executive Officer in accordance with these By-Laws. No officer shall be prevented from receiving such compensation by reason of also being a director of the Corporation.

ARTICLE V

INDEMNIFICATION

                Section 1.    Power to Indemnify in Actions, Suits or Proceedings other Than Those by or in the Right of the Corporation.    Subject to Section 3 of this Article V, the Corporation shall indemnify, to the fullest extent permitted by applicable law, now or hereafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director or officer of the Corporation, or is or was a director of officer of the Corporation serving at the request of the Corporation as a director or officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nola contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                Section 2.    Power to Indemnity in Actions, Suit or Proceedings by or in the Right of the Corporation.    Subject to Section 3of this Article V, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was director of officer of Corporation, or is or was a director or officer of the Corporation serving at the employee or agent of another corporation, partnership joint venture trust, employee benefit plan or other enterprise against expenses (including attorneys' fees) actually reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

                Section 3.    Authorization of Indemnification.    Any indemnification under this Article V (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 1 or section 2 of this Article V, as the case may be. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders. To the extent, however, that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case.

                Section 4.    Good Faith Defined.    For purposes of any determination under Section 3 of this Article V, a person shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to him by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term "another enterprise" as used in this Section 4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Sections 1 or 2 of this Article V, as the case may be.

                Section 5.    Indemnification by a Court.    Notwithstanding any contrary determination in the specific case under Section 3 of this Article V, and notwithstanding the absence of any determination thereunder, any director or officer may apply to any court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Sections 1 and 2 of this Article V. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because he has met the applicable standards of conduct set forth in Section 1 or 2 of this Article V, as the case may be. Neither a contrary determination in the specific case under Section 3 of this Article V nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

                Section 6.    Expenses Payable in Advance.    Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article V.

                Section 7.    Nonexclusivity of Indemnification and Advancement of Expenses.    The indemnification and advancement of expenses provided by or granted pursuant to this Article V shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-Law, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 1 and 2 of this Article V shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Sections 1 or 2 of this Article V but whom the Corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware, or otherwise.

                Section 8.    Insurance.    The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power or the obligation to indemnify him against such liability under the provisions of this Article V.

                Section 9.    Certain Definitions.    For purposes of this Article V, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article V with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article V, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article V.

                Section 10.    Survival of Indemnification and Advancement of Expenses.    The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

                Section 11.    Limitation on Indemnification.    Notwithstanding anything contained in this Article V to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 5 hereof), the Corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

                Section 12.    Indemnification of Employees and Agents.    The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article V to directors and officers of the Corporation.

ARTICLE VI

GENERAL PROVISIONS

                Section 1.    Certificates and Transfer of Shares.    (a) Certificates for shares of the Corporation shall be in such form as shall be approved by the Board of Directors. Such certificates shall be numbered and registered in the order in which they are issued an shall be signed by the Chairman of the Board, the President or Vice President and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer. Where any such certificate is countersigned by a transfer agent, other than the Corporation or its employee, or by a registrar, other than the Corporation or its employee, any other signature on such certificate may be a facsimile, engraved, stamped or printed. In the event that an officer whose facsimile signature appears on such certificate ceases for any reason to hold the office indicated and the Corporation or its transfer agent has on hand a supply of share certificates bearing such officer's facsimile signature, such certificates may continue to be issued and registered until such supply is exhausted.

                (b)           Transfers of shares of the Corporation shall be made only on the books of the Corporation by the holder thereof, or by the holder's attorney thereunto duly authorized an on surrender of the certificate or certificates for such shares properly endorsed. Every certificate surrendered to the Corporation shall be marked "Cancelled," with the date of Cancellation. Except as hereinafter provided, no new certificate shall be issued in exchange for one previously issued until the old certificate has been surrendered and cancelled.

                (c)            The holder of any shares of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of the certificate therefor and the Corporation may issue a new certificate in the place of any certificate therefore issued by it alleged to have been lost, destroyed or mutilated. The Board of Directors may, in its discretion, as conditions to the issue of any such new certificate, require the owner of the lost or destroyed certificate or the owner's legal representatives to make proof satisfactory to the Board of Directors of the loss or destruction thereof and to give the Corporation a bond in such form, in such sum and with such surely or sureties as the Board of Directors may direct, to indemnify the Corporation against any claim that may be made against it on account of any such certificate so alleged to have been lost or destroyed.

                Section 2.    Fiscal Year.    The fiscal year of the Corporation shall commence on July 1 and end on June 30 of each year, unless otherwise determined by the Board of Directors.

                Section 3.    Corporate Seal.    The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

                Section 4.    Voting of Stock Owned by the Corporation.    The Board of Directors or a person designated by the Board is authorized, on behalf of the Corporation, to attend, vote at and grant proxies to be used at any meeting of stockholders of any corporation (except this Corporation) in which the Corporation may hold stock.

                Section 5.    Amendments.    Subject to the Certificate of Incorporation, these By-Laws or any of them, may be altered, amended or repealed, or new By-Laws may be made, by the stockholders entitled to vote thereon at any annual or special meeting thereof or by the Board of Directors.

                Section 6.    Transfer and Registry Agents.    The Corporation may from time to time maintain one or more transfers officers or agencies and registry officers or agencies at such place or places as may be determined from time to time by the Board of Directors.

ARTICLE VII

SUBJECT TO CERTIFICATE OF INCORPORATION

                These By-Laws will be subject to the Certificate of Incorporation, and in the event of any conflict between these By-Laws and the Certificate of Incorporation, the provisions of the Certificate of Incorporation will supersede and take precedence.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 15, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ETHAN ALLEN INTERIORS INC. ETHAN ALLEN DRIVE P.O. BOX 1966 DANBURY, CT 06811-1966 ATTN: ERIC D. KOSTER ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 15, 2016. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E13433-P81818 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ETHAN ALLEN INTERIORS INC. The Board of Directors recommends you vote FOR each listed nominee: 1. To elect seven director nominees identified in the proxy statement to serve until the 2017 Annual Meeting of Stockholders; Election of Directors The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5, 6 and 7. Nominees: For Against Abstain For Against Abstain 2. To approve by-law amendments related to the procedures for stockholders to nominate directors or propose other matters for consideration at stockholder meetings; To approve by-law amendments to implement “proxy access”; To approve by-law amendments to implement majority voting in uncontested director elections; To approve certificate of incorporation and by-law amendments to allow for stockholder removal of directors with or without cause and to delete obsolete provisions from, and effect clarifying changes to, the certificate of incorporation; To approve, by a non-binding advisory vote, executive compensation of the Company's Named Executive Officers; ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1a. M. Farooq Kathwari 3. 1b. James B. Carlson 4. 1c. John J. Dooner, Jr. 5. 1d. Domenick J. Esposito 1e. Mary Garrett 6. ! ! ! ! ! ! 1f. James W. Schmotter 7. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2017 fiscal year; and 1g. Tara I. Stacom For address changes and/or comments, please check this box and write them on the back where indicated. NOTE: To transact such other business as may properly come before the meeting. ! Yes ! No Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com. E13434-P81818 ETHAN ALLEN INTERIORS INC. Annual Meeting of Stockholders November 16, 2016, 10:00 A.M. This proxy is solicited by the Board of Directors The undersigned stockholder of Ethan Allen Interiors Inc., a Delaware corporation (the "Company") hereby appoints Eric D. Koster and Corey Whitely as proxies for the undersigned, and each of them, with full power of substitution in each of them to attend the Annual Meeting of Stockholders to be held at the Ethan Allen Interiors Inc. International Corporate Headquarters at Ethan Allen Drive, Danbury, CT 06811 on Wednesday, November 16, 2016, at 10:00 A.M., local time, or any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and revokes any proxy heretofore given with respect to such meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF EACH NOMINEE LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3, 4, 5, 6 AND 7, AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is corporation, please sign in full corporate name by a duly authorized officer. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side. Address Changes/Comments: